Filed with the U.S. Securities and Exchange Commission on August 26, 2020
1933 Act Registration File No. 333-201530
1940 Act File No. 811-23024

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	66	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	68	[	X	]
(Check appropriate box or boxes.)

PACER FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
500 Chesterfield Parkway,
Malvern, Pennsylvania 19355
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (610) 644-8100
Joe M. Thomson, Chairman and President
Pacer Funds Trust
500 Chesterfield Parkway,
Malvern, Pennsylvania 19355
(Name and Address of Agent for Service)

With Copies to:

John Grady
Practus, LLP
1062 East Lancaster Avenue, Suite 15A
Rosemont, Pennsylvania 19010

As soon as practical after the effective date of this Registration Statement
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On August 31, 2020 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

        [ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
August 31, 2020

PTLC PTMC PTNQ PTEU	Pacer Trendpilot® US Large Cap ETF Pacer Trendpilot® US Mid Cap ETF Pacer Trendpilot® 100 ETF Pacer Trendpilot® European Index ETF	GCOW COWZ CALF ICOW	Pacer Global Cash Cows Dividend ETF Pacer US Cash Cows 100 ETF Pacer US Small Cap Cash Cows 100 ETF Pacer Developed Markets International Cash Cows 100 ETF
PAEU PIEL PWS	Pacer Autopilot Hedged European Index ETF Pacer International Export Leaders ETF Pacer WealthShield ETF
each of the above is listed on Cboe BZX Exchange, Inc.

SZNG SZNE HOTL RXRE INDS SRVR PAD
Pacer CFRA-Stovall Global Seasonal Rotation ETF
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Pacer Benchmark Hotel & Lodging Real Estate SCTRSM ETF
Pacer Benchmark Healthcare Real Estate SCTRSM ETF
Pacer Benchmark Industrial Real Estate SCTRSM ETF
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF
Pacer Benchmark Apartments & Residential Real Estate SCTRSM ETF
	PEXL AFTY PTBD PTIN TRND BUL	Pacer US Export Leaders ETF Pacer CSOP FTSE China A50 ETF Pacer Trendpilot® US Bond ETF Pacer Trendpilot® International ETF Pacer Trendpilot® Fund of Funds ETF Pacer US Cash Cows Growth ETF
each of the above is listed on the NYSE Arca, Inc.

VETS ECOW	Pacer Military Times Best Employers ETF Pacer Emerging Markets Cash Cows 100 ETF	HERD	Pacer Cash Cows Fund of Funds ETF
each of the above is listed on The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The Funds offered through this Prospectus are not money market funds and do not seek to maintain a fixed or stable NAV of $1.00 per share.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds’ reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.
You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.
INVESTMENT PRODUCTS: ☐ ARE NOT FDIC INSURED ☐ MAY LOSE VALUE ☐ ARE NOT BANK GUARANTEED

SUMMARY SECTION

Pacer Trendpilot® US Large Cap ETF
Investment Objective
The Pacer Trendpilot US Large Cap ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Large Cap Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500® Index (the “S&P 500”), (ii) 50% to the S&P 500 and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P 500 is based on the total return version of the S&P 500 and reflects the reinvestment of dividends paid by the securities in the S&P 500. The Index is expected to be predominantly invested in the components of the S&P 500 over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below. The S&P 500 consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.
The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective at the close of business on the first business day after the indicator for the change is triggered. The Index will be in a new position effective on the second business day.
Equity Indicator. When the S&P 500 closes above its 200-day moving average for five consecutive business days (the “Equity Indicator”), the exposure of the Index will be 100% to the S&P 500, effective at the close of business on the first business day following the date of the Equity Indicator. The Index will be in a new position effective on the second business day.
Once the Equity Indicator has been triggered, the exposure of the Index will next change to either be 50% to the S&P 500 and 50% to 3-Month US Treasury bills if the 50/50 Indicator (described below) is triggered or 100% to 3-Month US Treasury bills if both the 50/50 Indicator and the T-Bill Indicator (described below) are triggered simultaneously, effective at the close of business on the first business day following the date of the indicator(s). The Index will be in a new position effective on the second business day.
50/50 Indicator. When the S&P 500 closes below its 200-day moving average for five consecutive business days (the “50/50 Indicator”), the exposure of the Index will be 50% to the S&P 500 and 50% to 3-Month US Treasury bills, effective at the close of business on the first business day following the date of the 50/50 Indicator. The Index will be in a new position effective on the second business day. Following the effectiveness of the 50/50 Indicator, the exposure of the Index may be greater than or less than 50% with respect to the S&P 500 and 3-Month US Treasury bills depending on their respective performance until either the Equity Indicator or T-Bill Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Index will next change to either be 100% to the S&P 500 if the Equity Indicator is triggered or 100% to 3-Month US Treasury bills if the T-Bill Indicator (described below) is triggered, effective at the close of business on the first business day following the date of the indicator. The Index will be in a new position effective on the second business day.
T-Bill Indicator. When the S&P 500’s 200-day moving average closes lower than its value from five business days earlier (the “T-Bill Indicator”) and the 50/50 Indicator has been triggered, the exposure of the Index will be 100% to 3-Month US Treasury bills, effective at the close of business on the first business day following the date of the T-Bill Indicator. The Index will be in a new position effective on the second business day.
For example, if today is Wednesday and the S&P 500’s 200-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the T-Bill Indicator is triggered. Unlike the operation of the Equity Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the T-Bill Indicator has been triggered; rather, the T-Bill Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Index will not move directly from 100% exposure to the S&P 500 to 100% exposure to 3-Month US Treasury bills unless the 50/50 Indicator was simultaneously triggered following the most recent triggering of the Equity Indicator.
Once the T-Bill Indicator has been triggered, the exposure of the Index will next change to be 100% to the S&P 500 if the Equity Indicator is triggered, effective at the close of business on the first business day following the date of the indicator. The Index will be in a new position effective on the second business day. Once the T-Bill Indicator has been triggered, the Index will not return to its 50/50 position unless the Equity Indicator is first triggered, followed by the 50/50 Indicator being triggered.
The Index aims to mitigate, to some extent, the volatility of the S&P 500 by tracking 3-Month US Treasury bills (instead of the S&P 500) when the S&P 500 is in a negative trend.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index regardless of their investment merits. Other than in response to one of the triggers set forth above in accordance with the Index methodology, the Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
▪Trend Lag Risk. At least six consecutive trading days will elapse after the S&P 500 first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before the Index will switch from tracking the S&P 500 to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the S&P 500). As a result, if the S&P 500 is in an overall positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the S&P 500 for up to six consecutive trading days (or conversely, if the S&P 500 is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the S&P 500 for up to six consecutive trading days). Accordingly, the methodology employed by the Index does not eliminate exposure to downward trends and/or volatility in the S&P 500 and does not provide immediate exposure to upward trends and/or volatility in the S&P 500.

Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -18.83%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 8.92% (quarter ended December 31, 2019) and the Fund’s lowest return for a calendar quarter was -7.65% (quarter ended December 31, 2018).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (6/11/15)
Pacer Trendpilot US Large Cap ETF
Return Before Taxes	17.67%	7.68%
Return After Taxes on Distributions	17.36%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares	10.67%	5.99%
Pacer Trendpilot US Large Cap Index (reflects no deduction for fees, expenses, or taxes)	18.41%	8.35%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	12.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Trendpilot® US Mid Cap ETF
Investment Objective
The Pacer Trendpilot US Mid Cap ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Mid Cap Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400® Index (the “S&P MidCap 400”), (ii) 50% to the S&P MidCap 400 and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P MidCap 400 is based on the total return version of the S&P MidCap 400 and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400. The Index is expected to be predominantly invested in the components of the S&P MidCap 400 over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below. The S&P MidCap 400 measures the performance of mid-capitalization stocks in the United States.

The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective at the close of business on the first business day after the indicator for the change is triggered. The Index will be in a new position effective on the second business day.
Equity Indicator. When the S&P MidCap 400 closes above its 200-day moving average for five consecutive business days (the “Equity Indicator”), the exposure of the Index will be 100% to the S&P MidCap 400, effective at the close of business on the first business day following the date of the Equity Indicator. The Index will be in a new position effective on the second business day.
Once the Equity Indicator has been triggered, the exposure of the Index will next change to either be 50% to the S&P MidCap 400 and 50% to 3-Month US Treasury bills if the 50/50 Indicator (described below) is triggered or 100% to 3-Month US Treasury bills if both the 50/50 Indicator and the T-Bill Indicator (described below) are triggered simultaneously, effective at the close of business on the first business day following the date of the indicator(s). The Index will be in a new position effective on the second business day.
50/50 Indicator. When the S&P MidCap 400 closes below its 200-day moving average for five consecutive business days (the “50/50 Indicator”), the exposure of the Index will be 50% to the S&P MidCap 400 and 50% to 3-Month US Treasury bills, effective at the close of business on the first business day following the date of the 50/50 Indicator. The Index will be in a new position effective on the second business day. Following the effectiveness of the 50/50 Indicator, the exposure of the Index may be greater than or less than 50% with respect to the S&P MidCap 400 and 3-Month US Treasury bills depending on their respective performance until either the Equity Indicator or T-Bill Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Index will next change to either be 100% to the S&P MidCap 400 if the Equity Indicator is triggered or 100% to 3-Month US Treasury bills if the T-Bill Indicator (described below) is triggered, effective at the close of business on the first business day following the date of the indicator.
T-Bill Indicator. When the S&P MidCap 400’s 200-day moving average closes lower than its value from five business days earlier (the “T-Bill Indicator”) and the 50/50 Indicator has been triggered, the exposure of the Index will be 100% to 3-Month US Treasury bills, effective at the close of business on the first business day following the date of the T-Bill Indicator. The Index will be in a new position effective on the second business day.
For example, if today is Wednesday and the S&P MidCap 400’s 200-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the T-Bill Indicator is triggered. Unlike the operation of the Equity Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the T-Bill Indicator has been triggered; rather, the T-Bill Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Index will not move directly from 100% exposure to the S&P MidCap 400 to 100% exposure to 3-Month US Treasury bills unless the 50/50 Indicator was first triggered following the most recent triggering of the Equity Indicator.
Once the T-Bill Indicator has been triggered, the exposure of the Index will next change to be 100% to the S&P MidCap 400 if the Equity Indicator is triggered, effective at the close of business on the first business day following the date of the indicator. The Index will be in a new position effective on the second business day. Once the T-Bill Indicator has been triggered, the Index will not return to its 50/50 position unless the Equity Indicator is simultaneously triggered, followed by the 50/50 Indicator being triggered.
The Index aims to mitigate, to some extent, the volatility of the S&P MidCap 400 by tracking 3-Month US Treasury bills (instead of the S&P MidCap 400) when the S&P MidCap 400 is in a negative trend.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index regardless of their investment merits. Other than in response to one of the triggers set forth above in accordance with the Index methodology, the Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
▪Trend Lag Risk. At least six consecutive trading days will elapse after the S&P MidCap 400 first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before the Index will switch from tracking the S&P MidCap 400 to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the S&P MidCap 400). As a result, if the S&P MidCap 400 is in an overall positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the S&P MidCap 400 for up to six consecutive trading days (or conversely, if the S&P MidCap 400 is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the S&P MidCap 400 for up to six consecutive trading days). Accordingly, the methodology employed by the Index does not eliminate exposure to downward trends and/or volatility in the S&P MidCap 400 and does not provide immediate exposure to upward trends and/or volatility in the S&P MidCap 400.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.

Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -10.92%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 6.83% (quarter ended December 31, 2019) and the Fund’s lowest return for a calendar quarter was -6.62% (quarter ended December 31, 2018).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (6/11/15)
Pacer Trendpilot US Mid Cap ETF
Return Before Taxes	1.01%	5.47%
Return After Taxes on Distributions	0.63%	5.26%
Return After Taxes on Distributions and Sale of Fund Shares	0.79%	4.24%
Pacer Trendpilot US Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	1.48%	6.08%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	26.20%	8.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Trendpilot® 100 ETF
Investment Objective
The Pacer Trendpilot 100 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer NASDAQ-100 Trendpilot Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the NASDAQ-100® Index (the “NASDAQ-100”), (ii) 50% to the NASDAQ-100 and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the NASDAQ-100 and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the NASDAQ-100 is based on the total return version of the NASDAQ-100 and reflects the reinvestment of dividends paid by the securities in the NASDAQ-100. The Index is expected to be predominantly invested in the components of the NASDAQ-100 over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.

The NASDAQ-100 Index includes approximately 100 of the largest non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The NASDAQ-100 Index was developed by NASDAQ OMX. There is no minimum market capitalization requirement for inclusion in the NASDAQ-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements. As of July 24, 2020, the range of market capitalizations of companies in the NASDAQ-100 Index was approximately $9.6 billion to $1.6 trillion.
The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective on the second business day after the indicator for the change is triggered. The Index will be in a new position effective at the close of business on the first business day.
Equity Indicator. When the NASDAQ-100 closes above its 200-day moving average for five consecutive business days (the “Equity Indicator”), the exposure of the Index will be 100% to the NASDAQ-100, effective at the close of business on the first business day following the date of the Equity Indicator. The Index will be in a new position effective on the second business day.
Once the Equity Indicator has been triggered, the exposure of the Index will next change to either be 50% to the NASDAQ-100 and 50% to 3-Month US Treasury bills if the 50/50 Indicator (described below) is triggered or 100% to 3-Month US Treasury bills if both the 50/50 Indicator and the T-Bill Indicator (described below) are triggered simultaneously, effective on the second business day following the date of the indicator(s). The Index will be in a new position effective at the close of business on the first business day.
50/50 Indicator. When the NASDAQ-100 closes below its 200-day moving average for five consecutive business days (the “50/50 Indicator”) and the 50/50 Indicator has been triggered, the exposure of the Index will be 50% to the NASDAQ-100 and 50% to 3-Month US Treasury bills, effective at the close of business on the first business day following the date of the 50/50 Indicator. The Index will be in a new position effective on the second business day. Following the effectiveness of the 50/50 Indicator, the exposure of the Index may be greater than or less than 50% with respect to the NASDAQ-100 and 3-Month US Treasury bills depending on their respective performance until either the Equity Indicator or T-Bill Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Index will next change to either be 100% to the NASDAQ-100 if the Equity Indicator is triggered or 100% to 3-Month US Treasury bills if the T-Bill Indicator (described below) is triggered, effective at the close of business on the first business day following the date of the indicator(s). The Index will be in a new position effective on the second business day.
T-Bill Indicator. When the NASDAQ-100’s 200-day moving average closes lower than its value from five business days earlier (the “T-Bill Indicator”), the exposure of the Index will be 100% to 3-Month US Treasury bills, effective at the close of business on the first business day following the date of the T-Bill Indicator. The Index will be in a new position effective on the second business day.
For example, if today is Wednesday and the NASDAQ-100’s 200-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the T-Bill Indicator is triggered. Unlike the operation of the Equity Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the T-Bill Indicator has been triggered; rather, the T-Bill Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Index will not move directly from 100% exposure to the NASDAQ-100 to 100% exposure to 3-Month US Treasury bills unless the 50/50 Indicator was first triggered following the most recent triggering of the Equity Indicator.
Once the T-Bill Indicator has been triggered, the exposure of the Index will next change to be 100% to the NASDAQ-100 if the Equity Indicator is triggered, effective at the close of business on the first business day following the date of the indicator. The Index will be in a new position effective on the second business day. Once the T-Bill Indicator has been triggered, the Index will not return to its 50/50 position unless the Equity Indicator is simultaneously triggered, followed by the 50/50 Indicator being triggered.

The Index aims to mitigate, to some extent, the volatility of the NASDAQ-100 by tracking 3-Month US Treasury bills (instead of the NASDAQ-100) when the NASDAQ-100 is in a negative trend.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index regardless of their investment merits. Other than in response to one of the triggers set forth above in accordance with the Index methodology, the Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Communications Services Sector Risk. The Fund is generally expected to invest significantly in companies in the communications services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of the such companies. Companies in the communications services sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
▪Trend Lag Risk. At least six consecutive trading days will elapse after the NASDAQ-100 first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before the Index will switch from tracking the NASDAQ-100 to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the NASDAQ-100). As a result, if the NASDAQ-100 is in an overall positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the NASDAQ-100 for up to six consecutive trading days (or conversely, if the NASDAQ-100 is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the NASDAQ-100 for up to six consecutive trading days). Accordingly, the methodology employed by the Index does not eliminate exposure to downward trends and/or volatility in the NASDAQ-100 and does not provide immediate exposure to upward trends and/or volatility in the NASDAQ-100.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was 5.79%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 12.91% (quarter ended December 31, 2019) and the Fund’s lowest return for a calendar quarter was -9.06% (quarter ended December 31, 2018).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (6/11/15)
Pacer Trendpilot 100 ETF
Return Before Taxes	24.22%	11.53%
Return After Taxes on Distributions	24.08%	11.43%
Return After Taxes on Distributions and Sale of Fund Shares	14.42%	9.14%
Pacer NASDAQ-100 Trendpilot Index (reflects no deduction for fees, expenses, or taxes)	24.71%	12.21%
NASDAQ-100 Index (reflects no deduction for fees, expenses, or taxes)	39.46%	17.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Trendpilot® European Index ETF
Investment Objective
The Pacer Trendpilot European Index ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot European Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Index and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the FTSE Eurozone Index is based on the total return version of the FTSE Eurozone Index and reflects the reinvestment of dividends paid by the securities in the FTSE Eurozone Index. The Index is expected to be predominantly invested in the components of the FTSE Eurozone Index over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.
The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands, and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which targets coverage of over 99% of investable market capitalization globally.

The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective at the close of business on the first business day after the indicator for the change is triggered. The Index will be in a new position effective on the second business day.
Equity Indicator. When the FTSE Eurozone Index closes above its 200-day moving average for five consecutive business days (the “Equity Indicator”), the exposure of the Index will be 100% to the FTSE Eurozone Index, effective at the close of business on the first business day following the date of the Equity Indicator. The Index will be in a new position effective on the second business day.
Once the Equity Indicator has been triggered, the exposure of the Index will next change to either be 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills if the 50/50 Indicator (described below) is triggered or 100% to 3-Month US Treasury bills if both the 50/50 Indicator and the T-Bill Indicator (described below) are triggered simultaneously, effective at the close of business on the first business day following the date of the indicator(s). The Index will be in a new position effective on the second business day.
50/50 Indicator. When the FTSE Eurozone Index closes below its 200-day moving average for five consecutive business days (the “50/50 Indicator”), the exposure of the Index will be 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, effective at the close of business on the first business following the date of the 50/50 Indicator. The Index will be in a new position effective on the second business day. Following the effectiveness of the 50/50 Indicator, the exposure of the Index may be greater than or less than 50% with respect to the FTSE Eurozone Index and 3-Month US Treasury bills depending on their respective performance until either the Equity Indicator or T-Bill Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Index will next change to either be 100% to the FTSE Eurozone Index if the Equity Indicator is triggered or 100% to 3-Month US Treasury bills if the T-Bill Indicator (described below) is triggered, effective at the close of business on the first business following the date of the indicator. The Index will be in a new position effective on the second business day.
T-Bill Indicator. When the FTSE Eurozone Index’s 200-day moving average closes lower than its value from five business days earlier (the “T-Bill Indicator”) and the 50/50 Indicator has been triggered, the exposure of the Index will be 100% to 3-Month US Treasury bills, effective at the close of business on the first business day following the date of the T-Bill Indicator. The Index will be in a new position effective on the second business day.
For example, if today is Wednesday and the FTSE Eurozone Index’s 200-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the T-Bill Indicator is triggered. Unlike the operation of the Equity Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the T-Bill Indicator has been triggered; rather, the T-Bill Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Index will not move directly from 100% exposure to the FTSE Eurozone Index to 100% exposure to 3-Month US Treasury bills unless the 50/50 Indicator was simultaneously triggered following the most recent triggering of the Equity Indicator.
Once the T-Bill Indicator has been triggered, the exposure of the Index will next change to be 100% to the FTSE Eurozone Index if the Equity Indicator is triggered, effective at the close of business on the first business following the date of the indicator. Once the T-Bill Indicator has been triggered, the Index will not return to its 50/50 position unless the Equity Indicator is first triggered, followed by the 50/50 Indicator being triggered. The Index will be in a new position effective on the second business day.
The Index aims to mitigate, to some extent, the volatility of the FTSE Eurozone Index by tracking 3-Month US Treasury bills (instead of the FTSE Eurozone Index) when the FTSE Eurozone Index is in a negative trend.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪European Investments Risk. The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.
▪Additionally, the United Kingdom’s (the “UK”) withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK and the EU. The withdrawal agreement between the UK and the EU entered into force on January 31, 2020, at which time the UK ceased to be a member of the EU. Following the withdrawal, there will be a transition period, ending December 31, 2020, during which the UK will negotiate its future relationship with the EU.
▪The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during the transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Index’s, and therefore the Fund’s, heavy equity exposure to two countries (France and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index regardless of their investment merits. Other than in response to one of the triggers set forth above in accordance with the Index methodology, the Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
▪Trend Lag Risk. At least six consecutive trading days will elapse after the FTSE Eurozone Index first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before the Index will switch from tracking the FTSE Eurozone Index to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the FTSE Eurozone Index). As a result, if the FTSE Eurozone Index is in an overall positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the FTSE Eurozone Index for up to six consecutive trading days (or conversely, if the FTSE Eurozone Index is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the FTSE Eurozone Index for up to six consecutive trading days). Accordingly, the methodology employed by the Index does not eliminate exposure to downward trends and/or volatility in the FTSE Eurozone Index or provide immediate exposure to upward trends and/or volatility in the FTSE Eurozone Index.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.

Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -13.60%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 8.67% (quarter ended June 30, 2017) and the Fund’s lowest return for a calendar quarter was -8.93% (quarter ended June 30, 2016).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (12/14/15)
Pacer Trendpilot European Index ETF
Return Before Taxes	13.45%	3.86%
Return After Taxes on Distributions	13.01%	3.71%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	3.18%
Pacer Trendpilot European Index (reflects no deduction for fees, expenses, or taxes)	15.23%	5.32%
FTSE Eurozone Index (reflects no deduction for fees, expenses, or taxes)	23.82%	8.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Trendpilot® International ETF
Investment Objective
The Pacer Trendpilot International ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot International Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.66%
1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period May 2, 2019 (commencement of operations) through April 30, 2020, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P Developed Ex-U.S. LargeCap Index is based on the total return version of the S&P Developed Ex-U.S. LargeCap Local Currency Index and reflects the reinvestment of dividends paid by the securities in the S&P Developed Ex-U.S. LargeCap Index. The Index is expected to be predominantly invested in the components of the S&P Developed Ex-U.S. LargeCap Index over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.

The S&P Developed Ex-U.S. LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States. The S&P Developed Ex-U.S. LargeCap Index is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.
The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective on the second business day after the indicator for the change is triggered.
As of June 30, 2020, the Index was entirely invested in the S&P U.S. 0-3 Month T-Bill Index constituents.
Equity Indicator. When the S&P Developed Ex-U.S. LargeCap Index closes above its 200-day moving average for five consecutive business days (the “Equity Indicator”), the exposure of the Index will be 100% to the S&P Developed Ex-U.S. LargeCap Index, effective on the second business day following the date of the Equity Indicator.
Once the Equity Indicator has been triggered, the exposure of the Index will next change to either be 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills if the 50/50 Indicator (described below) is triggered or 100% to 3-Month US Treasury bills if both the 50/50 Indicator and the T-Bill Indicator (described below) are triggered simultaneously, effective on the second business day following the date of the indicator(s).
50/50 Indicator. When the S&P Developed Ex-U.S. LargeCap Index closes below its 200-day moving average for five consecutive business days (the “50/50 Indicator”), the exposure of the Index will be 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, effective on the second business day following the date of the 50/50 Indicator. Following the effectiveness of the 50/50 Indicator, the exposure of the Index may be greater than or less than 50% with respect to the S&P Developed Ex-U.S. LargeCap Index and 3-Month US Treasury bills depending on their respective performance until either the Equity Indicator or T-Bill Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Index will next change to either be 100% to the S&P Developed Ex-U.S. LargeCap Index if the Equity Indicator is triggered or 100% to 3-Month US Treasury bills if the T-Bill Indicator (described below) is triggered, effective on the second business day following the date of the indicator.
T-Bill Indicator. When the S&P Developed Ex-U.S. LargeCap Index’s 200-day moving average closes lower than its value from five business days earlier (the “T-Bill Indicator”), the exposure of the Index will be 100% to 3-Month US Treasury bills, effective on the second business day following the date of the T-Bill Indicator.
For example, if today is Wednesday and the S&P Developed Ex-U.S. LargeCap Index’s 200-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the T-Bill Indicator is triggered. Unlike the operation of the Equity Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the T-Bill Indicator has been triggered; rather, the T-Bill Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Index will not move directly from 100% exposure to the S&P Developed Ex-U.S. LargeCap Index to 100% exposure to 3-Month US Treasury bills unless the 50/50 Indicator was simultaneously triggered following the most recent triggering of the Equity Indicator.
Once the T-Bill Indicator has been triggered, the exposure of the Index will next change to be 100% to the S&P Developed Ex-U.S. LargeCap Index if the Equity Indicator is triggered, effective on the second business day following the date of the indicator. Once the T-Bill Indicator has been triggered, the Index will not return to its 50/50 position unless the Equity Indicator is first triggered, followed by the 50/50 Indicator being triggered.
The Index aims to mitigate, to some extent, the volatility of the S&P Developed Ex-U.S. LargeCap Index by tracking 3-Month US Treasury bills (instead of the S&P Developed Ex-U.S. LargeCap Index) when the S&P Developed Ex-U.S. LargeCap Index is in a negative trend.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. The Fund’s assets may include investments denominated in non-U.S. currencies.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. At times, the Fund may have a portfolio turnover rate substantially greater than 100%.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Risks Related to Investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economic growth rate has remained relatively low for an extended period of time and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
◦Risks Related to Investing in Western Europe. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.
Additionally, the United Kingdom’s (the “UK”) withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK and the EU. The withdrawal agreement between the UK and the EU entered into force on January 31, 2020, at which time the UK ceased to be a member of the EU. Following the withdrawal, there will be a transition period, ending December 31, 2020, during which the UK will negotiate its future relationship with the EU.

The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during the transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
▪Trend Lag Risk. At least six consecutive trading days will elapse after the S&P Developed Ex-U.S. LargeCap Index first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before the Index will switch from tracking the S&P Developed Ex-U.S. LargeCap Index to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the S&P Developed Ex-U.S. LargeCap Index ). As a result, if the S&P Developed Ex-U.S. LargeCap Index is in an overall positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the S&P Developed Ex-U.S. LargeCap Index for up to six consecutive trading days (or conversely, if the S&P Developed Ex-U.S. LargeCap Index is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the S&P Developed Ex-U.S. LargeCap Index for up to six consecutive trading days). Accordingly, the methodology employed by the Index does not eliminate exposure to downward trends and/or volatility in the S&P Developed Ex-U.S. LargeCap Index or provide immediate exposure to upward trends and/or volatility in the S&P Developed Ex-U.S. LargeCap Index.
Fund Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Trendpilot® US Bond ETF
Investment Objective
The Pacer Trendpilot US Bond ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Bond Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period October 22, 2019 (commencement of operations) through April 30, 2020, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the “Risk Ratio,” described below.
The S&P U.S. High Yield Corporate Bond Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued in the U.S. The S&P U.S. Treasury Bond 7-10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years. The Index uses a “Risk Ratio” to signal a change in the position of the Index. The Risk Ratio is calculated by dividing the value of the S&P U.S. High Yield Corporate Bond Index by the value of the S&P U.S. Treasury Bond 7-10 Year Index.

The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective by the close of business on the sixth business day after the indicator for the change is triggered. The Index will be in a new position effective on the seventh business day.
High Yield Indicator. When the Risk Ratio closes above its 100-day historical simple moving average (the “100-day moving average”) for five consecutive business days (the “High Yield Indicator”), the exposure of the Index will be 100% to the S&P U.S. High Yield Corporate Bond Index, effective by the close of business on the sixth business day following the date of the High Yield Indicator. The Index will be in a new position effective on the seventh business day.
Once the High Yield Indicator has been triggered, the exposure of the Index will next change to either be 50% to the S&P U.S. High Yield Corporate Bond Index and 50% S&P U.S. Treasury Bond 7-10 Year Index if the 50/50 Indicator (described below) is triggered or 100% to S&P U.S. Treasury Bond 7-10 Year Index if both the 50/50 Indicator and the Treasury Bond (“T-Bond”) Indicator (described below) are triggered simultaneously, effective by the close of business on the sixth business day following the date of the High Yield Indicator. The Index will be in a new position effective on the seventh business day.
50/50 Indicator. When the Risk Ratio closes below its 100-day moving average for five consecutive business days (the “50/50 Indicator”), the exposure of the Index will be 50% to the S&P U.S. High Yield Corporate Bond Index and 50% S&P U.S. Treasury Bond 7-10 Year Index, effective by the close of business on the sixth business day following the date of the 50/50 Indicator. The Index will be in a new position effective on the seventh business day. Following the effectiveness of the 50/50 Indicator, the exposure of the Index may be greater than or less than 50% with respect to the S&P U.S. High Yield Corporate Bond Index and S&P U.S. Treasury Bond 7-10 Year Index depending on their respective performance until either the High Yield Indicator or T-Bond Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Index will next change to either be 100% to the S&P U.S. High Yield Corporate Bond Index if the High Yield Indicator is triggered or 100% to S&P U.S. Treasury Bond 7-10 Year Index if the T-Bond Indicator (described below) is triggered, effective by the close of business on the sixth business day following the date of the 50/50 Indicator. The Index will be in a new position effective on the seventh business day.
T-Bond Indicator. When the Risk Ratio’s 100-day moving average closes lower than its value from five business days earlier (the “T-Bond Indicator”), the exposure of the Index will be 100% to S&P U.S. Treasury Bond 7-10 Year Index, effective by the close of business on the sixth business day following the date of the T-Bond Indicator. The Index will be in a new position effective on the seventh business day.
For example, if today is Wednesday and the Risk Ratio 100-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the T-Bond Indicator is triggered. Unlike the operation of the High Yield Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the T-Bond Indicator has been triggered; rather, the T-Bond Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Index will not move directly from 100% exposure to the S&P U.S. High Yield Corporate Bond Index to 100% exposure to S&P U.S. Treasury Bond 7-10 Year Index unless the 50/50 Indicator was simultaneously triggered following the most recent triggering of the High Yield Indicator.
Once the T-Bond Indicator has been triggered, the exposure of the Index will next change to be 100% to the S&P U.S. High Yield Corporate Bond Index if the High Yield Indicator is triggered, effective by the close of business on the sixth business day following the date of the indicator. The Index will be in a new position effective on the seventh business day. Once the T-Bond Indicator has been triggered, the Index will not return to its 50/50 position unless the High Yield Indicator is first triggered, followed by the 50/50 Indicator being triggered.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. However, the Fund may use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index does not involve practical difficulties or substantial costs).
The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, the Adviser (as defined below), or the Sub-Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Yield Risk. High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities. As a result, the value of the Fund may be subject to greater volatility than other funds, and the Fund may be exposed to greater tracking risk (described below) than other funds.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Management Risk. To the extent the Fund uses a representative sampling strategy to obtain exposure to the Index, the Fund’s ability to track the performance of the Index will be contingent on the ability of the Fund’s sub-adviser to identify a subset of Index components whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. Additionally, to the extent the high yield market experiences greater volatility or reduced liquidity, the Fund may not be able to acquire or dispose of the high yield securities in the Index at exactly the same time and price reflected in a reconstitution of the Index, and consequently, the Index’s exposure to the S&P U.S. High Yield Corporate Bond Index may result in a greater difference between the returns of the Fund and those of the Index.
▪Trend Lag Risk. At least six consecutive trading days will elapse after the Risk Ratio first drops below its historical 100-day simple moving average (or conversely, first moves above such average) before the Index will switch from tracking the S&P U.S. High Yield Corporate Bond Index to the S&P U.S. Treasury Bond 7-10 Year Index (or conversely, from the S&P U.S. Treasury Bond 7-10 Year Index to the S&P U.S. High Yield Corporate Bond Index). As a result, if the S&P U.S. High Yield Corporate Bond Index is in an overall positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the S&P U.S. High Yield Corporate Bond Index for up to six consecutive trading days (or conversely, if the S&P U.S. High Yield Corporate Bond Index is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the S&P U.S. High Yield Corporate Bond Index for up to six consecutive trading days). Accordingly, the methodology employed by the Index does not eliminate exposure to downward trends and/or volatility in the S&P U.S. High Yield Corporate Bond Index and does not provide immediate exposure to upward trends and/or volatility in the S&P U.S. High Yield Corporate Bond Index.
Fund Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Investment Sub-Adviser
Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.
Portfolio Managers
Jim Iredale, CFA, Senior Portfolio Manager – Fixed Income, and Austin Wen, CFA, Portfolio Manager of VIA, have primary responsibility for the day-to-day management of the Fund Mr. Iredale has been a portfolio manager of the Fund since the Fund’s inception and Mr. Wen has been a portfolio manager of the Fund since June 2020.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, and their related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Trendpilot® Fund of Funds ETF
Investment Objective
The Pacer Trendpilot Fund of Funds ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot Fund of Funds Index (the “Index” or the “Fund of Funds Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.62%
Total Annual Fund Operating Expenses	0.77%
1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period May 3, 2019 (commencement of operations) through April 30, 2020, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Equity Component” specified in the table below, (ii) 50% to the applicable Equity Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Equity Component and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Equity Component is based on the total return version of such Equity Component and reflects the reinvestment of dividends paid by the securities in such Equity Component.

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot Index	NASDAQ-100® Index
40%	Pacer Trendpilot® International ETF	Pacer Trendpilot International Index	S&P Developed Ex-U.S. LargeCap Index
The Trendpilot Indexes
Each Trendpilot Index uses a systematic trend following strategy that directs the Trendpilot Index’s exposure to either the applicable Equity Component, 50% to the applicable Equity Component and 50% to 3-Month US Treasury bills, or 100% to 3-Month US Treasury bills and may stay in any of its three possible positions for an extended period of time. As described below, each Trendpilot Index will change its position based on the following indicators, and each change will become effective on the second business day after the indicator for the change is triggered.
Equity Indicator. When the applicable Equity Component closes above its 200-day moving average for five consecutive business days (the “Equity Indicator”), the exposure of the applicable Trendpilot Index will be 100% to the Equity Component, effective on the second business following the date of the Equity Indicator.
Once the Equity Indicator has been triggered, the exposure of the Trendpilot Index will next change to either be 50% to the Equity Component and 50% to 3-Month US Treasury bills if the 50/50 Indicator (described below) is triggered or 100% to 3-Month US Treasury bills if both the 50/50 Indicator and the T-Bill Indicator (described below) are triggered simultaneously, effective on the second business day following the date of the indicator(s).
50/50 Indicator. When the applicable Equity Component closes below its 200-day moving average for five consecutive business days (the “50/50 Indicator”), the exposure of the Trendpilot Index will be 50% to the Equity Component and 50% to 3-Month US Treasury bills, effective on the second business day following the date of the 50/50 Indicator. Following the effectiveness of the 50/50 Indicator, the exposure of the Trendpilot Index may be greater than or less than 50% with respect to the Equity Component and 3-Month US Treasury bills depending on their respective performance until either the Equity Indicator or T-Bill Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Trendpilot Index will next change to either be 100% to the Equity Component if the Equity Indicator is triggered or 100% to 3-Month US Treasury bills if the T-Bill Indicator (described below) is triggered, effective on the second business day following the date of the indicator.
T-Bill Indicator. When the applicable Equity Component’s 200-day moving average closes lower than its value from five business days earlier (the “T-Bill Indicator”), the exposure of the Trendpilot Index will be 100% to 3-Month US Treasury bills, effective on the second business day following the date of the T-Bill Indicator.
For example, if today is Wednesday and the applicable Equity Component’s 200-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the T-Bill Indicator is triggered. Unlike the operation of the Equity Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the T-Bill Indicator has been triggered; rather, the T-Bill Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Trendpilot Index will not move directly from 100% exposure to the Equity Component to 100% exposure to 3-Month US Treasury bills unless the 50/50 Indicator was simultaneously triggered following the most recent triggering of the Equity Indicator.
Once the T-Bill Indicator has been triggered, the exposure of the Trendpilot Index will next change to be 100% to the Equity Component if the Equity Indicator is triggered, effective on the second business day following the date of the indicator. Once the T-Bill Indicator has been triggered, the Trendpilot Index will not return to its 50/50 position unless the Equity Indicator is first triggered, followed by the 50/50 Indicator being triggered.
The Index aims to mitigate, to some extent, the volatility of the Equity Component by tracking 3-Month US Treasury bills (instead of the Equity Component) when the applicable Equity Component is in a negative trend. Because the Equity Indicator, 50/50 Indicator, and T-Bill Indicator (collectively, the “Exposure Indicators”) for each Trendpilot Index operate independent of the Exposure Indicators for each other Trendpilot Index, the Fund of Funds Index may reflect equity exposure each Trendpilot ETF, for each Trendpilot ETF, or a mix of equity 3-Month US Treasury bill exposures for short or long periods of time. When the 50/50 Indicator or T-Bill Indicator has been triggered for a particular Trendpilot ETF, the Fund of Funds Index will have reduced or no exposure, respectively, to the applicable Trendpilot ETF’s Equity Component.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Fund of Funds Index (i.e., the Trendpilot ETFs). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Fund of Funds Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the

Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.

▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Other Investment Companies Risk. The Fund primarily invests in other ETFs and will incur higher and duplicative expenses as a result of such investments. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
▪Trend Lag Risk. At least six consecutive trading days will elapse after the applicable Equity Component first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before a Trendpilot Index will switch from tracking the Equity Component to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the Equity Component). As a result, if the Equity Component is in an overall positive trend, the Trendpilot Index and consequently the Fund of Funds Index and the Fund may be adversely affected by a downward trend and/or volatility in the Equity Component for up to six consecutive trading days (or conversely, if the Equity Component is in an overall negative trend, the Trendpilot Index and consequently the Fund of Funds Index and the Fund may not benefit from an upward trend and/or volatility in the Equity Component for up to six consecutive trading days). Accordingly, the methodology employed by each Trendpilot Index does not eliminate exposure to downward trends and/or volatility in the Equity Component and does not provide immediate exposure to upward trends and/or volatility in the Equity Component.
Fund Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer US Cash Cows 100 ETF
Investment Objective
The Pacer US Cash Cows 100 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows 100 Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”.
Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

The initial index universe is derived from the component companies of the Russell 1000® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe.

The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.
At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their trailing twelve month free cash flow, and weightings are capped at 2% of the weight of the Index for any individual company. The Index is reconstituted and rebalanced quarterly as of the close of business on the 3rd Friday of March, June, September, and December based on data as of the 1st Friday of the applicable rebalance month.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Health Care Sector Risk. The Fund may invest in companies in the health care sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.

◦Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
▪Style Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which may have a negative impact on the Fund’s performance.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -12.30%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 12.56% (quarter ended March 31, 2019) and the Fund’s lowest return for a calendar quarter was -15.92% (quarter ended December 31, 2018).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (12/16/16)
Pacer US Cash Cows 100 ETF
Return Before Taxes	23.21%	9.52%
Return After Taxes on Distributions	22.61%	9.01%
Return After Taxes on Distributions and Sale of Fund Shares	14.12%	7.34%
Pacer US Cash Cows 100 Index (reflects no deduction for fees, expenses, or taxes)	23.95%	10.03%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	31.43%	14.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer US Small Cap Cash Cows 100 ETF
Investment Objective
The Pacer US Small Cap Cash Cows 100 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer US Small Cap Cash Cows Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index

The Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”.
Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

The initial Index universe is derived from the component companies of the S&P Small Cap 600® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe.

The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.
At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their trailing twelve month free cash flow, and weightings are capped at 2% of the weight of the Index for any individual company. Weight above the 2% limitation is redistributed among the other Index constituents in proportion to their weights. As of June 30, 2020, the companies included in the Index had a market capitalization of $241 million to $3.5 billion. The Index is reconstituted and rebalanced quarterly as of the close of business on the 3nd Friday of March, June, September, and December based on data as of the 2nd Friday of the applicable rebalance month.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Health Care Sector Risk. The Fund may invest in companies in the health care sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.
◦Industrials Sector Risk. The Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

◦Information Technology Sector Risk.The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
▪Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.
▪Style Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which may have a negative impact on the Fund’s performance.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -12.66%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 10.43% (quarter ended December 31, 2019) and the Fund’s lowest return for a calendar quarter was -19.22% (quarter ended December 31, 2018).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (6/16/17)
Pacer US Small Cap Cash Cows 100 ETF
Return Before Taxes	18.54%	4.94%
Return After Taxes on Distributions	18.22%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	11.15%	3.77%
Pacer US Small Cap Cash Cows Index (reflects no deduction for fees, expenses, or taxes)	18.74%	5.08%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses, or taxes)	22.78%	8.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer US Cash Cows Growth ETF
Investment Objective
The Pacer US Cash Cows Growth ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows Growth Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period May 2, 2019 (commencement of operations) through April 30, 2020, the Fund’s portfolio turnover rate was 166% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”.

The initial Index universe is derived from the component companies of the S&P 900® Pure Growth Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe.

Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 50 companies with the highest free cash flow yield are included in the Index. As of April 23, 2020, the Index had significant exposure to companies in the information technology, industrials, health care, and energy sectors.
At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their current market capitalization, and weightings are capped at 5% of the weight of the Index for any individual company. Weight above the 5% limitation is redistributed among the other Index constituents in proportion to their weights. As of April 23, 2020, the Index had a market capitalization range of $1.2 billion to $250.8 billion. The Index is reconstituted and rebalanced quarterly as of the close of business on the 3nd Friday of March, June, September, and December based on data as of the 2nd Friday of the applicable rebalance month.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Energy Sector Risk. The Fund may invest in companies in the energy sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts, natural disasters, and potential civil liabilities. Such companies are also subject to risks changes in economic conditions, as well as market and political risks of the countries where energy companies are located or do business.
◦Health Care Sector Risk. The Fund may invest in companies in the health care sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.
◦Industrials Sector Risk. The Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
◦Information Technology Sector Risk.The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
▪Style Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which may have a negative impact on the Fund’s performance.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
Fund Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.

Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Global Cash Cows Dividend ETF
Investment Objective
The Pacer Global Cash Cows Dividend ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Global Cash Cows Dividend Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index

The Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yields backed by a high free cash flow yield.
Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

The initial index universe is derived from the component companies of the FTSE All-World Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe.

The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.
At the time of each rebalance of the Index, the companies included in the Index are weighted based on the aggregate amount of dividends distributed by each company for the trailing twelve month period, and weightings are capped at 2% of the weight of the Index for any individual company. The Index is reconstituted and rebalanced semi-annually as of the close of business on the 3rd Friday of June and December based on data as of the 1st Friday of the applicable rebalance month.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the components of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

▪Style Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which may have a negative impact on the Fund’s performance.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -18.46%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 10.13% (quarter ended March 31, 2019) and the Fund’s lowest return for a calendar quarter was -8.98% (quarter ended December 31, 2018).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (2/22/16)
Pacer Global Cash Cows Dividend ETF
Return Before Taxes	17.53%	9.79%
Return After Taxes on Distributions	16.48%	9.08%
Return After Taxes on Distributions and Sale of Fund Shares	11.39%	7.77%
Pacer Global Cash Cows Dividend Index (reflects no deduction for fees, expenses, or taxes)	18.81%	10.80%
FTSE All-World Developed Large-Cap Index (reflects no deduction for fees, expenses, or taxes)	28.33%	14.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Emerging Markets Cash Cows 100 ETF
Investment Objective
The Pacer Emerging Markets Cash Cows 100 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Emerging Markets Cash Cows 100 Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.04%
Total Annual Fund Operating Expenses	0.74%
1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period May 2, 2019 (commencement of operations) through April 30, 2020, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.”

The initial index universe is derived from the component companies of the FTSE Emerging Markets Index. The Fund defines emerging markets countries as those countries included in the FTSE Emerging Markets Index. As of April 23, 2020, the Index had significant exposure to companies in China, Russia, Taiwan, and Brazil. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), companies with a market capitalization of less than $2 billion, and companies whose average daily trading value (“ADTV”) for the prior 90 days does not exceed $5 million are excluded from the Index universe.
Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.

Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.

Free Cash Flow Yield: FCF/EV

The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield (the “Top 100 Companies”) are included in the Index, subject to the exceptions described below.
At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their trailing twelve-month free cash flow, and weightings are capped at 2% of the weight of the Index for any individual company. Additionally, the Index is limited to a maximum of twenty companies from any individual country and any sector. As of April 30, 2020, the Index had significant exposure to companies in the energy, materials, and information technology sectors. If the Top 100 Companies include more than 20 companies from an individual country or sector (the “Exposure Limit”), the Index will exclude the companies with the lowest free cash flow yield from each country and/or sector needed to meet the Exposure Limit and will include companies outside the Top 100 Companies based on their free cash flow yield until the Index includes 100 companies and satisfies the Exposure Limit. As of June 30, 2020, the companies included in the Index had a market capitalization of $1.9 billion to $138.2 billion. The Index is reconstituted and rebalanced semi-annually as of the close of business on the third Friday of June and December based on data as of the first Friday of the applicable rebalance month.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.
The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index.
The Fund is considered non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Because the Index is a subset of the FTSE Emerging Markets Index, the geographic concentrations of the Index, and consequently the Fund, may be different than those of the broader FTSE Emerging Markets Index.
◦Risks Related to Investing in Brazil. Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund’s investments.
◦Risks Related to Investing China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.
◦Risks Related to Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and entities. Additional broader sanctions may be imposed in the future. These sanctions may result in the decline of the value and liquidity of Russian securities and could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities.

◦Risks Related to Investing in Taiwan. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan is also subject to the risk of natural disasters, such as typhoons and tsunamis, which could negatively affect the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Energy Sector Risk. The Fund may invest in companies in the energy sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts, natural disasters, and potential civil liabilities. Such companies are also subject to risks changes in economic conditions, as well as market and political risks of the countries where energy companies are located or do business.
◦Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
◦Materials Sector Risk. The Fund may invest in companies in the materials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. This sector may also be affected by economic cycles, interest rates, resource availability, technical progress, labor relations, and government regulations.
▪Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller capitalization companies than for larger, more established companies.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Fund Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Developed Markets International Cash Cows 100 ETF
Investment Objective
The Pacer Developed Markets International Cash Cows 100 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Developed Markets International Cash Cows 100 Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).

The Index

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”.
Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), and companies with a market capitalization of less than $3 billion are excluded from the Index universe.
The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.
At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their trailing twelve month free cash flow, and weightings are capped at 2% of the weight of the Index for any individual company. As of June 30, 2020, the Index had significant exposure to companies in Europe and Japan, and the companies included in the Index had a market capitalization of $795 million to $298.2 billion. The index is reconstituted and rebalanced semi-annually as of the close of business on the 3rd Friday of June and December based on data as of the 1st Friday of the applicable rebalance month.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.

▪Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Because the Index constituents are a subset of those of the FTSE Developed ex US Index, the geographic concentrations of the Index, and consequently the Fund, may be different than those of the broader FTSE Developed ex US Index.

◦Risks Related to Investing in Europe. The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.
◦Additionally, the United Kingdom’s (the “UK”) withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK and the EU. The withdrawal agreement between the UK and the EU entered into force on January 31, 2020, at which time the UK ceased to be a member of the EU. Following the withdrawal, there will be a transition period, ending December 31, 2020, during which the UK will negotiate its future relationship with the EU.
◦The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during the transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
◦Risks Related to Investing in Japan. A significant portion of the Fund’s assets may be invested in Japanese securities. To the extent the Fund invests in Japanese securities, it will be subject to risks related to investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Industrials Sector Risk. The Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
◦Materials Sector Risk. The Fund may invest in companies in the materials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. This sector may also be affected by economic cycles, interest rates, resource availability, technical progress, labor relations, and government regulations.
▪Style Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which may have a negative impact on the Fund’s performance.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.

Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -18.26%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 9.41% (quarter ended December 31, 2019) and the Fund’s lowest return for a calendar quarter was -11.49% (quarter ended December 31, 2018).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (6/16/17)
Pacer Developed Markets International Cash Cows 100 ETF
Return Before Taxes	17.23%	6.25%
Return After Taxes on Distributions	16.64%	5.84%
Return After Taxes on Distributions and Sale of Fund Shares	11.07%	5.00%
Pacer Developed Markets International Cash Cows 100 Index (reflects no deduction for fees, expenses, or taxes)	18.48%	7.21%
FTSE Developed ex-US Index (reflects no deduction for fees, expenses, or taxes)	21.99%	5.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Cash Cows Fund of Funds ETF
Investment Objective
The Pacer Cash Cows Fund of Funds ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Cash Cows Fund of Funds Index (the “Index” or the “Fund of Funds Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.58%
Total Annual Fund Operating Expenses	0.73%
1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period May 3, 2019 (commencement of operations) through April 30, 2020, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 Index	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index
The Cash Cows Indexes

Each Cash Cows Index is derived from the component companies of the applicable Equity Universe. The companies in the applicable Equity Universe are screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available remain eligible for inclusion in the applicable Cash Cows Index. Companies with negative average projected free cash flows or earnings are not eligible for inclusion in the applicable Cash Cows Index. Additionally, financial companies, other than real estate investment trusts (“REITs”), are not eligible for inclusion in the applicable Cash Cows Index. For the Pacer Developed Markets International Cash Cows 100 ETF, companies with a market capitalization of less than $3 billion are also excluded.
Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

For each Cash Cows Index, the remaining eligible companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 applicable companies with the highest free cash flow yield are included in the Pacer US Cash Cows 100 Index, Pacer Developed Markets International Cash Cows 100 Index, and Pacer US Small Cap Cash Cows Index. The equity securities of the 50 applicable companies with the highest free cash flow yield are included in the Pacer US Cash Cows Growth Index. For the Pacer Global Cash Cows Dividend Index, the equity securities of the 300 applicable companies with the highest free cash flow yield are selected and then narrowed to the 100 companies with the highest dividend yield.
Each of the Pacer US Cash Cows Growth Index, Pacer US Cash Cows 100 Index, and Pacer US Small Cap Cash Cows Index is rebalanced and reconstituted quarterly, and each of the Pacer Developed Markets International Cash Cows 100 Index and Pacer Global Cash Cows Dividend Index is rebalanced and reconstituted semi-annually.
At the time of each rebalance and reconstitution, companies in the Pacer US Cash Cows 100 Index, Pacer US Small Cap Cash Cows Index, and Pacer Developed Markets International Cash Cows 100 Index are weighted in proportion to their trailing twelve month free cash flow, companies in the Pacer Global Cash Cows Dividend Index are weighted based on the aggregate amount of dividends distributed by each company for the trailing twelve-month period, and companies in the Pacer US Cash Cows Growth Index are market capitalization weighted. Companies in each Cash Cows Index are limited at the time of each rebalance and reconstitution to a maximum of 2% weight for any individual company (5% with respect to the Pacer US Cash Cows Growth Index).
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in (i) the component securities of the Fund of Funds Index (i.e., the Cash Cows ETFs) or (ii) the underlying holdings of one or more Cash Cows ETFs in the same approximate weight as such holdings are assigned in the applicable Cash Cows ETF, adjusted to reflect the weight of such Cash Cows ETF in the Fund of Funds Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Fund of Funds Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Mid- and Small-Capitalization Investing Risk. The Fund may invest in the securities of mid- and small-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid- and small-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Other Investment Companies Risk. The Fund primarily invests in other ETFs and will incur higher and duplicative expenses as a result of such investments. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
▪Style Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which may have a negative impact on the Fund’s performance.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Fund Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer US Export Leaders ETF
Investment Objective
The Pacer US Export Leaders ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer US Export Leaders Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures.
Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales.
The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. As of June 30, 2020, the Index was made up of 100 companies and included significant allocations to companies in the healthcare, industrial, and information technology sectors.
The Index is reconstituted and rebalanced to equal-weight quarterly.

From time to time, the Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions.
The S&P 500 consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The S&P MidCap 400 measures the performance of mid-capitalization stocks in the United States.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Foreign Sales Risk. The Fund invests in companies that derive a significant portion of their sales to non-U.S. customers. Consequently, investments in such companies may be subject to risk of loss due to unfavorable changes in currency exchange rates, political, economic or social changes or instability in such non-U.S. countries, events affecting the transportation, shipping or delivery of goods to such customers, and changes in U.S. or foreign laws or regulations affecting exports.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.
◦Industrials Sector Risk. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -4.84%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 19.63% (quarter ended March 31, 2019) and the Fund’s lowest return for a calendar quarter was 1.89% (quarter ended September 30, 2019).

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception (7/23/18)
Pacer US Export Leaders ETF
Return Before Taxes	39.46%	11.52%
Return After Taxes on Distributions	39.28%	11.37%
Return After Taxes on Distributions and Sale of Fund Shares	23.46%	8.80%
Pacer US Export Leaders Index (reflects no deduction for fees, expenses, or taxes)	40.44%	12.27%
S&P 900 IndexTM (reflects no deduction for fees, expenses, or taxes)	31.14%	11.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer International Export Leaders ETF
Investment Objective
The Pacer International Export Leaders ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer International Export Leaders Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Estimated for the current fiscal year.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$61	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization non-U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures.
Construction of the Index begins with an initial universe of the 200 companies included in the FTSE Developed ex US Index that have the highest annual foreign sales as a percentage of total sales.
The 200 companies are then narrowed to the 100 companies with the highest free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index.
The Index is reconstituted and rebalanced to equal-weight semi-annually.

From time to time, the Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions.
The FTSE Developed ex US Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in twenty-four non-U.S. countries. The FTSE Developed ex US Index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the components of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪European Investments Risk. The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.
▪Additionally, the United Kingdom’s (the “UK”) withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK and the EU. The withdrawal agreement between the UK and the EU entered into force on January 31, 2020, at which time the UK ceased to be a member of the EU. Following the withdrawal, there will be a transition period, ending December 31, 2020, during which the UK will negotiate its future relationship with the EU.
▪The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during the transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
▪Foreign Sales Risk. The Fund invests in companies that derive a significant portion of their sales to foreign customers. Consequently, investments in such companies may be subject to risk of loss due to unfavorable changes in currency exchange rates, political, economic or social changes or instability in such foreign countries, events affecting the transportation, shipping or delivery of goods to such customers, and changes in foreign laws or regulations affecting exports.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Index’s, and therefore the Fund’s, heavy equity exposure to four countries (the United Kingdom, France, Switzerland, and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer CSOP FTSE China A50 ETF
Investment Objective
The Pacer CSOP FTSE China A50 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to provide investment results that, before fees and expenses, track the performance for the FTSE China A50 Net Total Return Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period October 1, 2019 through April 30, 2020, the portfolio turnover rate was 193% of the average value of the portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.
The Index
The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index, which means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents.
The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”), which is not affiliated with the Fund, Pacer Advisors, Inc. (the “Adviser”), CSOP Asset Management Limited (the “Sub-Adviser”), or the Fund’s distributor. The Index is a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China A All Cap Free Index. The Index is a subset of the FTSE China A All Cap Free Index, FTSE’s most comprehensive benchmark for the Chinese A-Share market. It is denominated and quoted in Chinese Yuan (“CNY”) and comprised of stocks listed on the Shanghai Stock and Shenzhen Stock Exchange main markets, the Shenzhen SME Board and/or the Shenzhen ChiNext Board. The Index Provider determines the composition of the Index and relative weightings of the Index constituents based on the Index’s methodology, and publishes information regarding the market value of the Index.
As of June 30, 2020, the 10 largest constituent securities of the Index represented approximately 54.69% of the Index.

The Fund’s Investment Strategy
A-Shares are a specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-Shares are denominated and traded in renminbi (“RMB”), the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges.
Since November of 2014, foreign investors have been permitted to invest in eligible China A-Shares listed on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program, which was launched in 2014, established a securities trading and clearing program that enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares subject to trading limits and rules and regulations as may be issued from time to time. More recently, in December of 2016 foreign investors are also permitted to invest in eligible China A-Shares listed on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program. While the Fund may access China A-Shares through the Shenzhen-Hong Kong Stock Connect program in the future, it has no immediate plans to do so.
The Sub-Adviser, on behalf of the Fund, will invest in eligible China A-Shares via the Shanghai-Hong Kong Stock Connect program.
The Fund will typically invest at least 80% of its total assets in the securities included in the Index. The Fund may invest the remainder of its assets in investments that are not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index. These investments include: (i) interests in pooled investment vehicles tracking the Index or similar indexes, including affiliated and non-U.S. funds (certain of these funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore are not subject to the same investor protections as the Fund); and (ii) other securities not included in the Index (including H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchange). Subject to the requirement to generally invest at least 80% of its total assets in the securities of the Index, the Fund also may invest in money market instruments, cash, and cash equivalents.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index). Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund is diversified under the Investment Company Act, but may invest more of its assets in the securities of a single issuer or small number of issuers than would otherwise be permitted for a diversified fund solely where the additional issuer weightings result from the index weighting of one or more Index constituents. As of June 30, 2020, the Index was concentrated in the financial sector.
Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.”
▪Risk of Investing in China. Investing in securities of companies organized and listed in China subjects the Fund to risks specific to China. China is a developing market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, could have a significant impact on the economy of China (and the world). Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There is no guarantee that the Chinese government will not revert from its current open-

market economy to the economic policy of central planning that it implemented prior to 1978. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were limited to securities of U.S. issuers. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.
▪Risk of Investments in A-Shares. The Index is comprised of A-Shares listed on the Shanghai and Shenzhen Stock Exchanges. In seeking to track the performance of the Index, the Fund intends to invest in A-Shares through the Shanghai-Hong Kong Stock Connect program. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to trading or other restrictions on the Shanghai-Hong Kong Stock Connect program, the Fund could be forced to limit or suspend the issuance of new shares until the Sub-Adviser determines that the requisite exposure to the Index is obtainable. Any limits on the Fund’s ability to issue new shares could cause the Fund’s shares to trade at a premium or discount to the NAV of the Fund and the Fund could experience substantial redemptions.
The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even extended periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund.
▪A-Shares Tax Risk. The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, including the value added tax reform, and may continue to amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the companies in the PRC in which the Fund invests. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities issued by PRC companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by the PRC. The PRC taxation rules are evolving, may change, and new rules may be applied retroactively. Any such changes could have an adverse impact on Fund performance.
▪Risk of Investing Through Shanghai-Hong Kong Stock Connect. The Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. Trading through the Shanghai-Hong Kong Stock Connect program is subject to a number of restrictions that may impact the Fund’s investments and returns. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily investment quotas designed to limit the maximum daily net purchases on any particular day apply to all participants in the Shanghai-Hong Kong Stock Connect program. These daily investment quotas may restrict or preclude the ability of the Fund to invest in securities obtained via the program. Additionally, investments made through the Shanghai-Hong Kong Stock Connect program are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund.
▪Risk of Investing in Issuers listed on the ChiNext Board. The issuers listed on the ChiNext Board generally are companies in the early stages of development pursuing ventures in the scientific development, innovation and media industries. As a result, these issuers generally have limited operating histories, less mature business models, and limited risk management capacity. These traits cause ChiNext-listed issuers to be vulnerable to market risks and market volatility, both of which may adversely affect the performance of an issuer and thus, the Fund’s investment in such issuer.

▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪China Concentration Risk. To the extent that the Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, subject to increased price volatility, and more susceptible to adverse economic, market, political and regulatory occurrences than if the Fund’s assets were more diversified.
▪Emerging Markets Risk. While China’s economy has expanded in recent years, China is still considered an emerging market economy. As such, the Fund’s investments are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, increased risk of government intervention, greater market volatility, lower trading volume and liquidity constraints, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than is typically found in more developed markets.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Index Tracking Error Risk. As with other index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling, brokerage and transaction costs, the effect of Chinese taxes, and other factors. In addition, the Fund may not be able to invest in certain securities included in the Index or invest in them in the exact proportions represented in the Index due to market disruptions, legal restrictions or limitations imposed by the Chinese government, certain NYSE Arca listing standards, or a lack of liquidity on stock exchanges in which such securities trade. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, foreign exchange fluctuations and any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking error risk.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. The Fund’s portfolio may underperform other segments of the Chinese equity market or the equity market as a whole.
▪Non-U.S. Currency Risk. The Fund’s assets will be invested primarily in the securities of issuers in China, and the gains, losses and income received by the Fund will be denominated primarily in RMB whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s performance may be adversely affected by changes in currency exchange rates, which can be very volatile and change quickly and unpredictably. Such fluctuations may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the imposition of currency controls or other national or global political or economic developments. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. In addition, the remittance of foreign currency and the exchange of RMB within China are subject to significant governmental restrictions. Because all transactions in A-Shares must be settled in RMB, limitations of the supply of RMB may adversely affect the Fund’s operations. There is no assurance that the Fund will continue to have access to sufficient amounts of RMB to remain fully invested.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Financial Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer, and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Fund Performance
The Fund is the successor to the investment performance of the CSOP FTSE China A50 ETF, a series of CSOP ETF Trust (the “Predecessor CSOP Fund”), as a result of the reorganization of the Predecessor CSOP Fund into the Fund on January 22, 2020. Accordingly, any performance information for periods prior to January 22, 2020 is that of the Predecessor CSOP Fund. The Predecessor CSOP Fund had the same investment objective, and substantially similar investment policies, strategies, and risks as the Fund since the Predecessor CSOP Fund’s inception.
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Predecessor CSOP Fund’s performance for calendar years ended December 31. The table illustrates how the Predecessor CSOP Fund’s average annual returns for the 1-year and since inception periods compare with those of the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Total Returns
50%
25%
0%
-25%
-50%
43.91%
38.68%
-7.85%
-24.17%
2016
2017
2018
2019

For the year-to-date period ended June 30, 2020, the Fund’s total return was -3.20%. During the period of time shown in the bar chart, the Predecessor CSOP Fund’s highest quarterly return was 28.61% for the quarter ended March 31, 2019, and the lowest quarterly return was -12.89% for the quarter ended June 30, 2018.

Average Annual Total Returns (for the Period Ended December 31, 2019)

	1 Year	Since Inception (3/10/15)
Pacer CSOP FTSE China A50 ETF
Return Before Taxes	38.68%	6.83%
Return After Taxes on Distributions	36.71%	5.38%
Return After Taxes on Distributions and Sale of Fund Shares	23.27%	5.14%
FTSE China A50 Net Total Return Index (reflects no deduction for fees, expenses, or taxes)	39.77%	7.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Portfolio Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Investment Sub-Adviser
CSOP Asset Management Limited (“CSOP Asset Management”) serves as investment sub-adviser to the Fund.
Portfolio Managers
The portfolio managers currently jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Yi Wang and Fred Zhang, each of CSOP Asset Management. Mr. Zhang has managed the Fund and the Predecessor CSOP Fund since inception and Mr. Wang has managed the Fund since August 2020.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, and their related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Benchmark Hotel & Lodging Real Estate SCTRSM ETF
Investment Objective
The Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Benchmark Hotel & Lodging Real Estate SCTR Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Estimated for the current fiscal year.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$61	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index was developed by Benchmark Investments, LLC (the “Index Provider”), and measures the performance of the hotel, motel, and lodging real estate sectors of the U.S. equity market.
The Index
The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the hotel, motel, and lodging real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.
The Index is reconstituted and rebalanced (i.e., companies are added or deleted and weights are reset based on Index rules) quarterly as of the close of business on the third Friday of March, June, September, and December. Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. Pacer Advisors, Inc. (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration in Real Estate Risk. The Index, and consequently the Fund, is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in real estate companies. As a result, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, the real estate industry may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Real Estate Companies Risk. The Fund invests in real estate companies, including REITs and real estate holdings companies, which will expose investors to the risks of owning real estate directly, as well as to the risks that relate specifically to the way in which such companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance.
In addition to the foregoing risks common to most real estate companies, companies in certain real estate sectors may have additional unique risks.
◦Risks of Investing in the Hotel & Lodging Real Estate Sector. Companies in the Hotel & Lodging Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. Weak economic conditions in some parts of the world, changes in oil prices and currency values, political instability in some areas, and the uncertainty over how long any of these conditions will continue, could continue to have a negative impact on the lodging industry. As a result of such current economic conditions and uncertainty, the lodging industry may continue to experience weakened demand for occupancy in some markets.
▪REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
▪Small-Capitalization Companies Risk. The equity securities of small-capitalization companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of small-capitalization companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.
▪Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Additionally, the Fund’s return may not track the return of the Index if the Fund is not able to replicate the holdings of the Index due to the diversification requirements described above under “Tax Risk,” which apply to the Fund but not the Index.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Benchmark Apartments & Residential Real Estate SCTRSM ETF
Investment Objective
The Pacer Benchmark Apartments & Residential Real Estate SCTR ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Benchmark Apartments & Residential Real Estate SCTR Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Estimated for the current fiscal year.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$61	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index was developed by Benchmark Investments, LLC (the “Index Provider”), and measures the performance of the apartment, student housing, and residential rental real estate sectors of the U.S. equity market.
The Index
The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the apartment, student housing, and residential rental real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.
The Index is reconstituted and rebalanced (i.e., companies are added or deleted and weights are reset based on Index rules) quarterly as of the close of business on the third Friday of March, June, September, and December. Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. Pacer Advisors, Inc. (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration in Real Estate Risk. The Index, and consequently the Fund, is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in real estate companies. As a result, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, the real estate industry may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Real Estate Companies Risk. The Fund invests in real estate companies, including REITs and real estate holdings companies, which will expose investors to the risks of owning real estate directly, as well as to the risks that relate specifically to the way in which such companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance.
In addition to the foregoing risks common to most real estate companies, companies in certain real estate sectors may have additional unique risks.
◦Risks of Investing in the Apartments & Residential Real Estate Sector. Companies in the Apartments & Residential Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. Residential real estate development is particularly subject to changes in financing costs, occupancy rates, the ability to obtain zoning or other permits or government approvals, labor costs, and scheduling delays. Additionally, such companies may face significant costs associated with compliance (or failure to comply with) the accessibility provisions of federal, state or local requirements.
▪REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values, vacancy, and rental rates; and other factors.
In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
▪Small-Capitalization Companies Risk. The equity securities of small-capitalization companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of small-capitalization companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.
▪Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Additionally, the Fund’s return may not track the return of the Index if the Fund is not able to replicate the holdings of the Index due to the diversification requirements described above under “Tax Risk,” which apply to the Fund but not the Index.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Benchmark Healthcare Real Estate SCTRSM ETF
Investment Objective
The Pacer Benchmark Healthcare Real Estate SCTR ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Benchmark Healthcare Real Estate SCTR Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Estimated for the current fiscal year.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$61	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index was developed by Benchmark Investments, LLC (the “Index Provider”), and measures the performance of the healthcare real estate sectors of the U.S. equity market.
The Index
The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the healthcare real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced (i.e., companies are added or deleted and weights are reset based on Index rules) quarterly as of the close of business on the third Friday of March, June, September, and December. Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. Pacer Advisors, Inc. (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration in Real Estate Risk. The Index, and consequently the Fund, is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in real estate companies. As a result, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, the real estate industry may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.

▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Real Estate Companies Risk. The Fund invests in real estate companies, including REITs and real estate holdings companies, which will expose investors to the risks of owning real estate directly, as well as to the risks that relate specifically to the way in which such companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance.
In addition to the foregoing risks common to most real estate companies, companies in certain real estate sectors may have additional unique risks.
◦Risks of Investing in the Healthcare Real Estate Sector. Companies in the Healthcare Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. Such companies may be subject to risks related to severe cold and flu seasons, epidemics, or any other widespread illnesses that could affect the occupancy of healthcare properties, including seniors housing. Additionally, healthcare companies may be significantly dependent on one or a small number of long-term management agreements for seniors housing communities, which may subject such companies to the risks affecting such management companies.
▪REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

▪Small-Capitalization Companies Risk. The equity securities of small-capitalization companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of small-capitalization companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.
▪Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Additionally, the Fund’s return may not track the return of the Index if the Fund is not able to replicate the holdings of the Index due to the diversification requirements described above under “Tax Risk,” which apply to the Fund but not the Index.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Benchmark Industrial Real Estate SCTRSM ETF
Investment Objective
The Pacer Benchmark Industrial Real Estate SCTR ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Benchmark Industrial Real Estate SCTR Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index was developed by Benchmark Investments, LLC (the “Index Provider”), and measures the performance of the industrial real estate sector of the U.S. equity market, which includes warehouse and self-storage real estate sub-sectors.
The Index
The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derive at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States. As of June 30, 2020, the Index consisted of 17 securities, the three largest of which and their weights were Duke Realty Corp. (14.782%), Prologis Inc. (14.73%), and Americold Realty Trust (12.45%).
The Index is reconstituted and rebalanced (i.e., companies are added or deleted and weights are reset based on Index rules) quarterly as of the close of business on the third Friday of March, June, September, and December. Index Constituents are

weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. The sum of all Industrial Companies that are not Self-Storage Companies cannot exceed 80% of the total Index weight, and the remaining weight will be composed of Self-Storage Companies. Additionally, each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. Pacer Advisors, Inc. (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration in Real Estate Risk. The Index, and consequently the Fund, is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in real estate companies. As a result, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, the real estate industry may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Real Estate Companies Risk. The Fund invests in real estate companies, including REITs and real estate holdings companies, which will expose investors to the risks of owning real estate directly, as well as to the risks that relate specifically to the way in which such companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance.
In addition to the foregoing risks common to most real estate companies, companies in certain real estate sectors may have additional unique risks.
◦Risks of Investing in the Industrial Real Estate Sector. Companies in the Industrial Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. For example, industrial real estate may be more susceptible to changes in interest rates, macroeconomic trends, government regulation, and tax regulation than other real estate sectors. Industrial real estate may also be concentrated in logistics-related industries, which could expose industrial real estate companies to the risks of a downturn affecting logistics companies.
▪REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
▪Small-Capitalization Companies Risk. The equity securities of small-capitalization companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of small-capitalization companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.

▪Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Additionally, the Fund’s return may not track the return of the Index if the Fund is not able to replicate the holdings of the Index due to the diversification requirements described above under “Tax Risk,” which apply to the Fund but not the Index.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -3.20%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 20.53% (quarter ended March 31, 2019) and the Fund’s lowest return for a calendar quarter was 3.95% (quarter ended December 31, 2019).

Average Annual Total Returns (for the Period Ended December 31, 2019)

	1 Year	Since Inception (5/14/18)
Pacer Benchmark Industrial Real Estate SCTR ETF
Return Before Taxes	42.10%	22.87%
Return After Taxes on Distributions	40.96%	21.83%
Return After Taxes on Distributions and Sale of Fund Shares	25.10%	17.28%
Benchmark Industrial Real Estate SCTRSM Index (reflects no deduction for fees, expenses, or taxes)	42.82%	23.41%
FTSE NAREIT All Equity REITS Total Return Index (reflects no deduction for fees, expenses, or taxes)	28.66%	16.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF
Investment Objective
The Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF (the “Fund”) is an exchange traded fund (“EFT”) that seeks to track the total return performance, before fees and expenses, of the Benchmark Data & Infrastructure Real Estate SCTR Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index was developed by Benchmark Investments, LLC (the “Index Provider”), and measures the performance of the data and infrastructure real estate sectors of the U.S. equity market.
The Index
The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States. As of June 30, 2020, the Index consisted of 18 securities, the three largest of which and their weights were Equinix, Inc. (14.74%), American Tower Corporation (14.67%), and Crown Castle International Corp. (14.24%).

The Index is reconstituted and rebalanced (i.e., companies are added or deleted and weights are reset based on Index rules) quarterly as of the close of business on the third Friday of March, June, September, and December. Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. Pacer Advisors, Inc. (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration in Real Estate Risk. The Index, and consequently the Fund, is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in real estate companies. As a result, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, the real estate industry may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.

▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Real Estate Companies Risk. The Fund invests in real estate companies, including REITs and real estate holdings companies, which will expose investors to the risks of owning real estate directly, as well as to the risks that relate specifically to the way in which such companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance.
In addition to the foregoing risks common to most real estate companies, companies in certain real estate sectors may have additional unique risks.
◦Risks of Investing in the Data & Infrastructure Real Estate Sector. Companies in the Data & Infrastructure Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors, such as changes in demand for communications infrastructure, consolidation of tower sites, new technologies that may affect demand for communications towers, and changes in demand for wireless infrastructure and wireless connectivity.
▪REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

▪Small-Capitalization Companies Risk. The equity securities of small-capitalization companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of small-capitalization companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.
▪Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Additionally, the Fund’s return may not track the return of the Index if the Fund is not able to replicate the holdings of the Index due to the diversification requirements described above under “Tax Risk,” which apply to the Fund but not the Index.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was 9.98%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 20.82% (quarter ended March 31, 2019) and the Fund’s lowest return for a calendar quarter was 2.06% (quarter ended December 31, 2019).

Average Annual Total Returns (for the Period Ended December 31, 2019)

	1 Year	Since Inception (5/15/18)
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF
Return Before Taxes	41.76%	21.46%
Return After Taxes on Distributions	41.10%	20.65%
Return After Taxes on Distributions and Sale of Fund Shares	24.85%	16.28%
Benchmark Data & Infrastructure Real Estate SCTRSM Index (reflects no deduction for fees, expenses, or taxes)	44.14%	23.12%
FTSE NAREIT All Equity REITS Total Return Index (reflects no deduction for fees, expenses, or taxes)	28.66%	18.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Military Times Best Employers ETF
Investment Objective
The Pacer Military Times Best Employers ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Military Times Best for VetsSM Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is owned and developed by VETS Indexes, LLC (the “Index Provider”) and based on The Military Times Best for VetsSM: Employers list (the “Best for Vets List”) published annually by Sightline Media Group. The Best for Vets List is published each year based on detailed surveys (the “Best for Vets Survey”) completed by companies doing business in the United States that address the recruiting of U.S. armed forces veterans and service members, company culture, policies, and reservist accommodations. Responses to each such category of questions are weighted to create a composite score, and companies with composite scores in the top 60% of all participating companies are included on The Best for Vets List. Companies on the Best for Vets List are expected to come from a variety of sectors and industries, such as banking, information technology, energy, and telecommunications, among others. Although all of the companies in the Index have their stock listed on a U.S. exchange, such companies may have significant (or a majority of their) business operations outside of the United States.
The Index
The Index is generally composed of the U.S.-listed stocks of companies that have been included in the Best for Vets List for the last three consecutive years, have a minimum market capitalization of $200 million, and meet the Index’s liquidity threshold. Index components are equally weighted at the time of each annual reconstitution of the Index, which is effective at the close of business on the third Friday of each September. As of June 30, 2020, the Index was made up of 42 companies and included significant allocations to companies in the information technology, financial, and industrial sectors. Companies previously included in the Index for two consecutive years that are no longer on the Best for Vets List may continue to be included in the Index if the reason that they are no longer on the Best for Vets List is because they did not complete the most recent Best for Vets Survey.
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index in the same approximate weight as such component securities. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Index Criteria Risk. Because the methodology of the Index selects securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize similar criteria when selecting investments. Completion of the Best for Vets Survey is voluntary, and consequently, companies may be excluded from the Index because they did not complete the survey, rather than because of the results of the survey. As a result, the performance of the Index, and consequently the Fund, will not reflect the performance of companies whose recruiting of U.S. armed forces veterans and service members, company culture, policies, and reservist accommodations would meet the criteria for inclusion in the Best for Vets List, but did not complete Best for Vets Survey.
▪International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Market Capitalization Risk
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller capitalization companies than for larger, more established companies.

▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Financial Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer, and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
◦Industrials Sector Risk. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31

For the year-to-date period ended June 30, 2020, the Fund’s total return was -11.95%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 15.39% (quarter ended March 31, 2019) and the Fund’s lowest return for a calendar quarter was 2.92% (quarter ended September 30, 2019).

Average Annual Total Returns (for the Period Ended December 31, 2019)

	1 Year	Since Inception (4/9/18)
Pacer Military Best Employers ETF
Return Before Taxes	38.66%	18.48%
Return After Taxes on Distributions	38.07%	17.97%
Return After Taxes on Distributions and Sale of Fund Shares	23.23%	14.20%
Military Times Best for VETSSM Index (reflects no deduction for fees, expenses, or taxes)	39.07%	18.85%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	15.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer Autopilot Hedged European Index ETF
Investment Objective
The Pacer Autopilot Hedged European Index ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Autopilot Hedged European Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.65%
1 Estimated for the current fiscal year.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Pacer Autopilot Hedged European Index uses an objective, rules-based methodology (i) to invest in the component stocks of the FTSE Eurozone Index and (ii) to apply a proprietary currency hedging strategy pursuant to which the Index will be short the euro and long the U.S. dollar during periods when the euro is trending weaker against the U.S. dollar. The component stocks of the FTSE Eurozone Index form the equity component of the Pacer Autopilot Hedged European Index. The Index’s proprietary currency hedging strategy is overlayed on top of the equity component.
Equity Exposure. The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands, and Italy. The FTSE Eurozone Index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.

Currency Hedging. During each period when the euro’s 20-day moving average is lower than its 130-day moving average, the Index will, in addition to its equity exposure, track 1-month forward currency contracts, rolled to each subsequent month as applicable, to offset the Index’s exposure to the euro with exposure to U.S. dollars (i.e., short the euro and long the U.S. dollar), known as being “currency hedged”. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. During each period when the euro’s 20-day moving average is higher than its 130-day moving average, the Index will track only the equity exposure, known as being “currency unhedged”.
The Index may stay “currency hedged” or “currency unhedged” for short or extended periods of time.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the components of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
In tracking the Index when it is currency hedged, the Fund enters into forward currency contracts designed to offset the Fund’s exposure to the euro. The Fund hedges the euro to the U.S. dollar by selling euro currency forwards at the then-current one-month forward rate. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Index to the euro at the time the Index becomes currency hedged. While this approach is designed to minimize the adverse impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all adverse currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the U.S. dollar.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪European Investments Risk. The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.
▪Additionally, the United Kingdom’s (the “UK”) withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK and the EU. The withdrawal agreement between the UK and the EU entered into force on January 31, 2020, at which time the UK ceased to be a member of the EU. Following the withdrawal, there will be a transition period, ending December 31, 2020, during which the UK will negotiate its future relationship with the EU.
▪The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during the transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Forward Currency Contracts Risk. Forward currency contracts and other currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as expected or if the Fund is unable to quickly enter or exit such contracts. The use of forward currency contracts with third parties (i.e., “counterparties”) subjects the Fund to counterparty risk, including the risk that a counterparty to these contracts becomes bankrupt, defaults on its obligations, or otherwise fails to honor its obligations. If a counterparty defaults on its payment obligations, the Fund may lose money and the value of an investment in Fund shares may decrease. The use of forward currency contracts may create leverage (i.e., investment exposure greater than the dollar amount invested), thereby causing the Fund to be more volatile. Forward contracts require collateralization, and the commitment of a large portion of the Fund’s assets as collateral could impede portfolio management. Forward currency contracts are also subject to valuation risk, which is the risk that the contracts may be difficult to value and/or valued incorrectly.
▪Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Index’s, and therefore the Fund’s, heavy equity exposure to two countries (France and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
▪Hedging Risk. Forward currency contracts used by the Fund to offset its exposure to the euro may not perform as intended. There can be no assurance that the Fund’s hedging transactions will be effective.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer WealthShield ETF
Investment Objective
The Pacer WealthShield ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer WealthShield Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 676% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index utilizes a systematic risk management strategy that directs the Index’s exposure to U.S. equity securities, U.S. Treasury securities, or a mix of each.
The Index
The Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high-yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds, as described below.
Exponential Moving Average: An exponential moving average (EMA) is a type of moving average that reacts faster to recent price changes than a simple moving average.

Exposure to Equities or Fixed Income
On the third-to-last business day of each month (the “Selection Date”), the Index will observe the ratio between the S&P U.S. High Yield Corporate Bond Index and the S&P U.S. Treasury Bond 7-10 Year Index (the “Risk Ratio”). The Risk Ratio relative to its 5-month exponential moving average determines whether the Index will be in Equity Mode or Fixed Income Exposure, each as described below, for the following month effective on the first day of such month. If the Risk Ratio is at or above its 5-month exponential moving average, the Index will be in Equity Exposure for the following month. If the Risk Ratio is below its 5-month exponential moving average, the Index will be in Fixed Income Exposure for the following month.
Equity Exposure
If the Risk Ratio dictates that the Index will be in Equity Exposure for the following month, the Index will select the five U.S. equity market components (“Equity Components”) from the list below with the best performance. The performance of each Equity Component is updated quarterly as of the Selection Date in each March, June, September, and December, and is based on the total return for the 6-month period ending on such Selection Date.

S&P 500® Energy Sector Total Return Index	S&P 500® Materials Sector Total Return Index
S&P 500® Information Technology Sector Total Return Index	S&P 500® Industrials Sector Total Return Index
S&P 500® Financials Sector Total Return Index	S&P 500® Health Care Sector Total Return Index
S&P 500® Utilities Sector Total Return Index	S&P 500® Real Estate Sector Total Return Index
S&P 500® Consumer Staples Sector Total Return Index	S&P Biotechnology Select Industry Total Return Index
S&P 500® Consumer Discretionary Sector Total Return Index	Dow Jones Internet Composite Index
Each of the five Equity Components selected will be equally weighted (i.e., 20% to each Equity Component). However, if the value of any of the Equity Components selected is below such Equity Component’s 7-month exponential moving average, the 20% allocation to each such Equity Component will instead be allocated to 3-month U.S. Treasury bills. For each Equity Component included in the Index, the individual equity securities of such Equity Component will be included in the Index holdings in the proportion they had as of the Selection Date. When all five Equity Components selected are included in the Index, the Index will be comprised of approximately 400 individual equity securities.
Fixed Income Exposure
If the Risk Ratio dictates that the Index will be in Fixed Income Exposure for the following month, the Index will be 100% allocated to the S&P U.S. Treasury Bond 20+ Year Total Return Index (the “20+ Year Index”). However, if the value of the 20+ Year Index is below its 7-month exponential moving average, the Index will instead be 100% allocated to 3-month U.S. Treasury bills.
The constituents identified as of the Selection Date will become effective on the first business day of the month following the Selection Date.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in (i) the component securities of the Index or (ii) ETFs that seek to track the performance of some or all of the component securities of the Index in the same approximate weight as such component securities. The Fund’s investments in the component securities of the Index will consist of equity and/or fixed income securities or other ETFs investing in such equity and/or fixed income securities. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund may invest in other ETFs whose holdings correspond to the holdings of an Equity Component when such Equity Component is included in the Index. Similarly, the Fund may invest in other ETFs whose holdings correspond to the holdings of the 20+ Year Index or are comprised of 3-month U.S. Treasury bills when such components are included in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.

▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Monthly Exposure Risk.   Because the Index will only change its exposure monthly, (i) the Index’s exposure may be affected by significant market movements at or near month end that are not predictive of the market’s performance for the subsequent month and (ii) changes to the Index’s exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect at or near the beginning of a month. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the ETF Risks described above.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Consumer Staples Sector Risk. The permissibility of using various food additives and production methods, fads, marketing campaigns, and other factors affecting consumer demand is tied closely to the performance of companies in this sector. In particular, tobacco companies may be adversely affected by new laws, regulations, and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
◦Energy Sector Risk. The Fund may invest in companies in the energy sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts, natural disasters, and potential civil liabilities. Such companies are also subject to risks changes in economic conditions, as well as market and political risks of the countries where energy companies are located or do business.
◦Financial Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer, and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.
◦Industrials Sector Risk. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

◦Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.
◦Real Estate Sector Risk. The real estate sector is subject to liquidity risk, market risk and interest rate risk which are just some of the factors that can influence the gain or loss that is passed on to the investor. Liquidity and market risk will tend to have a greater effect on funds that are more growth-oriented, as the sale of appreciated properties depends upon market demand. Conversely, interest rate risk impacts the amount of dividend income that is paid by income-oriented funds.
◦Utilities Sector Risk. Utility stock prices tend not to fluctuate, which reduces the potential for capital gain. Utility stocks are not insured by the Federal Deposit Insurance Corporation or protected by the government in any way. A foreseeable risk to investing in utilities is the rising market of renewable energy. The downside of the rising energy market is that it may threaten the futures of traditional utility companies.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s net asset value than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -2.27%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 5.86% (quarter ended June 30, 2018) and the Fund’s lowest return for a calendar quarter was -9.46% (quarter ended December 31, 2018).

Average Annual Total Returns (for the Period Ended December 31, 2019)

	1 Year	Since Inception (12/11/17)
Pacer WealthShield ETF
Return Before Taxes	1.54%	-0.47%
Return After Taxes on Distributions	0.97%	-0.92%
Return After Taxes on Distributions and Sale of Fund Shares	1.07%	-0.48%
Pacer WealthShield Index (reflects no deduction for fees, expenses, or taxes)	1.90%	0.21%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	12.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer CFRA-Stovall Global Seasonal Rotation ETF
Investment Objective
The Pacer CFRA-Stovall Global Seasonal Rotation ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the CFRA-Stovall Global Seasonal Rotation Index (USD) (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Estimated for the current fiscal year.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$61	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by CFRA (the “Index Provider”), a leading independent investment research firm.
The Index
The Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P® Global 1200. The S&P® Global 1200 is a free-float weighted index that captures approximately 70% of the world market capitalization, including stocks in 30 countries and covering all 11 Global Industry Classification Standard (“GICS®”) sectors, six of which are eligible for inclusion in the Index as described below. The size of each region included in the S&P® Global 1200 generally corresponds to the region’s relative size in the global equity market based on float- adjusted market values.

On the last business day of each April, the Index is equally weighted in the S&P Global 1200 Consumer Staples and Healthcare sectors. The Index holdings then float until the last business day of the following October, when the Index is reconstituted and rebalanced to an equal weighting in the S&P Global 1200 Consumer Discretionary, Industrials, Information Technology, and Materials sectors. The Index holdings then float until the last business day of the following April (the next calendar year), when the Index is reconstituted and rebalanced back to an equal weighting in the S&P Global 1200 Consumer Staples and Healthcare sectors.

S&P® Global 1200 Sector Rotation Schedule
January 1 – April 30		May 1 – October 31		November 1 – December 31
Consumer Discretionary	Rebalance	Consumer Staples	Rebalance	Consumer Discretionary
Industrials				Industrials
Information Technology		Healthcare		Information Technology
Materials				Materials
At the time of each reconstitution of the Index, the Index is equally weighted in the applicable S&P® Global 1200 sectors. Within each sector allocation, the weight of each individual stock is identical to its proportion of the applicable sector weight in the S&P® Global 1200. For example, on the last business day of each April, the Index is reconstituted to include the individual stock components of the S&P Global 1200 Consumer Staples and Healthcare sectors, and the sum of the weight of the individual stock components of the S&P Global 1200 Consumer Staples sector will equal the sum of the weight of the individual stock components of the S&P Global 1200 Healthcare sector.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Fund’s underlying Index, in investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts), or in one or more ETFs that track the performance of all or a portion of such component securities in the same approximate proportion as in the Fund’s underlying Index. The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the ETF Risks described above.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Consumer Staples Sector Risk. The permissibility of using various food additives and production methods, fads, marketing campaigns, and other factors affecting consumer demand is tied closely to the performance of companies in this sector. In particular, tobacco companies may be adversely affected by new laws, regulations, and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.

◦Industrials Sector Risk. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
◦Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.
▪Sector Rotation Risk. Because the Index generally only changes its exposure to certain sectors semi-annually, the Index, and consequently the Fund, may be significantly exposed for short or long periods of time to sectors that underperform the broader equity market and may have no exposure to the strongest performing sectors of the market.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Investment Objective
The Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the CFRA-Stovall Equal Weight Seasonal Rotation Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 225% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by CFRA (the “Index Provider”), a leading independent investment research firm.
The Index
The Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500® Equal Weight Index (“EWI”). The S&P 500® EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market. The S&P 500® EWI includes stocks covering all 11 Global Industry Classification Standard (“GICS®”) sectors, six of which are eligible for inclusion in the Index as described below.

On the last business day of each April, the Index is equally weighted in the S&P 500 EWI Consumer Staples and Healthcare sectors. The Index holdings then float until the last business day of the following October, when the Index is reconstituted and rebalanced to an equal weighting in the S&P 500 EWI Consumer Discretionary, Industrials, Information Technology, and Materials sectors. The Index holdings then float until the last business day of the following April (the next calendar year), when the Index is reconstituted and rebalanced back to an equal weighting in the S&P 500 EWI Consumer Staples and Healthcare sectors.

S&P 500® EWI Sector Rotation Schedule
January 1 – April 30		May 1 – October 31		November 1 – December 31
Consumer Discretionary	Rebalance	Consumer Staples	Rebalance	Consumer Discretionary
Industrials				Industrials
Information Technology		Healthcare		Information Technology
Materials				Materials
At the time of each reconstitution of the Index, the Index is equally weighted in the applicable S&P 500® EWI sectors. Within each sector allocation, the weight of each individual stock is identical to its proportion of the applicable sector weight in the S&P 500® EWI. For example, on the last business day of each April, the Index is reconstituted to include the individual stock components of the S&P 500 EWI Consumer Staples and Healthcare sectors, and the sum of the weight of the individual stock components of the S&P 500 EWI Consumer Staples sector will equal the sum of the weight of the individual stock components of the S&P 500 EWI Healthcare sector.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Fund’s underlying Index or in one or more ETFs that track the performance of all or a portion of such component securities in the same approximate proportion as in the Fund’s underlying Index. The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the ETF Risks described above.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Consumer Staples Sector Risk. The permissibility of using various food additives and production methods, fads, marketing campaigns, and other factors affecting consumer demand is tied closely to the performance of companies in this sector. In particular, tobacco companies may be adversely affected by new laws, regulations, and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.
◦Industrials Sector Risk. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
◦Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.
▪Sector Rotation Risk. Because the Index generally only changes its exposure to certain sectors semi-annually, the Index, and consequently the Fund, may be significantly exposed for short or long periods of time to sectors that underperform the broader equity market and may have no exposure to the strongest performing sectors of the market.

▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2020, the Fund’s total return was -15.76%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 16.34% (quarter ended March 31, 2019) and the Fund’s lowest return for a calendar quarter was 1.07% (quarter ended September 30, 2019).

Average Annual Total Returns (for the Period Ended December 31, 2019)

	1 Year	Since Inception (7/23/18)
Pacer CFRA-Stovall Equal Weight Seasonal ETF
Return Before Taxes	35.24%	17.86%
Return After Taxes on Distributions	34.93%	17.54%
Return After Taxes on Distributions and Sale of Fund Shares	21.05%	13.68%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index (reflects no deduction for fees, expenses, or taxes)	36.66%	18.79%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	12.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold on a national securities exchange, the Exchange, through a broker-dealer. Because Fund Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Each Fund’s ticker symbol appears on the cover of this Prospectus, and references to specific Funds in the sections below will refer to such Funds by their ticker symbol.

Additional Information About Each Fund’s Investment Objective
Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without a vote of shareholders upon written notice to shareholders.
Additional Information About Each Fund’s Principal Investment Strategies
Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of related industries to approximately the same extent that the Fund’s underlying index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry. The components of each Fund’s underlying index, and the degree to which these components represent certain industries, may change over time.
With respect to AFTY, CSOP Asset Management, the Fund’s sub-adviser, may purchase securities not represented in the FTSE China A50 Net Total Return Index (the “FTSE China A50 Index”) in anticipation of their addition to the FTSE China A50 Index, or sell securities that are represented in the Index in anticipation of their removal from the FTSE China A50 Index. CSOP Asset Management may also occasionally choose to underweight or overweight a security in the FTSE China A50 Index, purchase securities not included in the FTSE China A50 Index that CSOP Asset Management believes are appropriate to substitute for certain securities in the FTSE China A50 Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the FTSE China A50 Index.
PTBD has adopted the following policy to comply with Rule 35d-1 under the 1940 Act. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in bonds denominated in U.S. dollars. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.
With respect to HOTL, PAD, RXRE, INDS, and SRVR (each, a “Benchmark ETF”, and collectively, the “Benchmark ETFs”), each Fund will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in…

HOTL
…companies in the hotel and lodging real estate sector. The Fund defines the hotel and lodging real estate sector as consisting of companies that derive at least 50% of their revenues or profits from owning or managing hotels, motels, resorts, or other lodging properties that rent space to guests.

PAD
…companies in the apartments and residential real estate sector. The Fund defines the apartments and residential real estate sector as consisting of companies that derive at least 50% of their revenues or profits from owning or managing apartment buildings, student housing, manufactured homes, and single-family homes.

RXRE
…companies in the healthcare real estate sector. The Fund defines the healthcare real estate sector as consisting of companies that derive at least 50% of their revenues or profits from owning or managing healthcare real estate (e.g., senior living facilities, hospitals, medical office buildings, skilled nursing facilities).

INDS
…companies in the industrial real estate sector. The Fund defines the industrial real estate sector as consisting of companies that derive at least 50% of their revenues or profits from owning or managing land or buildings used for industrial purposes (e.g., warehouses, distribution facilities, storage or self-storage facilities).

SRVR
…companies in the data and infrastructure real estate sector. The Fund defines the data and infrastructure real estate sector as consisting of companies that derive at least 50% of their revenues or profits from owning or managing real estate used to store, compute, or transmit large amounts of data (e.g., data centers, communications towers).

Each Benchmark ETF will provide its shareholders with 60 days’ written notice of any change in its 80% strategy.

Additional Information About Each Index and the Underlying Indices
Index Calculation and Trademark Ownership
Each Index is calculated by a third party calculation agent that is not affiliated with the Funds, IDG, the Adviser, or the Funds’ distributor. Each such calculation agent shall have no liability for any errors or omissions in calculating any Index.
Each Index for which IDG is the Index Provider is owned by IDG, an affiliate of the Adviser, and was created and is sponsored by the Adviser or one of its affiliates. IDG owns all intellectual property rights to the “TRENDPILOT” mark, and any use of any such rights must be with the consent of IDG. NASDAQ OMX and Pacer Advisors, Inc. jointly own the Pacer Nasdaq 100 Trendpilot Index.
The Military Times Best for VetsSM Index is owned and developed by VETS Indexes, LLC (the “Index Provider”) and based on The Military Times Best for VetsSM: Employers list (the “Best for Vets List”) published annually by Sightline Media Group.
The FTSE China A50 Index is compiled and published by FTSE, which is located at 12th Floor, 10 Upper Bank Street, Canary Wharf, London E14 5NP. FTSE or its affiliates are the proprietors and absolute owners of the FTSE China A50 Index and the designation “FTSE®.” FTSE has granted to the Adviser (by way of a license, subject to the terms of an index license agreement between them), among other things, the non-transferable and non-exclusive right to use the FTSE China A50 Index in respect of the AFTY and to sponsor, issue, establish, market, list, and distribute the AFTY.
The Index for the Benchmark ETFs may include the following security types: common stocks, REITs, American Depositary Receipts (“ADRs”), limited partnership interests, shares or units of beneficial interest, and shares of limited liability companies. If at any time a security no longer meets the eligibility criteria for being included in an Index, the security is removed from such Index and not replaced. Each Index for the Benchmark ET is the exclusive property of the Benchmark ETFs’ Index Provider, which has contracted with Nasdaq, Inc. (collectively, with its subsidiaries and affiliates, “NASDAQ”) to calculate and maintain the each Index.
Simple Moving Average Calculation. The 200-day moving average for an index can be calculated by adding the closing price of the index for each of the 200 most recent business days and dividing the resulting sum by 200. With respect to PTBD, the 100-day moving average for an index can be calculated by adding the closing price of the index for each of the 100 most recent business days and dividing the resulting sum by 100.
NASDAQ-100 Index®. The NASDAQ-100 Index was developed by NASDAQ OMX and is calculated, maintained and published by NASDAQ OMX.
The NASDAQ-100 Index includes 100 of the largest non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. Index eligibility is limited to specific security types only. The security types eligible for the NASDAQ-100 Index include common stocks, ordinary shares, American Depositary Receipts, and tracking stocks.
As of June 30, 2020, the three largest components of the NASDAQ-100 Index were Apple Inc. (12.03%), Microsoft Corporation (11.74%), and Amazon.com Inc. (10.47%) and the three largest sectors represented in the index were Information Technology (48.36%), Consumer Services (19.72%), and Consumer Discretionary (17.11%).
The NASDAQ-100® IndexSM is the exclusive property of NASDAQ OMX and has been licensed for use by the Adviser in connection with the NASDAQ-100 Trendpilot Index. NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ-100, NASDAQ-100 Index are registered trademarks and service marks of The NASDAQ OMX Group, Inc. The NASDAQ OMX Group, Inc. and NASDAQ OMX shall have no liability for any errors or omissions in calculating the NASDAQ-100 Trendpilot Index. NASDAQ OMX AND ITS AFFILIATES AND SUBSIDIARIES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PTNQ.
FTSE All-World Developed Large Cap Index. The FTSE All-World Developed Large Cap Index is made up of common stocks of large capitalization companies located in twenty-two countries—mostly companies in the U.S. and Japan, which generally make up approximately 60% and 8%, respectively, of the FTSE All-World Developed Large Cap Index’s

market capitalization. Other countries represented in the Index include Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, and Switzerland.
FTSE Developed ex US Index. The FTSE Developed ex US Index is made up of approximately 1,559 common stocks of large- and mid-capitalization companies located in twenty-four non-U.S. countries—mostly companies in Japan and the United Kingdom (which made up approximately 23.11% and 12.77%, respectively, of the FTSE Developed ex US Index’s market capitalization as of June 30, 2020). Other countries represented in the Index include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany Hong Kong, Ireland, Israel, Italy, Korea, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, and Switzerland.
FTSE Emerging Markets Index. The FTSE Emerging Markets Index is made up of common stocks of large and mid-capitalization companies located in twenty-four countries—mostly companies in China, Taiwan, and India (which made up approximately 44.93%, 13.74% and 9.47%, respectively, of the FTSE Emerging Markets Index’s market capitalization as of June 30, 2020).
FTSE Eurozone Index (formerly the FTSE Eurobloc Index). The FTSE Eurozone Index is made up of approximately 320 common stocks of companies located in 11 European countries—mostly companies in France, Germany, and the Netherlands (which made up approximately 32.44%, 29.10%, and 13.66%, respectively, of the FTSE Eurozone Index’s market capitalization as of June 30, 2020). Other countries represented in the Index include Austria, Belgium, Finland, Greece, Ireland, Italy, Portugal, and Spain.
Russell 1000® Index. The Russell 1000 Index measures the performance of the approximately 1,000 largest companies in the Russell 3000® Index, which is composed of the approximately 3,000 largest publicly-traded companies in the U.S. The Russell 1000 Index is generally expected to represent more than 90% of the total market capitalization of the Russell 3000 Index and the overall market capitalization of publicly-traded U.S. equity securities. As of June 30, 2020, the average weighted market capitalization of companies in the Russell 1000 Index was $348.8 billion. To be included in the Russell 1000 Index, a company must not be structured as a royalty trust, limited liability company, registered investment company (including closed-end funds, mutual funds, and ETFs), blank-check company, special-purpose acquisition company, or limited partnership.
S&P 500® Index and S&P 500 Sector Indices. The S&P 500 Index measures the performance of approximately 500 leading companies in the United States representing approximately 80% of the total U.S. market capitalization. The S&P 500 Sector Total Return Indices are comprised of companies included in the S&P 500 Index that are classified as members of a particular GICS® sector as reflected in the name of each sector index.
S&P Developed Ex-U.S. LargeCap Index. The S&P Developed Ex-U.S. LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States.
S&P 900® Pure Growth Index. The S&P 900 Pure Growth Index measures the performance of growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. The constituents of the index are drawn from the S&P 900, which combines the S&P 500 and S&P MidCap 400®. As of June 30, 2020, the average market capitalization of companies in the S&P 900 Pure Growth Index was $58.04 billion.
S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of approximately 400 mid-sized companies in the United States. As of June 30, 2020, the average market capitalization of companies in the S&P MidCap 400 Index was $4.14 billion.
S&P SmallCap 600® Index. The S&P SmallCap 600 Index measures the performance of approximately 600 small-size companies in the United States. As of June 30, 2020, the average market capitalization of companies in the S&P SmallCap 600 Index was $1.16 billion.
S&P 500 High Yield Corporate Bond Total Return Index. The S&P 500 High Yield Corporate Bond Index seeks to measure the performance of the U.S. corporate debt issued by constituents in the S&P 500 Index with a high-yield (also referred to as “junk”) rating.

S&P U.S. High Yield Corporate Bond Index. The S&P U.S. High Yield Corporate Bond Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued by companies whose country of risk uses an official G-10 currency, excluding those countries that are members of the United Nations Eastern European Group (EEG). Qualifying securities must have a below-investment-grade rating (based on the lowest of S&P Global Ratings, Moody’s, and Fitch) and maturities of one or more months.
S&P U.S. Treasury Bond 7–10 Year Index. The S&P U.S. Treasury Bond 7–10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years.
S&P U.S. Treasury Bond 20+ Year Index. The S&P U.S. Treasury Bond 20+ Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 20 or more years.
S&P Biotechnology Select Industry Total Return Index. The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index (“S&P TMI”). The S&P TMI tracks all the U.S. common stocks listed on the NYSE, AMEX, NASDAQ National Market, and NASDAQ Small Cap exchanges. The S&P Biotechnology Select Industry Index is a modified equal weight index and consisted of 133 companies as of June 30, 2020.
Dow Jones Internet Composite Index. The Dow Jones Internet Composite Index is designed to measure the performance of the 40 largest and most actively traded stocks of U.S. companies in the internet industry. To be eligible for the index, a company must derive at least 50% of cash flows from the internet.
3-Month US Treasury Bills. The US Treasury issues Treasury bills, including 3-Month US Treasury bills, at a discount at public auctions, typically on a weekly basis. Two types of bids are accepted. With a competitive bid, the bidder specifies the discount rate it will accept. With a non-competitive bid, the bidder agrees to accept the discount rate set at auction. At the close of an auction, the US Treasury accepts all non-competitive bids that comply with the auction rules, and then accepts competitive bids in ascending order in terms of their discount rates (from lowest to highest) until the quantity of accepted bids reaches the offering amount. All bidders, competitive and non- competitive, will receive the same discount rate or yield at the highest accepted bid. This highest accepted bid is the auction high rate. Each of the Trendpilot Indices references the most recent auction high rate for 3-Month US Treasury bills as reported by the U.S. Department of the Treasury and displayed on Bloomberg page “USB3MTA Index” in calculating any of the Trendpilot Indices.
3-Month U.S. Treasury Bills Index. The 3-month U.S. Treasury Bills Index is designed to act as a U.S. dollar-denominated cash position through the use of nine 3-month U.S. Treasury Bills (T-Bills) with maturities ranging from 30–91 days in duration. The 3-month U.S. Treasury Bills Index is an equal weighted index.
Foreign Exchange Transactions for PAEU. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific amount of currency at a future date, at a price and on a date set at the time of the contract. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing as the contract is struck.
Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity.
PAEU will segregate liquid assets that will be marked-to-market daily to meet its forward contract commitments to the extent required by applicable regulations. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (i) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency, or (ii) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (i) above, as marked-to-market daily.
Pacer WealthShield Index Risk Ratio Effect. The Pacer WealthShield Index utilizes a systematic risk management strategy that directs the Index’s exposure to U.S. equity securities, U.S. Treasury securities, or a mix of each. On each Selection Date, the Pacer WealthShield Index determines whether exposure for the following month should be Equity Exposure or Fixed Income Exposure based on the Risk Ratio. If the Risk Ratio is trending upward (i.e., the Risk Ratio is at or above its 5-month exponential moving average), the Index will be in Equity Exposure for the following month. If the Risk Ratio is trending downward (i.e., the Risk Ratio is below its 5-month exponential moving average), the Index will be in Fixed Income Exposure for the following month.
If the Risk Ratio dictates that the Index will be in Equity Exposure for the following month, the Index will select the five Equity Components with the best performance over the past six months and will allocate 20% to each such Equity Component. However, if an Equity Component selected for inclusion in the Index is in a downward trend (i.e., the Equity Component’s value is below its 7-month exponential moving average), the Index’s 20% allocation to such Equity Component will be allocated instead to 3-month U.S. Treasury bills. Consequently, in its Equity Exposure, the Index could have as much as 100% allocated to U.S. equity securities or as much as 100% allocated to 3-month U.S. Treasury bills.
If the Risk Ratio dictates that the Index will be in Fixed Income Exposure for the following month, the Index will be 100% allocated to the 20+ Year Index. However, if the value of the 20+ Year Index is in a downward trend (i.e., its value is below its 7-month exponential moving average), the Index will instead be 100% allocated to 3-month U.S. Treasury bills. Consequently, in its Fixed Income Exposure, the Index will be either 100% allocated to the 20+ Year Index or 100% allocated to 3-month U.S. Treasury bills.
FTSE China A All-Share Index. All China A-Share classes of equity in issue are eligible for inclusion in the FTSE China A All-Share Index. The eligibility for securities to be included in the Index is based on (i) liquidity screens, (ii) free float and (iii) size.
•Liquidity screens. Liquidity screens are based on the security’s median daily trading volume per month on the Shanghai Stock Exchange and Shenzhen Stock Exchange, the Shenzhen SME Board and the Shenzhen ChiNext Board. The median trade is calculated by ranking each daily trade total and selecting the middle ranking day. Daily totals with zero trades are included in the ranking; therefore, a security that fails to trade for more than half of the days in a month will have a zero median trade. Any period of suspension will not be included in the test. The liquidity test will be applied on a pro-rata basis where the testing period is less than 12 months.
A security eligible for inclusion must have a minimum turnover percentage of the shares in issue, based on the median daily trade per month. The security must have such turnover percentage for a certain number of months prior to the full market review in March and September. The minimum turnover percentage and the number of months meeting such percentage are different for non-constituent securities, existing constituents and new issues.
•Free float. Constituents are adjusted for free float and weighted according to how much share capital is available for public investment. Free float adjustments seek to overcome the supply and demand imbalance by reducing a company’s weight in an index to take account of restricted holdings of the company’s shares that are not freely available for purchase by outside investors (e.g., strategic investments by governments and other companies, directors and holdings of other major investors). In FTSE’s view, this achieves the most accurate and neutral market representation, and takes into account the true opportunity set available to an investor. FTSE adopts the actual free float (rounded to 12 decimal places). Companies with a free float of 5% or below are not eligible for inclusion in the Index, unless their investable market capitalizations are larger than a minimum threshold. With this methodology, the free float of a constituent is estimated more accurately using the information available on major shareholders in the market. Besides, constituent’s investability weight will be further adjusted when there is a limited foreign room available.
•Size. The 50 largest companies by full market capitalization of the FTSE China A All Cap Free Index are selected to form the Index.
The FTSE China A All-Share Index is reviewed by FTSE on a quarterly basis in March, June, September and December to ensure that the index continues to reflect market reality. A schedule of periodic reviews, advance notification of changes to the Index constituents, a full set of ground rules for the management of the Index and the most updated list of Index constituents is provided on FTSE’s website (currently http://www.ftse.com/sites/indices/china-a50). The Index methodology is subject to change from time to time, and investors should refer to this website for up-to-date information about the Index methodology. FTSE publishes the latest index level (Ticker: A50CNHN) on Bloomberg and Reuters, updated at market close each day.

Additional Information about the Principal Risks of Investing in the Funds
This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in each of the Fund Summaries. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a ‘principal risk’ of investing in the Funds, regardless of the order in which they appear. The factors below apply to each Fund as indicated in the following table; additional information about each such risk and how it impacts each Fund that is subject thereto is set forth below the chart. Each of the factors below could have a negative impact on the applicable Fund’s performance and trading prices.

	PTLC	PTMC	PTNQ	PTEU	PTIN	PTBD	TRND
Calculation Methodology Risk	X	X	X	X	X	X
Concentration Risk			X
Currency Exchange Rate Risk				X	X		X
Equity Market Risk	X	X	X	X	X		X
ETF Risks	X	X	X	X	X	X	X
European Investments Risk				X
Fixed Income Risk	X	X	X	X	X	X	X
Foreign Securities Risk				X	X		X
Geographic Concentration Risk				X	X
— Risks Related to Investing in Japan					X
— Risks Related to Investing in Western Europe					X
Government Obligations Risk	X	X	X	X	X	X	X
High Portfolio Turnover Risk	X	X	X	X	X	X	X
High Yield Risk						X
Large-Capitalization Investing Risk	X		X	X	X		X
Limited Operating History					X	X	X
Management Risk						X
Mid-Capitalization Investing Risk		X		X	X		X
Non-Diversification Risk			X		X		X
Other Investment Companies Risk							X
Passive Investment Risk	X	X	X	X	X	X	X
Sector Risk			X
— Communication Services Sector Risk			X
— Consumer Discretionary Sector Risk			X
— Information Technology Sector Risk			X
Tracking Risk	X	X	X	X	X	X	X
Trend Lag Risk	X	X	X	X	X	X	X

	COWZ	CALF	BUL	GCOW	ECOW	ICOW	HERD
Calculation Methodology Risk	X	X		X		X
Concentration Risk	X	X	X	X	X	X
Currency Exchange Rate Risk				X	X	X	X
Emerging Markets Risk					X
Equity Market Risk	X	X	X	X	X	X	X
ETF Risks	X	X	X	X	X	X	X
Foreign Securities Risk				X	X	X	X
Geographic Concentration Risk				X	X	X
— Risks Related to Investing in Brazil					X
— Risks Related to Investing in China					X
— Risks Related to Investing in Europe						X
— Risks Related to Investing in Japan						X
— Risks Related to Investing in Russia					X
— Risks Related to Investing in Taiwan					X
High Portfolio Turnover Risk	X	X	X	X	X	X	X
Large-Capitalization Investing Risk	X		X	X	X	X	X
Limited Operating History			X		X		X
Mid-Capitalization Investing Risk	X	X	X		X	X	X
Non-Diversification Risk			X		X		X
Other Investment Companies Risk					X		X
Passive Investment Risk	X	X	X	X	X	X	X
Sector Risk	X	X	X		X	X	X
— Consumer Discretionary Sector Risk	X	X				X
— Energy Sector Risk			X		X
— Health Care Sector Risk	X	X	X
— Industrials Sector Risk		X	X			X
— Information Technology Sector Risk	X	X	X		X
— Materials Sector Risk					X	X
Small-Capitalization Investing Risk		X			X		X
Style Risk	X	X	X	X		X	X
Tracking Risk	X	X	X	X	X	X

	PEXL	PIEL	AFTY	VETS	PAEU	PWS	SZNG	SZNE
Calculation Methodology Risk	X	X		X	X	X	X	X
Concentration Risk	X	X		X		X
Currency Exchange Rate Risk		X			X		X
Emerging Markets Risk			X
Equity Market Risk	X	X	X	X	X	X	X	X
ETF Risks	X	X	X	X	X	X	X	X
European Investments Risk		X			X
Fixed Income Risk						X
Foreign Sales Risk	X	X
Foreign Securities Risk		X	X		X		X
Forward Currency Contracts Risk					X
Geographic Concentration Risk		X			X
Government Obligations Risk						X
Hedging Risk					X
High Portfolio Turnover Risk						X	X	X
Index Criteria Risk				X
Index Tracking Error Risk			X
International Operations Risk				X
Large-Capitalization Investing Risk	X	X	X	X	X	X	X	X
Limited Operating History	X			X		X		X
Mid-Capitalization Investing Risk	X	X		X	X
Monthly Exposure Risk						X
New Fund Risk		X			X		X
Non-Diversification Risk	X	X		X	X	X	X	X
Non-U.S. Currency Risk			X
Other Investment Companies Risk						X	X	X
Passive Investment Risk	X	X	X	X	X	X	X	X
Risk of Investing in China			X
Risk of Investing in Issuers listed on the ChiNext Board			X
Sector Risk	X		X	X		X	X	X
— Consumer Discretionary Sector Risk						X	X	X
— Consumer Staples Sector Risk						X	X	X
— Energy Sector Risk						X
— Financial Sector Risk			X	X		X
— Health Care Sector Risk						X	X	X
— Industrials Sector Risk				X		X	X	X
— Information Technology Sector Risk	X			X		X	X	X
— Materials Sector Risk						X	X	X
— Real Estate Sector Risk						X
— Utilities Sector Risk						X
Sector Rotation Risk							X	X
Small-Capitalization Investing Risk				X
Tracking Risk	X	X		X	X	X	X	X

	HOTL	PAD	RXRE	INDS	SRVR
Calculation Methodology Risk	X	X	X	X	X
Concentration Risk	X	X	X	X	X
Equity Market Risk	X	X	X	X	X
ETF Risks	X	X	X	X	X
High Portfolio Turnover Risk	X	X	X	X	X
International Operations Risk	X	X	X	X	X
Large-Capitalization Investing Risk	X	X	X	X	X
Limited Operating History				X	X
Mid-Capitalization Investing Risk	X	X	X	X	X
New Fund Risk	X	X	X
Non-Diversification Risk	X	X	X	X	X
Passive Investment Risk	X	X	X	X	X
Real Estate Companies Risk	X	X	X	X	X
REIT Investment Risk	X	X	X	X	X
Small-Capitalization Investing Risk	X	X	X	X	X
Tax Risk	X	X	X	X	X
Tracking Risk	X	X	X	X	X

Calculation Methodology Risk
The Fund’s Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk
The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
Currency Exchange Rate Risk
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
Emerging Markets Risk
Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those in U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
◦Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares, and cause the Fund to decline in value.
◦Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, the Fund’s exposure to the other risks described herein will likely increase. Each of the foregoing may negatively impact the Fund’s investments.
Equity Market Risk
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
ETF Risks
The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of a Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk (PTBD, ECOW, and AFTY only). To the extent the Fund’s investment strategy requires it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares of a Fund. Investors buying or selling shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares of a Fund. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares of a Fund (the “bid” price) and the price at which an investor is willing to sell shares of a Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of a Fund based on trading volume and market liquidity, and is generally lower if shares of a Fund have more trading volume and market liquidity and higher if shares of a Fund have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of a Fund, including bid/ask spreads, frequent trading of shares of a Fund may significantly reduce investment results and an investment in shares of a Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of a Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of a Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a Fund will approximate a Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to supply and demand of a Fund’s Shares and/or during periods of market volatility. Thus, you may pay more (or less) than NAV intra-day when you buy Shares in the secondary market, and you may receive more (or less) than NAV when you sell those Shares in the secondary market. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. To the extent securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
◦Trading. Although shares of a Fund are listed for trading on its applicable Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than its applicable Exchange, there can be no assurance that an active trading market for such shares of the Fund will develop or be maintained. Trading in shares of a Fund may be halted due to market conditions or for reasons that, in the view of its applicable Exchange, make trading in shares of such Fund inadvisable. In addition, trading in shares of a Fund on its applicable Exchange is subject to trading halts caused by extraordinary market volatility pursuant each Exchange’s “circuit breaker” rules, which temporarily halt trading on such Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to each Exchange may halt trading in shares of a Fund when extraordinary volatility causes sudden, significant swings in the market price of shares of such Fund. There can be no assurance that shares of a Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of a Fund may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of such Fund.
European Investments Risk
The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the EU. The EU requires compliance by member countries with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the EU. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, including, without limitation, the pending threat of default by Greece, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners.
The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Fund. The Fund’s investments could be negatively impacted by any economic or political instability in any European country.
Additionally, the UK’s withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK and the EU. The withdrawal agreement between the UK and the EU entered into force on January 31, 2020, at which time the UK ceased to be a member of the EU. Following the withdrawal, there will be a transition period, ending December 31, 2020, during which the UK will negotiate its future relationship with the EU.
The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during the transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Fixed Income Risk
The value of direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Due to recent events in the fixed income markets, including the potential impact of the Federal Reserve Board ending its quantitative easing program and raising the federal funds rate, the Fund may be subject to heightened interest rate risk as a result of a rise or increased volatility in interest rates. The value of direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Underlying Investment’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. An Underlying Investment may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security
Foreign Sales Risk
The Fund invests in companies that derive a significant portion of their sales to foreign customers. Consequently, investments in such companies may be subject to risk of loss due to unfavorable changes in currency exchange rates, political, economic or social changes or instability in foreign countries, events affecting the transportation, shipping or delivery of goods to customers, and changes in U.S. or foreign laws or regulations affecting exports. In addition, conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.
Foreign Securities Risk
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Fund Shares may trade on days when foreign exchanges are close. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Forward Currency Contracts Risk
Forward currency contracts and other currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as expected or if the Fund is unable to quickly enter or exit such contracts. The use of forward currency contracts may also create counterparty, leveraging, and valuation risk. Forward contracts require collateralization, and the commitment of a large portion of the Fund’s assets as collateral could impede portfolio management.
◦Counterparty Risk. The Fund may engage in investment transactions or other contracts with third parties (i.e., “counterparties”), including over-the-counter forward foreign currency contracts. The Fund bears the risk that the counterparty to these contracts becomes bankrupt, defaults on its obligations or otherwise fails to honor its obligations. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in these circumstances. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund Shares may decrease.
◦Leveraging Risk. The Fund’s use of forward currency contracts may result in leverage. Leverage creates investment exposure to gains and losses in excess of the amounts invested by the Fund. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to leverage to the extent required by applicable law. The Fund may have to liquidate assets to meet or satisfy obligations or coverage requirements that arise because of the use of leverage. Leverage could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values to which the Fund has leveraged exposure than if the Fund had made direct investments. Use of leverage involves special risks and is highly speculative. Leverage will magnify any losses, and such losses may be significant.
◦Valuation Risk. Forward foreign currency contracts are subject to the risk that they may be difficult to value and/or valued incorrectly. This risk may be especially pronounced if the markets for the Fund’s forward foreign currency contracts are or become illiquid. This risk could cause the Fund to lose money and the value of an investment in Fund Shares to decrease.
Geographic Concentration Risk
The Fund is subject to geographic concentration risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.
◦Risks Related to Investing in Brazil. Investments in securities of Brazilian companies are subject to regulatory, economic and political risks related to the significant influence that the Brazilian government exercises over its economy. The Brazilian economy has historically been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. Government efforts to check inflation and shape other aspects of the economy have involved, among others, the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. There can be no assurances that similar measures will not be instituted in the future. Such measures may have significant effects on the Fund’s investments.
Brazil, like many other Latin American countries, has historically experienced high rates of inflation and may do so in the future. An increase in prices for petroleum, the depreciation of the real and future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Brazil also continues to suffer from a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating, all of which may adversely impact the Fund’s investments.
Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil’s debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future.

Brazil is heavily dependent on export to the United States, China and other countries in Latin America, especially fellow member states in the Mercosur trade bloc. Reduction in spending on Brazilian products and services, or adverse economic events, such as inflation, high interest rates, currency devaluation, political upheaval and high unemployment rates, in any of the trading partner states may impact the Brazilian economy. Further, many economies in Latin America, including Brazil’s, are heavily dependent on commodity exports and may be particularly sensitive to fluctuations in commodity prices.
Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund’s investments.
The market for Brazilian securities is influenced by the flow of international capital and economic and market conditions of certain countries, especially emerging market countries in Latin America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.
◦Risks Related to Investing in China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.
◦Risks Related to Investing in Europe. Please see “European Investment Risk” above.
◦Risks Related to Investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economic growth rate has remained relatively low for an extended period of time and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
◦Risks Related to Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and entities. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations.
For these or other reasons, the Fund could limit or suspend purchases of Creation Units. During any period that creation activity is affected, the Shares could trade at a significant premium to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also change its investment objective or principal investment strategies. The Fund may also have to liquidate all or a portion of its assets, which may be at unfavorable prices.
Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including energy production and distribution, automotive, transportation, and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.
The value of the Russian ruble may be subject to a high degree of fluctuation. The Fund’s exposure to the Russian ruble and changes in value of the Russian ruble versus the U.S. dollar may result in reduced returns to the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian ruble. In addition, current political and economic events in Russia and the effects of the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian ruble and on the value and liquidity of the Fund’s investments.
◦Risks Related to Investing in Taiwan. Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan's economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan is also subject to the risk of natural disasters, such as typhoons and tsunamis, which could negatively affect the Fund.
◦Risks Related to Investing in Western Europe. Most developed countries in Western Europe are members of the EU, and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.
Government Obligations Risk
The Fund may invest in securities issued by the U.S. government. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Hedging Risk
Derivatives, such as forward currency contracts, used by the Fund to offset its exposure to the euro may not perform as intended. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by any gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk intended to be hedged. There can be no assurance that the Fund’s hedging transactions will be effective. The Fund does not attempt to mitigate other factors which may have a greater impact on the Fund’s equity holdings and its performance than currency exposure and will only attempt to mitigate currency risk during the periods described above under “Principal Investment Strategies of the Fund.” The value of an investment in the Fund could be significantly and negatively affected during periods when the Fund is currency hedged if the euro appreciates relative to the dollar and the value of the Fund’s equity investments appreciates at the same time.
High Portfolio Turnover Risk
At times, the Fund may have a portfolio turnover rate substantially greater than 100%. However, SEC rules regarding the calculation of a Fund’s portfolio turnover rate require the Fund to exclude the effect of certain transactions, such as the in-kind receipt or delivery of securities, and consequently, the Fund may report a portfolio turnover rate substantially less than 100%. A high portfolio turnover rate would result in correspondingly greater transaction costs, including brokerage commissions, dealer markups and other transaction costs on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
High Yield Risk
High yield securities (or “junk bonds”) entail greater risk of loss of principal because of their greater exposure to credit risk. High yield debt obligations are speculative investments and may also be less liquid than higher quality securities, and may cause income and principal losses for the Fund. The market for high yield securities is generally thinner and less active than the market for higher quality securities. If there is a “flight to safety,” the market’s perception of “high yield” securities may turn negative, and these types of securities may become classified as “high risk.” Consequently, high yield securities and loans entail greater risk of loss of principal than securities and loans that are investment grade rated. Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. As a result, the value of the Fund may be subject to greater volatility than other funds, and the Fund may be exposed to greater tracking risk (described below) than other funds.
Index Criteria Risk (VETS only)
Because the methodology of the Index selects securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize similar criteria when selecting investments. Completion of the Best for Vets Survey is voluntary, and consequently, companies may be excluded from the Index because they did not complete the survey, rather than because of the results of the survey. As a result, the performance of the Index, and consequently the Fund, will not reflect the performance of companies whose recruiting of U.S. armed forces veterans and service members, company culture, policies, and reservist accommodations would meet the criteria for inclusion in the Best for Vets List, but did not complete Best for Vets Survey.

Index Tracking Error Risk (AFTY only)
As with other index funds, the performance of the Fund may vary from the performance of their respective Indexes as a result of Fund fees and expenses, the use of representative sampling, brokerage and transaction costs, the effect of Chinese taxes and other factors. In addition, the Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions represented in the Index, due to market disruptions, legal restrictions or limitations imposed by the Chinese government, certain NYSE ARCA listing standards, or a lack of liquidity on stock exchanges in which such securities trade. As a result, the Fund’s NAV may not exactly track the value of its Index. The Sub-Adviser’s decision to invest in securities not included in an Index, such as other pooled investment vehicles, may give rise to tracking error. In addition, daily investment quotas applicable to the Shanghai-Hong Kong Stock Connect program may restrict or preclude the ability of the Fund to invest in securities obtained via the program, and therefore may cause the Fund’s performance to differ from that of its Index.
International Operations Risk
Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
Large-Capitalization Investing Risk
The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
Limited Operating History
The Fund is a recently organized, management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain an active market in Fund Shares.
Management Risk (PTBD only)
To the extent the Fund uses a representative sampling strategy to obtain exposure to the Index, the Fund’s ability to track the performance of the Index will be contingent on the ability of the Fund’s sub-adviser to identify a subset of Index components whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.
Mid-Capitalization Investing Risk
The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
Mid- and Small-Capitalization Investing Risk
The securities of mid- and small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid- and small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some smaller capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Monthly Exposure Risk (PWS only)
Because the Pacer WealthShield Index may only change its exposure based on data as of the Selection Date each month, (i) the Pacer WealthShield Index’s exposure may be affected by significant market movements at or near month end that are not predictive of the market’s performance for the subsequent month and (ii) changes to the Pacer WealthShield Index’s exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect at or near the beginning of a month. Such lags between market performance and changes to the Pacer WealthShield Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
New Fund Risk
Some Funds have not yet commenced investment operations. As a result, prospective investors have no track record or history on which to base their investment decisions. An investment in a Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance. In addition, there can be no assurance that a Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate.
Non-Diversification Risk
Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified Fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
Non-U.S. Currency Risk (AFTY only)
The Fund’s assets will be invested primarily in the securities of issuers in China in the form of A-Shares and the gains, losses and income received by the Fund will be primarily in RMB. Meanwhile, the Fund will compute and expects to distribute its income and capital gains, if any, in U.S. dollars. As a result, the Fund’s performance may be adversely affected by changes in currency exchange rates, which can be very volatile and change quickly and unpredictably. Such fluctuations may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the imposition of currency controls or other national or global political or economic developments. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Any gain or loss attributable to fluctuations in exchange rates, between the time the Fund accrues income or gain and the time the Fund converts such income or gain from the RMB to the U.S. dollar, is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the RMB to U.S. dollars, the Fund will recognize ordinary income when the RMB is converted.
RMB can be further categorized into onshore RMB (“CNY”) and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund may also be adversely affected by the exchange rates between CNY and CNH. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency. The Chinese government places strict regulation on the RMB and manages the RMB so that it has historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion, so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the RMB relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the RMB will move in relation to the U.S. dollar as expected. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB or Hong Kong dollars (as applicable) for the purpose of purchasing A-Shares or H-Shares, respectively, or converting RMB or Hong Kong dollars (as applicable) to U.S. dollars to pay cash redemptions, distributions or expenses. This may lower the Fund’s performance, because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended or incurring cash drag.

Other Investment Companies Risk
The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the ETF Risks listed above.
Passive Investment Risk
The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. Other than in response to a trigger if set forth in the Fund’s applicable Index methodology, the Fund invests in securities included in, or representative of securities included in the Index regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
Real Estate Companies Risk
The Fund invests in real estate companies, including REITs and real estate holdings companies, which will expose investors to the risks of owning real estate directly, as well as to the risks that relate specifically to the way in which such companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase a Fund’s volatility and losses. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect Fund performance. In addition, many investors may already have exposure to residential real estate through ownership of a home. So called “Acts of God,” such as hurricanes, earthquakes, tsunamis, and other natural disasters, as well as the effects of climate change, terrorist activity, political unrest, or civil strife may result in physical damage to properties or a decrease in demand, which can affect profits.
In addition to the foregoing risks common to most real estate companies, companies in certain real estate sectors may have additional unique risks.
◦Risks of Investing in the Apartments & Residential Real Estate Sector (PAD only). Companies in the Apartments & Residential Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. Residential real estate development is particularly subject to changes in financing costs, occupancy rates, the ability to obtain zoning or other permits or government approvals, labor costs, and scheduling delays. Residential real estate companies may be more dependent on short-term leases (e.g., one year or less), which may expose such companies to the effects of declining market rents more than other types of real estate companies. Additionally, such companies may face significant costs associated with compliance (or failure to comply with) the accessibility provisions of the Americans with Disabilities Acts, the Fair Housing Act or other federal, state or local requirements.
◦Risks of Investing in the Data & Infrastructure Real Estate Sector (SRVR only). Companies in the Data & Infrastructure Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies that may affect demand for communications towers. Data and infrastructure real estate companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors, including consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers, including their profitability and availability or cost of capital; availability and cost of spectrum for commercial use; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; cost of constructing wireless infrastructure; and technological changes, including those affecting the number or type of wireless infrastructure needed to provide wireless connectivity to a given geographic area or resulting in the obsolescence or decommissioning of certain existing wireless networks.

◦Risks of Investing in the Healthcare Real Estate Sector (RXRE only). Companies in the Healthcare Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. Such companies may be subject to risks related to severe cold and flu seasons, epidemics, or any other widespread illnesses that could affect the occupancy of healthcare properties, including seniors housing. Additionally, healthcare companies may be significantly dependent on one or a small number of long-term management agreements for seniors housing communities, which may subject such companies to the risks affecting such management companies. Legislation to address federal government operations and administration decisions affecting the Centers for Medicare and Medicaid Services could significantly affect healthcare real estate companies and their tenants, operators, and borrowers by reducing their liquidity, impairing their financial condition, or negatively affecting the results of their operations. Healthcare properties may also face high levels of regulation and the need to obtain governmental approvals or permits.
◦Risks of Investing in the Hotel & Lodging Real Estate Sector (HOTL only). Companies in the Hotel & Lodging Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. Weak economic conditions in some parts of the world, the strength or continuation of recovery in countries that have experienced improved economic conditions, changes in oil prices and currency values, potential disruptions in the U.S. economy that might result from the new U.S. administration’s policies in such areas as trade, immigration, healthcare, and related issues, political instability in some areas, and the uncertainty over how long any of these conditions will continue, could continue to have a negative impact on the lodging industry. U.S. government travel is also a significant part of the lodging industry, and this aspect of the industry may continue to suffer due to U.S. federal spending cuts or government hiring freezes and any further limitations that may result from presidential or congressional action or inaction. As a result of such current economic conditions and uncertainty, the lodging industry may continue to experience weakened demand for occupancy in some markets.
Man-made disasters in recent years as well as the potential spread of contagious diseases such as MERS (Middle East Respiratory Syndrome), Zika virus, and Ebola in locations lodging companies own, manage, or franchise significant properties and areas of the world from which they draw a large number of customers, could cause a decline in business or leisure travel and reduce demand for lodging. Actual or threatened war, terrorist activity, political unrest, or civil strife, such as recent events in Fort Lauderdale, Orlando, Charlotte, Berlin, Brussels, Paris, Turkey, Ukraine and Russia, the Middle East, and other geopolitical uncertainty could have a similar effect. Any one or more of these events may reduce the overall demand for hotel rooms and corporate apartments or limit the prices that can be obtained for them, both of which could adversely affect company profits.
◦Risks of Investing in the Industrial Real Estate Sector (INDS only). Companies in the Industrial Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. For example, industrial real estate may be more susceptible to changes in interest rates, macroeconomic trends, government regulation, and tax regulation than other real estate sectors. Industrial real estate may also be concentrated in logistics-related industries, which could expose industrial real estate companies to the risks of a downturn affecting logistics companies.
REIT Investment Risk
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, or to maintain their exemptions from registration under the 1940 Act. The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Risk of Investing in China
The Chinese government maintains a major role in economic policymaking. Investing in China involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. The Chinese economy is subject to a considerable degree of government regulation and intervention, political and social risk and other risk factors, as described in more detail below:
◦Political and Social Risk. The Chinese government is authoritarian, and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and elsewhere. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest and conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality and worsening environmental conditions are also factors that may affect the Chinese economy.
•Government Control and Regulation. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive, and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets without warning. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information, and political and social instability.
◦Economic Risk. The Chinese economy has grown rapidly during the past several years, and there is no assurance that this growth rate will be maintained or that the economy will not experience recession. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by the Chinese consumer. In addition, China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates and better protect intellectual property rights.
◦Geographic Risk. China historically has experienced natural disasters such as earthquakes, droughts and floods, and is economically sensitive to environmental events. Any such event could cause a significant impact on the Chinese economy.
◦Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (“SAR”) of the PRC under the principle of “one country, two systems.” Although China has expressed its commitment to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (i.e., is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue, or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.
◦Available Disclosure About Chinese Companies. Disclosure and regulatory standards in China are in many respects less stringent than U.S. standards. Chinese issuers are required to follow PRC accounting standards and practices, which follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with the PRC accounting standards and practices and those prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with GAAP. As the disclosure and regulatory standards in the PRC are less stringent than in more developed markets, there might be substantially less publicly available information about issuers in the PRC on which the Sub-Adviser can base investment decisions, and such information may not be as reliable as information prepared in accordance with GAAP.
Additionally, there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers.
◦Chinese Securities Markets. Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Investors should note that the Shanghai and Shenzhen Stock Exchanges on which China A-Shares are traded are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of the Fund. The China A Shares markets are considered volatile and unstable (with the risk of suspension of a particular stock or government intervention).
The securities markets in the PRC, including the A-Share markets, are less developed than other markets, and may be characterized by higher liquidity and settlement risk than markets in more developed countries. This may result in higher transaction costs and price volatility. There is less regulation and monitoring of Chinese securities markets, and the activities of investors, brokers and other participants, than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as tender offer regulation, stockholder proxy requirements, insider trading rules and the requirements mandating timely disclosure of information. The PRC’s regulatory authorities have only recently been given the power and duty to prohibit fraudulent and unfair market practices relating to securities markets, such as insider trading and market abuse, and to regulate substantial acquisitions of shares and takeovers of companies. All of these factors may adversely affect the liquidity of the Fund’s investments and lead to a higher level of volatility and instability associated with the PRC securities markets relative to more developed markets.
The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even extended periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the Fund’s tracking error. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s Statement of Additional Information (“SAI”). Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may require the Fund to “fair value” a portion of its portfolio holdings (as described below in “Additional Information on Buying and Selling Fund Shares”). In such case, the determined fair value for an investment may be different than the value realized upon the disposition of such investment. Furthermore, trading halts or suspensions of the Fund’s portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of such trading prices.

◦Chinese Corporate and Securities Law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law. China also lacks a national set of laws which address all issues that may arise with regard to a foreign investor such as the Fund. It may therefore be difficult, or impossible, for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain or enforce a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop; these developments may adversely affect foreign investors such as the Fund.
Additionally, legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities, and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors such as the Fund with protection in all situations where protection would be provided by comparable laws in the United States.
◦Investments in A-Shares. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the Fund’s tracking error. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s Statement of Additional Information (“SAI”). Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may require the Fund to “fair value” a portion of its portfolio holdings (as described below in “Pricing of Fund Shares”). In such case, the determined fair value for an investment may be different than the value realized upon the disposition of such investment. Furthermore, trading halts or suspensions of the Fund’s portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of such trading prices.
◦Investing Through the Shanghai-Hong Kong Stock Connect Program Risk. The Shanghai-Hong Kong Stock Connect program is a newly-established securities trading and clearing program that enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares, subject to trading limits and rules and regulations as may be issued from time to time. Unlike other programs for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors investing via the Shanghai-Hong Kong Stock Connect program. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily investment quotas designed to limit the maximum daily net purchases on any particular day apply to all participants in the Shanghai-Hong Kong Stock Connect program, which may restrict or preclude the ability of the Fund to invest in securities obtained via the program. Additionally, investments made through the Shanghai-Hong Kong Stock Connect program are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. The Shanghai-Hong Kong Stock Connect program is newly-established and further developments are likely. It is unclear whether or how such developments may restrict or affect the Fund.
Fund purchases of A-Shares through the Shanghai-Hong Kong Stock Connect program involve ownership rights that are less developed than those involved in U.S. securities markets. When the Fund buys a Shanghai Stock Exchange-listed stock through the Shanghai-Hong Kong Stock Connect program, the Fund is purchasing a right against the Hong Kong Securities Clearing Company Limited to obtain the benefits of ownership of the Shanghai Stock Exchange-listed stock, and not the stock itself. The buying Fund does not have legal title to the Shanghai Stock Exchange-listed stock and has no separate rights to obtain the benefits of ownership, because PRC law does not recognize the buyer’s beneficial ownership. Therefore, the risk of loss is greater due to the indirect nature of the ownership interest in the A-Shares when trading through the Shanghai-Hong Kong Stock Connect program.

◦Sanctions and Embargoes. Certain of the companies in which the Fund expects to invest may occasionally operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations, and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations, and/or countries identified by the U.S. Government as state sponsors of terrorism. As investors in such companies, the Fund will be indirectly subject to those risks.
◦Investment and Repatriation Restrictions. Investments by the Fund in A-Shares through Chinese financial instruments regulated by the CSRC, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase, or limits on the classes of securities in which the Fund may invest. In addition, A-Shares traded through the Shanghai-Hong Kong Stock Connect program are subject to daily trading limits and other restrictions. Any additional restrictions imposed on the Sub-Adviser may have an adverse effect on the Fund’s ability to invest directly in A-Shares and its ability to meet redemption requests, and may also have an adverse impact on the ability of the Fund to track the Index and the performance of the Fund.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund’s holdings as compared to the performance of its Index. This may increase the risk of tracking error, and may adversely affect the Fund’s ability to achieve its investment objective.
◦Disclosure of Interests and Short Swing Profit Rule. The Fund may be subject to regulations promulgated by the CSRC which currently require the Fund to make certain public disclosures, when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, the Fund may be deemed as a “concerted party” of other funds managed by the Adviser or Sub-Adviser, and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds, should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered, the Fund would be required to file its report within three days. During the time limit for filing the report, a trading freeze applies, and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of the Fund to track its Index, and may have a negative impact on the Fund’s performance.
Further, subject to the interpretation of PRC courts and PRC regulators, the operation of the short swing profit rule may prevent the Fund from reducing its holdings in a company, 5% or more of whose shares are deemed to be held by the Fund and its affiliates, within six months of the last purchase of shares of the company. The Fund could be subject to these restrictions; even though an entity deemed to be an affiliate (and not the Fund) may have triggered the restrictions. Nonetheless, if the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the company. In addition, the Fund could not repurchase securities of the listed company within six months of such sale. Finally, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question.
◦Custody Risk. Less developed markets such as China are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets, and in general, the less developed a country’s securities market is, the greater the likelihood of custody and settlement problems.
Applicable PRC regulations require the Adviser (as RQFII) to select a custodian in the PRC (“PRC Custodian”). The PRC Custodian maintains the Fund’s investments in A-Shares in the PRC to ensure compliance with the rules and regulations of the CSRC, the SAFE and the People’s Bank of China. A-Shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Adviser, in its capacity as an RQFII, may be received by the CSDCC as credited to a securities trading account maintained by the PRC Custodian in the joint names of the Fund and the Adviser. All non-A-Share securities may also be credited to a securities trading account maintained in the joint names of a Fund and the Adviser. The PRC Custodian fees are paid by a Fund. The Adviser may not use the account for any purpose other than maintaining a Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of the Fund. Because the Adviser’s A-Share quota is in the name of the Adviser and the Fund, there is also a risk that regulatory actions taken against the Adviser may affect the Fund.
Investors should note that cash deposited in the Fund’s cash account with the PRC Custodian is not segregated from the proprietary assets of the PRC Custodian or the assets of the PRC Custodian’s other clients. To the extent the Fund’s assets are commingled, they will be vulnerable in the event of a bankruptcy or liquidation of the PRC Custodian. In such case, the Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor of the PRC Custodian. The Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
◦Use of Brokers. CSRC and SAFE regulations specify that all securities traded by the Sub-Adivser, as a licensed RQFII, on behalf of the Fund must be executed through one of the two PRC exchanges — the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The Sub-Adviser may select the same broker for both exchanges. While the Sub-Adviser has additional flexibility to select brokers when using the Shanghai-Hong Kong Stock Connect program, the Sub-Adviser may nevertheless have less flexibility to choose among brokers on behalf of the Fund than is typically the case for U.S. investment managers. This may cause the Fund to incur higher brokerage expenses and achieve less favorable execution, which could have a negative impact on Fund returns. In addition, in the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the Fund may encounter delays in recovering its assets, or may not be able to recover its assets, which could cause the Fund to lose money. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of a PRC broker, which may result in, among other things, losses to the Fund and higher tracking error. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of a PRC broker. However, the Sub-Adviser, in its selection of PRC brokers, will consider such factors as the competitiveness of PRC brokers’ commission rates, size of the relevant orders, and execution standards.
◦Loss of Favorable U.S. Tax Treatment Risk. The Fund intends to distribute annually all or substantially all of their investment company taxable income and net capital gain, if any. However, if, among other things, the Fund uses an RQFII license and does not receive the required regulatory approval to repatriate funds associated with direct investment in A-Shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to Regulated Investment Companies (“RICs”) under the Internal Revenue Code of 1986, as amended. If the Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a regular corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 21% U.S. federal tax rate), and when such income is distributed, to a further tax at the stockholder level, to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. Also, Fund shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations), and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain, despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund, as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
◦Currency Exchange Risks. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade- and service-related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC will continue its existing foreign exchange policy and whether the PRC will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions continue to be subject to significant foreign exchange controls and require the approval of the SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to either predict or give any assurance of any future stability of the RMB to the U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect the Fund’s performance. Furthermore, because dividends are declared in U.S. dollars and the securities held by the Fund are generally denominated in RMB, fluctuations in exchange rates may have a negative impact on the level of dividends paid by the Fund.
Although the Fund uses various strategies to attempt to minimize the impact of changes in the value of RMB against the U.S. dollar, these strategies may not be successful. In order to minimize transaction costs, or for other reasons, the Fund’s exposure to RMB may not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money.
Risk of Investing in Issuers listed on the ChiNext Board
◦Intrinsic Value Risk. Currently, stocks listed on ChiNext are generally considered overvalued. The ChiNext market has a price-earnings ratio of 28.95 (compared to the price-earnings ratio of 12.22 in the main board of the Shenzhen Stock Exchange (“SZSE”) and 20.52 in the SME board of SZSE) as of December 28, 2018. Such high valuation may not be sustainable.
◦Risk Relating to the Differences in Regulations. The rules and regulations in relation to the issuance and listing of the securities in the ChiNext market are less stringent in terms of profitability and share capital than those in the main board market and SME Board market of SZSE. For example, a company seeking listing on the main board or the SME Board market of SZSE must have been profitable in the last three consecutive years with net profits no less than RMB 30 million in aggregate whereas for a company seeking listing on the ChiNext market, it is only required to be profitable in the most recent two consecutive years, with accumulated profits no less than RMB 10 million; or the issuer must have been profitable in the most recent year with revenues of no less than RMB 50 million. Companies listed on the ChiNext market thus have a shorter track record of profitability than companies listed on the main board and SME Board of SZSE. At present, major index compilers such as MSCI, FTSE and HSI exclude ChiNext stocks from their index universe of A-Share indices. Given the emerging nature of companies listed on the ChiNext market, there is a risk that the securities traded on the ChiNext market may be susceptible to increased market volatility compared to securities traded on the main board market and SME Board market of SZSE.
◦Delisting Risk of ChiNext-Listed Issuers. On April 20, 2012, the SZSE introduced new delisting rules governing ChiNext-listed companies which went into effect on May 1, 2012. Under the new rules, companies will be delisted from the ChiNext market if (i) their stock trades below their original offering price for 20 consecutive days, (ii) if they receive three warnings from the SZSE within the most recent three years, or (iii) if, after correcting any material errors or false representations, the adjusted net asset value is negative for the most recent two years. On October 19, 2014, the SZSE further updated the delisting rules governing ChiNext-listed companies which went into effect on November 16, 2014. Under the updated rules, a company will be delisted from the ChiNext market (i) if it is found guilty by the court within 12 months after it is subject to administrative penalty by CSRC due to issuing securities by deception, or after it is handed over to the public security bureau for investigation due to the suspicion of committing the crime of issuing securities by deception, or (ii) if it is found guilty by the court with 12 months after it is subject to administrative penalty by CSRC due to violation of major information disclosure regulations, or fter it is handed over to the public security bureau for investigation due to the suspicion of committing the crime of violating major information disclosure regulations. For reasons discussed herein, the companies listed on the ChiNext market are generally less resistant to market risks and may experience more fluctuations in their performance. Hence, in more extreme circumstances, they are more susceptible to falling within one of the above scenarios for delisting and consequently being delisted by the SZSE.
◦Operational Risk. Listed companies in the ChiNext market are usually in their early stages of development with limited operating scale and operating histories, less mature business models and weaker risk management capacity, and their businesses are usually subject to higher uncertainty and more fluctuations in their performance. Therefore, their stability and resistance to market risks may be lower. Such instability and uncertainty may have an adverse effect on the Fund’s investment in such issuers.
◦Risk Associated with the Fluctuation in Stock Prices. ChiNext-listed issuers are vulnerable to increased market volatility, which may adversely affect their performance. In extreme circumstances where the trading price of the stock has hit the trading band limit, trading of the stock will be suspended. A suspension will render it impossible for the Fund to liquidate positions and will therefore expose the Fund to significant losses. Further, when the suspension is subsequently lifted, it may not be possible for the Fund to liquidate positions at a favourable price. Conventional valuation methods may not be entirely applicable to companies listed on the ChiNext market due to the risky nature of the industries in which these companies operate. There are fewer circulating shares on the ChiNext market, hence stock prices may be more easily manipulated and experience higher fluctuations upon market speculation.
◦Risk Associated with the Technical Failures. The companies listed on the ChiNext market generally are engaged in activities in the scientific development, innovation and media industries. As a result, ChiNext-listed issuers are subject to the risks of operating in rapidly developing industries, and may be adversely affected by failures in the scientific development process in which they are engaged and/or a major adverse event affecting the industries or their development. Such events also may adversely affect the Fund’s investment in such issuers and may result in losses to the Fund.
Sector Risk
To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Communications Services Sector Risk. The Fund is generally expected to invest significantly in companies in the communications services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of the such companies. Companies in the communications services sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Consumer Staples Sector Risk. The Fund may invest in companies in the consumer staples sector, and therefore the performance of the Fund could be negatively impacted affected by the events affecting this sector. The permissibility of using various food additives and production methods, fads, marketing campaigns and other factors affecting consumer demand is tied closely to the performance of companies in this sector. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

◦Energy Sector Risk. The Fund may invest in companies in the energy sector, and therefore the performance of the fund could be negatively impacted by events affecting this sector. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.
The energy sector is comprised of energy, energy industrial, energy infrastructure and energy logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Master Limited Partnerships (MLPs) and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
◦Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.
Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps, or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.
The financial sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.
◦Health Care Sector Risk. The Fund may invest in companies in the health care sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
◦Industrials Sector Risk. The Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
◦Materials Sector Risk. The Fund may invest in companies in the materials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. This sector may also be affected by economic cycles, interest rates, resource availability, technical progress, labor relations, and government regulations.
◦Real Estate Sector Risk. The real estate sector is subject to liquidity risk, market risk and interest rate risk which are just some of the factors that can influence the gain or loss that is passed on to the investor. Liquidity and market risk will tend to have a greater effect on funds that are more growth-oriented, as the sale of appreciated properties depends upon market demand. Conversely, interest rate risk impacts the amount of dividend income that is paid by income-oriented funds.

◦Utilities Sector Risk. Utility stock prices tend not to fluctuate, which reduces the potential for capital gain. Utility stocks are not insured by the Federal Deposit Insurance Corporation or protected by the government in any way. A foreseeable risk to investing in utilities is the rising market of renewable energy. The downside of the rising energy market is that it may threaten the futures of traditional utility companies.
Sector Rotation Risk
Because the Index generally only changes its exposure to certain sectors semi-annually, the Index, and consequently the Funds, may be significantly exposed for short or long periods of time to sectors that underperform the broader equity market and may have no exposure to the strongest performing sectors of the market. Additionally, because each Index only includes securities from certain economic sectors, each Fund may underperform or be more volatile than a fund investing in more or even all sectors of the economy.
Small-Capitalization Investing Risk
The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
Style Risk
The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Tax Risk
To qualify for the favorable tax treatment generally available to regulated investment companies, a Fund must satisfy certain diversification requirements. In particular, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of such Fund’s assets would be invested in (a) issuers in which such Fund has, in each case, invested more than 5% of its assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for a Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. A Fund’s efforts to satisfy the diversification requirements may affect such Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and a Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If a Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If a Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by such Fund in computing its taxable income.
Tracking Risk
The Fund seeks to track the performance of its underlying index. Under normal market conditions, the Adviser expects that the performance of the Fund over time, before expenses, will track the performance of its underlying index within a 0.95 correlation coefficient. The Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent the Fund from achieving its investment objective. Additionally, a Fund’s return may not track the return of the Index if the Fund is not able to replicate the holdings of the Index due to the diversification requirements described above under “Tax Risk,” which apply to the Fund but not the Index.

Trend Lag Risk
At least six consecutive trading days will elapse after the applicable underlying equity index (the “Equity Component”) first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before the Fund’s Index will switch from tracking the Equity Component to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the Equity Component). As a result, if the Equity Component is in an overall positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the Equity Component for up to six consecutive trading days (or conversely, if the Equity Component is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the Equity Component for up to six consecutive trading days). Accordingly, the methodology employed by the Index does not eliminate exposure to downward trends and/or volatility in the Equity Component and does not provide immediate exposure to upward trends and/or volatility in the Equity Component.
With respect to the PTBD, at least six consecutive trading days will elapse after the Risk Ratio first drops below its historical 100-day simple moving average (or conversely, first moves above such average) before the Index will switch from tracking the S&P U.S. High Yield Corporate Bond Index to the S&P U.S. Treasury Bond 7-10 Year Index (or conversely, from the S&P U.S. Treasury Bond 7-10 Year Index to the S&P U.S. High Yield Corporate Bond Index). As a result, if the S&P U.S. High Yield Corporate Bond Index is in an overall positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the S&P U.S. High Yield Corporate Bond Index for up to six consecutive trading days (or conversely, if the S&P U.S. High Yield Corporate Bond Index is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the S&P U.S. High Yield Corporate Bond Index for up to six consecutive trading days). Accordingly, the methodology employed by the Index does not eliminate exposure to downward trends and/or volatility in the S&P U.S. High Yield Corporate Bond Index and does not provide immediate exposure to upward trends and/or volatility in the S&P U.S. High Yield Corporate Bond Index.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGY INFORMATION
Each Fund, except for the AFTY, will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the applicable Index in the same approximate proportion as in such Index, but may, when the Adviser believes it is in the best interests of such Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the applicable Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the applicable Index as a whole (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
Each Fund may invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser (or the Fund’s sub-adviser, as applicable) believes will help the Fund track the applicable Index.
ADDITIONAL NON-PRINCIPAL RISK INFORMATION
Absence of a Prior Active Market. Although the Funds’ Shares are approved for listing on the a national securities exchange, there can be no assurance that an active trading market will develop and be maintained for Fund Shares. There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case such Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Funds have exposure. A decrease in imports or exports, changes in trade regulations, and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, a Fund may lose money. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund.
Tracking Risk. When the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the applicable Index as when the Fund purchases all of the securities in such Index in the proportions in which they are represented in the Index.
PORTFOLIO HOLDINGS INFORMATION
Information about each Fund’s daily portfolio holdings is available at www.PacerETFs.com. A summarized description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in each Fund’s Statement of Additional Information (“SAI”).
MANAGEMENT
The Funds are series of Pacer Funds Trust (the “Trust”), a Delaware statutory trust, which is overseen by a board of trustees.
Investment Adviser
The Adviser has overall responsibility for the general management and administration of the Trust and each of its separate investment portfolios. The Adviser is a registered investment adviser with offices located at 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. The Adviser has managed ETFs since 2015. The Adviser also arranges for transfer agency, custody, fund administration, securities lending and all other related services necessary for each Fund to operate. For its services, the Adviser receives a fee from each Fund, calculated daily and paid monthly, based on a percentage of each Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee
Pacer Trendpilot US Large Cap ETF	0.60%
Pacer Trendpilot US Mid Cap ETF	0.60%
Pacer Trendpilot 100 ETF	0.65%
Pacer Trendpilot European Index ETF	0.65%
Pacer Trendpilot US Bond ETF	0.60%
Pacer Trendpilot International ETF	0.65%
Pacer Trendpilot Fund of Funds ETF	0.15%
Pacer US Cash Cows 100 ETF	0.49%
Pacer US Small Cap Cash Cows 100 ETF	0.59%
Pacer US Cash Cows Growth ETF	0.60%
Pacer Global Cash Cows Dividend ETF	0.60%
Pacer Emerging Markets Cash Cows 100 ETF	0.70%
Pacer Developed Markets International Cash Cows 100 ETF	0.65%
Pacer Cash Cows Fund of Funds ETF	0.15%
Pacer US Export Leaders ETF	0.60%
Pacer International Export Leaders ETF	0.60%
Pacer CSOP FTSE China A50 ETF	0.70%
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	0.60%
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	0.60%
Pacer Benchmark Healthcare Real Estate SCTR ETF	0.60%
Pacer Benchmark Industrial Real Estate SCTR ETF	0.60%
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	0.60%
Pacer Military Times Best Employers ETF	0.60%
Pacer Autopilot Hedged European Index ETF	0.65%
Pacer WealthShield ETF	0.60%
Pacer CFRA-Stovall Global Seasonal Rotation ETF	0.60%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	0.60%
Under the Investment Advisory Agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of each Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
With respect to AFTY and PTBD, the Adviser also arranges for sub-advisory services and provides oversight of each sub-adviser, monitoring of the sub-adviser’s buying and selling of securities for the Fund, and review of the sub-adviser’s performance. The Adviser compensates each sub-adviser from the management fee it receives.
The basis for the Board of Trustees’ approval of the continuation Investment Advisory Agreement for each Fund that had not commenced operations as of April 30, 2020 (collectively, the “Future Funds”) will be available in such Funds’ first Annual or Semi-Annual Report to Shareholders. The basis for the Board of Trustees’ approval of the Investment Advisory Agreement for each of BUL, PTIN, TRND, ECOW, HERD, and PTBD (the “Semi-Annual Report Funds”) is available in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended October 31, 2019. The basis for the Board of Trustees’ approval of the Investment Advisory Agreement for each Fund other than the Future Funds and the Semi-Annual Report Funds is available in such Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2020.

Sub-Advisers
CSOP Asset Management Limited
The Adviser has retained CSOP Asset Management to serve as sub-adviser for the AFTY. CSOP Asset Management is responsible for the day-to-day management of the Fund. Its principal place of business is located at Suite 2802, Two Exchange Square, 8 Connaught Place, Central, Hong Kong. CSOP Asset Management was established in January 2008 as a subsidiary of China Southern Asset Management Co. Limited. CSOP Asset Management is the first Hong Kong subsidiary set up by mainland Chinese fund houses to carry out asset management and securities advisory activities in Hong Kong. It is dedicated to serving investors as a gateway for investment between China and the rest of the world, and provides discretionary management services and advisory services to both institutional investors and investment funds, including other ETFs.
CSOP Asset Management is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board.
For its services, the Adviser pays CSOP Asset Management the following percentages of net revenues as a sub-advisory fee: 20% on assets up to $400 million; 35% on assets between $400 million and $700 million; and 50% on assets of more than $700 million. Net revenues are determined by deducting from the Adviser’s fee: (a) all included expenses which includes substantially all expenses, subject to the excluded expenses described above, as defined in the applicable transaction agreement, and (b) an additional 0.15%.
The basis for the Board of Trustees’ approval of the investment sub-advisory agreement with CSOP Asset Management for AFTY is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2020.
Vident Investment Advisory, LLC
The Adviser has retained VIA to serve as sub-adviser for the PTBD. VIA is responsible for the day-to-day management of the Fund. VIA, a registered investment adviser, is a wholly-owned subsidiary of Vident Financial, LLC. Its principal office is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA  30009. VIA was formed in 2014 and provides investment advisory services to ETFs, including the Fund. VIA is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services, VIA is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, and subject to a minimum annual fee as follows:

Sub-Advisory Fee	Minimum Annual Fee
0.06% on the first $250 million in net assets;	$40,000
0.05% on the next $250 million in net assets; and
0.04% on net assets in excess of $500 million
The basis for the Board of Trustees’ approval of the investment sub-advisory agreement with VIA for PTBD is available in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended October 31, 2019.
Portfolio Managers
With respect to each Fund other than AFTY and PTBD, the Funds’ portfolio management team consists of Bruce Kavanaugh and Michael Mack, who are jointly and primarily responsible for the day-to-day management of such Funds’ portfolios. The portfolio management team for AFTY consists of Yi Wang and Fred Zhang, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The portfolio management team for PTBD consists of Jim Iredale and Austin Wen, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Pacer Advisors, Inc.
Mr. Kavanaugh has been Vice President of the Adviser since it began operations in 2004. He has been a portfolio manager with the Adviser since 2013. Mr. Kavanaugh has more than 25 years of experience in financial services.
Mr. Mack has been an Investment Analyst for the Adviser since joining it in 2012. Prior to his position with the Adviser, Mr. Mack was an Associate with Cameron Capital Management from 2011 to 2012. He also served as an Analyst/Trader for Simitec Inc., a business and technology consulting firm, from 2005 to 2009.
CSOP Asset Management
Mr. Wang, Senior Executive Director, Head of Quantitative Investment, joined CSOP Asset Management in 2016. Mr. Wang previously worked at Redington, Ltd. as an Analyst to the Senior Vice President of the Anti-Money Laundering and Investment Strategy team. Mr. Wang holds a Bachelor’s Degree in Mathematics from University College London and a Master’s Degree in Actuarial Science from Cass Business School.
Mr. Zhang, Senior Portfolio Manager, joined CSOP Asset Management in 2013. Mr. Zhang has over 12 years of financial industry experience in both China and Hong Kong. Mr. Zhang has managed, traded and researched passive funds and quantitative funds since 2004. He has extensive experience in equity, fixed income and derivatives markets. Mr. Zhang holds a Bachelor’s Degree in Mathematics from Fudan University.
Vident Investment Advisory, LLC
Jim Iredale, CFA® became a Senior Portfolio Manager – Fixed Income at Vident in 2015 and has over 15 years of experience managing fixed income products. Prior to joining Vident, Mr. Iredale was a Manager – Fixed Income with Ronald Blue & Co., one of the largest independent wealth management firms in the U.S., where he started in 1999. Mr. Iredale graduated with a BBA from the University of Georgia, Terry College of Business and obtained his JD from the University of Georgia School of Law. He holds the Chartered Financial Analyst designation.
Austin Wen, CFA, has been a Portfolio Manager of VIA since 2016 and has seven years of investment management experience. His focus at VIA is on portfolio management and trading, risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial beginning in 2014, working on the development and review of investment solutions. He began his career in 2011 as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.
The SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares of each Fund for which they are a portfolio manager.
ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES
Most investors will buy and sell shares of the Funds through brokers. Shares of each Fund trade on the applicable exchange as listed on the cover of this Prospectus (each, the applicable “Exchange”) and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling Shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of each Fund trade under the trading symbol listed on the cover of this Prospectus. Only authorized participants (“Authorized Participants” or “APs”) who have entered into agreements with the Funds’ distributor may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to each Fund, at NAV in Creation Units. Once created, Shares trade in the secondary market in amounts less than a Creation Unit.
Share Trading Prices
Transactions in each Fund’s Shares will be priced at NAV only if you purchase Shares directly from each Fund in Creation Units. As with other types of securities, the trading prices of Shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your Shares in the secondary market may be more or less than the NAV of such Shares.
The approximate value of shares of each Fund is disseminated every 15 seconds throughout the trading day by the Exchange or by other information providers. This approximate value should not be viewed as a real-time update of each

Fund’s NAV, because (i) the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day; (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the approximate value; (iii) unlike the calculation of NAV, the approximate value does not take into account Fund expenses, fees, and transaction costs; and (iv) the approximate value is based on the published basket of portfolio securities and/or a designated amount of U.S. cash and not on the Fund’s actual holdings. The approximate value is not related to the price at which a Fund’s Shares are trading on the Exchange and is different from the Fund’s NAV. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the approximate value and the market price of a Fund’s Shares. The Funds, the Adviser, the Administrator and their affiliates are not involved in, or responsible for, the calculation or dissemination of the approximate value, and the Funds, the Adviser, the Administrator and their affiliates do not make any warranty as to the accuracy of the approximate value.
Determination of Net Asset Value
The NAV of each Fund’s Shares is calculated each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). If the NYSE closes before 4:00 p.m. Eastern Time, as it occasionally does, the NAV Calculation Time will be the time the NYSE closes. In addition, any U.S. fixed-income assets may be valued as of the announced closing time of trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. Each Fund’s NAV per share is calculated by dividing the Fund’s net assets by the number of Fund Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Adviser or sub-adviser, as applicable, will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. The Adviser or sub-adviser, as applicable, makes fair value determinations in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or sub-adviser, as applicable, will be able to obtain the fair value assigned to the security upon the sale of such security.
Dividends and Distributions
Each of GCOW, COWZ, CALF, ICOW, ECOW, BUL, HERD, PWS, PEXL, VETS, SZNE, SZNG, RXRE, HOTL, PAD, INDS, SRVR, and PTBD expects to pay out dividends, if any, on a quarterly basis. Each other Fund expects to pay out dividends, if any, on an annual basis. Nonetheless, each Fund may make more frequent dividend payments. Each Fund expects to distribute its net realized capital gains to investors annually. Each Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry
Shares of each Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund.
Investors owning shares of each Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of each Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of each Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for each Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Frequent Purchases and Redemptions of Fund Shares
Each Fund imposes no restrictions on the frequency of purchases and redemptions of Fund Shares. In determining not to impose such restrictions, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep Fund share trading prices in line with NAV. As such, each Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, each Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effective trades. In addition, each Fund and the Adviser reserves the right to reject any purchase order at any time.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the applicable Fund(s). The relief from Section 12(d)(1), however, may not be available for investments in a Fund if the Fund invests significantly in other ETFs. Consequently, such relief is not expected to be available for TRND and HERD.
ADDITIONAL TAX INFORMATION
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in each Fund. Your investment in each Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund Shares, including the possible application of foreign, state, and local tax laws.
Each Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as a Fund qualifies for treatment as a RIC and meets certain minimum distribution requirements, then it generally is not subject to federal income tax at the fund level on income and investment gains that are timely distributed to shareholders. However, each Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund Shares is made through a tax advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
☐ A Fund makes distributions;
☐ You sell Fund Shares; and
☐ You purchase or redeem Creation Units (institutional investors only).
Taxes on Distributions
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or “qualified dividend income.” Taxes on distributions of capital gains (if any) depend on how long a Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) are taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates and currently set at a maximum rate of 20%. Distributions of short-term capital gain are generally taxable as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at long term capital gain rates for non-corporate shareholders.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale or exchange of Fund Shares).
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Fund Shares’ NAV when you purchased your Fund Shares).
A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Nonresident aliens, foreign corporations and other foreign shareholders in a Fund will generally be exempt from U.S. federal income tax on Capital Gain Dividends. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business for the foreign shareholder in the United States or if the foreign shareholder is present in the United States for 183 days or more in a year and certain other conditions are met.
Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year.
A Fund (or a financial intermediary, such as a broker, through which shareholders own Fund Shares) generally is required to withhold and to remit to the US Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund Shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their Shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.
To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Taxes When Fund Shares Are Sold
Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited depending on your circumstances.
A foreign shareholder will generally not be subject to U.S. tax on gains realized on sales or exchange of Fund Shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the shareholder is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign shareholders should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
Creation and Redemption Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an AP that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
A Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Foreign Investments by the Funds
Interest and other income received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective Shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or your broker) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
State and Local Taxes
Shareholders may also be subject to state and local taxes on income and gain attributable to your ownership of Fund Shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.
DISTRIBUTION
The Distributor, Pacer Financial, Inc., is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for each Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of each Fund or the securities that are purchased or sold by each Fund. The Distributor’s principal address is 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355. The Distributor is an affiliate of the Adviser.
For all Funds except AFTY, the Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
When available, information regarding how often Shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund can be found on the Funds’ website at www.PacerETFs.com.
ADDITIONAL NOTICES
The Funds are not sponsored, endorsed, sold or promoted by FTSE Russell, or any of their respective affiliates or their third party licensors. Neither FTSE Russell nor their third party licensors make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Russell 1000 Index to track general stock market performance. FTSE Russell and their third party licensor’s only relationship to IDG is the licensing of certain trademarks, service marks and trade names of FTSE Russell and/or their third party licensors and for the providing of calculation and maintenance services related to the Index. Neither FTSE Russell nor their third party licensors are responsible for and have not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. FTSE Russell has no obligation or liability in connection with the administration, marketing or trading of the Funds. FTSE Russell and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by FTSE Russell or its subsidiaries to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice.
FTSE Group (“FTSE”) is located at 12th Floor, 10 Upper Bank Street, Canary Wharf, London E14 5NP. FTSE publishes the Index for the AFTY, as described in the Prospectus. FTSE or its affiliates are the proprietors and absolute owners of such Index and the designation “FTSE®.” FTSE has granted to the Adviser (by way of a license, subject to the terms of an index license agreement between them), among other things, the non-transferable and non-exclusive right to use such Index in respect of AFTY and to sponsor, issue, establish, market, list, and distribute AFTY.
NEITHER FTSE RUSSELL NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE RUSSELL 1000 OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.

FTSE RUSSELL AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. FTSE RUSSELL ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THEIR MARKS, THE RUSSELL 1000 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL FTSE RUSSELL INDICES ENTITIES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.
Shares of each Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Indexes or the ability of the Indexes identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Indexes, nor in the determination of the timing of, prices of, or quantities of the shares of each Fund to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the shares of each Fund in connection with the administration, marketing, or trading of the shares of each Fund.
The Exchange does not guarantee the accuracy and/or the completeness of the Indexes or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of each Fund, owners of the Shares, or any other person or entity from the use of the Index or the data included therein. The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indexes or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser, each sub-adviser, and each Fund make no representation or warranty, express or implied, to the owners of Shares of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly. The Adviser and CSOP Asset Management have no obligation to take the needs of each Fund or the owners of Shares of each Fund into consideration in determining, composing, or calculating each Index.
The Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Pacer NASDAQ-100 Trendpilot Index or NASDAQ-100® Index to track general market performance. The Corporations’ only relationship to Pacer Advisers, Inc. (“Company”) is in the licensing of the NASDAQ-100® Index registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100® Index and Pacer NASDAQ-100 Trendpilot Index which are determined, composed and calculated by NASDAQ OMX without regard to Company or the Funds. NASDAQ OMX has no obligation to take the needs of the Company or the owners of the Funds into consideration in determining, composing or calculating the NASDAQ-100® Index and Pacer NASDAQ-100 Trendpilot Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® INDEX AND PACER NASDAQ-100 TRENDPILOT INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY COMPANY, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX AND PACER NASDAQ-100 TRENDPILOT INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX AND PACER

NASDAQ-100 TRENDPILOT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Pacer Trendpilot US Large Cap Index, Pacer Trendpilot US Mid Cap Index, Pacer US Small Cap Cash Cows Index, and Pacer US Cash Cows Growth Index (each, an “Index” and collectively, the “Indexes”) are the property of IDG, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain each Index. The Indexes are not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indexes. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by IDG. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.
PTLC, PTMC, CALF, PWS, PTIN, and BUL (for this section only, the “Funds”), each based on an Index, are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, or any of their respective affiliates or their third party licensors. Neither S&P Dow Jones Indices nor their third party licensors make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indexes to track general market performance. S&P Dow Jones Indices and their third party licensor’s only relationship to IDG is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices and/or their third party licensors and for the providing of calculation and maintenance services related to the Index. Neither S&P Dow Jones Indices nor their third party licensors are responsible for and have not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by S&P Dow Jones Indices or its subsidiaries to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THEIR MARKS, THE S&P OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.
IDG and its affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to each Index. IDG makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in any Fund particularly, or the ability of the Index to track general market performance. IDG’s only relationship to the Funds is in the licensing to the Adviser of certain indexes, related trademarks, and certain trade names of IDG and the use of each Index for which it is the Index Provider. Each such Index is determined, composed, and calculated independently by a third party on behalf of IDG without regard to the Adviser or the Funds. IDG has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing, or calculating the Index. IDG is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. IDG has no liability in connection with the administration, marketing, or trading of the Fund.
IDG DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF ANY INDEX OR ANY DATA INCLUDED THEREIN. IDG MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY INDEX. IDG MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
VETS Indexes, LLC and its affiliates (“VETS Indexes”) have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to VETS. VETS Indexes makes no representation or warranty, express or implied, to the owners of VETS or any member of the public regarding the advisability of investing in securities generally or in VETS particularly, or the ability of the Index to track general market performance. VETS Indexes’ only relationship to the Adviser is in the licensing of the Index, related trademarks, and certain trade names of VETS Indexes and the use of the Index which is determined, composed, and calculated independently by a third party on behalf of the VETS Indexes without regard to the Adviser or VETS. VETS Indexes has no obligation to take the needs of the Adviser or the owners of VETS into consideration in determining, composing, or calculating the Index. VETS Indexes is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VETS to be issued or in the determination or calculation of the equation by which Shares of VETS are to be converted into cash. VETS Indexes has no liability in connection with the administration, marketing, or trading of VETS.
VETS INDEXES DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEX OR ANY DATA INCLUDED THEREIN. VETS INDEXES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PACER MILITARY TIMES BEST EMPLOYERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX. VETS INDEXES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VETS INDEXES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Benchmark Investments, LLC and its affiliates (collectively, “Benchmark”) have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Benchmark ETFs. Benchmark makes no representation or warranty, express or implied, to the owners of the Benchmark ETFs or any member of the public regarding the advisability of investing in securities generally or in the Benchmark ETFs particularly, or the ability of any Index to track general market performance. Benchmark’s only relationship to the Adviser is in the licensing of each Index, related trademarks, and certain trade names of Benchmark and the use of each Index which is determined, composed, and calculated independently by a third party on behalf of Benchmark without regard to the Adviser or the Benchmark ETFs. Benchmark has no obligation to take the needs of the Adviser or the owners of the Benchmark ETFs into consideration in determining, composing, or calculating any Index. Benchmark is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which shares of the Benchmark ETFs are to be converted into cash. Benchmark has no liability in connection with the administration, marketing, or trading of the Benchmark ETFs.
BENCHMARK DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF ANY INDEX OR ANY DATA INCLUDED THEREIN. BENCHMARK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE BENCHMARK ETFS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY INDEX. BENCHMARK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ANY

INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BENCHMARK HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
SZNG and SZNE (together, the “CFRA Funds”) are not sponsored, endorsed, sold or promoted by the Exchange, SPDJI, or any of their respective affiliates or their third party licensors. None of the Exchange, SPDJI or their third party licensors make any representation or warranty, express or implied, to the owners of the CFRA Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general stock market performance. SPDJI and their third party licensor’s only relationship to the Adviser is the licensing of certain trademarks, service marks, and trade names of SPDJI and/or their third party licensors and for the providing of calculation and maintenance services related to the Index. None of the Exchange, SPDJI, or their third party licensors are responsible for or have participated in the determination of the prices and amount of the CFRA Funds or the timing of the issuance or sale of the CFRA Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. Neither the Exchange nor SPDJI has any obligation or liability in connection with the administration, marketing, or trading of the CFRA Funds. SPDJI and its subsidiaries are not investment advisers. Inclusion of a security or futures contract within an index is not a recommendation by SPDJI or its subsidiaries to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice.
NONE OF THE EXCHANGE, SPDJI OR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, OR COMPLETENESS OF THE S&P INDICES OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. NONE OF THE EXCHANGE, SPDJI OR THEIR THIRD PARTY LICENSORS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE EXCHANGE AND SPDJI ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THEIR MARKS, THE S&P INDICES, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE EXCHANGE, SPDJI ENTITIES, OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.
HERD is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Pacer Cash Cows Fund of Funds Index (for this paragraph only, the “Index”) and/or Index trade mark or the Index price at any time or in any other respect. The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of HERD. Neither publication of the Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with HERD constitutes a recommendation by Solactive AG to invest capital in said Fund, nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of each Fund’s operations. AFTY is the accounting successor to the Predecessor CSOP Fund as a result of the reorganization of the Predecessor CSOP Fund into the Fund on January 22, 2020. The Fund has adopted the Financial Statements of the Predecessor CSOP Fund. Consequently, financial information for periods prior to January 22, 2020 reflects the financial performance for the Predecessor CSOP Fund.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, the Funds’ independent registered public accounting firm (except that the information for AFTY for fiscal years ended prior to January 22, 2020 was audited by the Predecessor CSOP Fund’s independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request. No financial information has been included for Funds that were not in operation as of April 30, 2020.
PACER TRENDPILOT® US LARGE CAP ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016(a)
Net Asset Value, Beginning of Period	$30.56	$28.41	$25.48	$21.88	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.39	0.43	0.37	0.34	0.13
Net Realized and Unrealized Gain (Loss) on Investments(f)	(3.59)	2.01	2.84	3.52	(3.15)
Total from Investment Operations	(3.20)	2.44	3.21	3.86	(3.02)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.37)	(0.29)	(0.28)	(0.26)	(0.10)
Total Distributions	(0.37)	(0.29)	(0.28)	(0.26)	(0.10)
Net Asset Value, End of Period	$26.99	$30.56	$28.41	$25.48	$21.88
Total Return	-10.71%	8.65%	12.56%	17.72%	-12.10%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$2,403,839	$2,163,990	$921,975	$456,180	$365,448

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	1.25%	1.43%	1.32%	1.44%	0.62%	(d)
Portfolio Turnover Rate(e)	5%	162%	12%	7%	317%	(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER TRENDPILOT® US MID CAP ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016(a)
Net Asset Value, Beginning of Period	$30.95	$30.72	$28.00	$23.78	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.28	0.41	0.27	0.27	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments(f)	(2.45)	0.10	2.66	4.13	(1.16)
Total from Investment Operations	(2.17)	0.51	2.93	4.40	(1.20)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.43)	(0.28)	(0.21)	(0.18)	—
Distributions from Return of Capital	—	—	—	—	(0.02)
Total Distributions	(0.43)	(0.28)	(0.21)	(0.18)	(0.02)
Net Asset Value, End of Period	$28.35	$30.95	$30.72	$28.00	$23.78
Total Return	-7.11%	1.66%	10.42%	18.54%	-4.82%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$540,051	$761,305	$497,590	$281,430	$149,808

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	0.96%	1.30%	0.91%	1.02%	-0.17%	(d)
Portfolio Turnover Rate(e)	143%	405%	66%	27%	379%	(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

PACER TRENDPILOT® 100 ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016(a)
Net Asset Value, Beginning of Period	$36.00	$31.16	$26.32	$21.44	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.15	0.26	0.11	0.11	0.04
Net Realized and Unrealized Gain (Loss) on Investments(f)	1.94	4.73	4.83	4.84	(3.55)
Total from Investment Operations	2.09	4.99	4.94	4.95	(3.51)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.18)	(0.15)	(0.10)	(0.07)	(0.05)
Total Distributions	(0.18)	(0.15)	(0.10)	(0.07)	(0.05)
Net Asset Value, End of Period	$37.91	$36.00	$31.16	$26.32	$21.44
Total Return	5.78%	16.04%	18.78%	23.11%	-14.04%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$739,258	$502,173	$211,906	$73,696	$69,689

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%	(d)
Net Investment Income (Loss) to Average Net Assets	0.40%	0.76%	0.38%	0.46%	0.18%	(d)
Portfolio Turnover Rate(e)	61%	107%	3%	125%	295%	(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER TRENDPILOT® EUROPEAN INDEX ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
	April 30, 2020		April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016(a)
Net Asset Value, Beginning of Period	$26.77		$29.66	$27.03	$24.97		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.54		0.74	0.51	0.18		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments(h)	(2.61)		(3.16)	2.31	1.88	(c)	0.01
Total from Investment Operations	(2.07)		(2.42)	2.82	2.06		(0.03)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.94)	(0.47)	(0.47)	(0.19)	—		—
Total Distributions	(0.94)		(0.47)	(0.19)	—		—
Net Asset Value, End of Period	$23.76		$26.77	$29.66	$27.03		$24.97
Total Return	-8.18%		-8.07%	10.43%	8.25%	(e)	-0.13%	(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$91,488		$183,379	$158,703	$31,081		$22,470

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%		0.65%	0.65%	0.65%		0.65%	(f)
Net Investment Income (Loss) to Average Net Assets	2.04%		2.77%	1.69%	0.77%		-0.39%	(f)
Portfolio Turnover Rate(g)	12%		396%	228%	143%		0%	(d)

(a)	Commencement of operations on December 14, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Includes $0.41 gain derived from contribution from a settlement.
(d)	Not annualized.
(e)	Before the contribution from a settlement, the total return for the year would have been 6.60%.
(f)	Annualized.
(g)	Excluded impact of in-kind transactions.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER GLOBAL CASH COWS DIVIDEND ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016(a)
Net Asset Value, Beginning of Period	$31.19	$30.75	$28.60	$27.16	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	1.32	1.21	1.07	0.88	0.23
Net Realized and Unrealized Gain (Loss) on Investments(f)	(6.60)	0.43	2.01	1.26	1.93
Total from Investment Operations	(5.28)	1.64	3.08	2.14	2.16

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.28)	(1.20)	(0.93)	(0.70)	—
Total Distributions	(1.28)	(1.20)	(0.93)	(0.70)	—
Net Asset Value, End of Period	$24.63	$31.19	$30.75	$28.60	$27.16
Total Return	-17.32%	5.56%	10.86%	8.03%	8.64%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$135,480	$210,505	$173,710	$70,059	$5,432

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	4.52%	4.00%	3.50%	3.19%	4.63%	(d)
Portfolio Turnover Rate(e)	91%	74%	76%	44%	0%	(c)

(a)	Commencement of operations on February 22, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER US CASH COWS 100 ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017(a)
Net Asset Value, Beginning of Period	$29.72	$28.98	$26.13	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.77	0.53	0.61	0.13
Net Realized and Unrealized Gain (Loss) on Investments(f)	(4.55)	0.67	2.84	1.09
Total from Investment Operations	(3.78)	1.20	3.45	1.22

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.77)	(0.46)	(0.60)	(0.09)
Total Distributions	(0.77)	(0.46)	(0.60)	(0.09)
Net Asset Value, End of Period	$25.17	$29.72	$28.98	$26.13
Total Return	-12.63%	4.28%	13.35%	4.87%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$190,027	$266,018	$28,981	$11,759

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%	(d)
Net Investment Income (Loss) to Average Net Assets	2.73%	1.82%	2.16%	1.37%	(d)
Portfolio Turnover Rate(e)	85%	122%	101%	36%	(c)

(a)	Commencement of operations on December 16, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER US EXPORT LEADERS ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the
	Year Ended	Period Ended
	April 30, 2020	April 30, 2019(a)
Net Asset Value, Beginning of Year/Period	$25.97	$24.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.16	0.09
Net Realized and Unrealized Gain (Loss) on Investments(f)	(0.82)	0.98
Total from Investment Operations	(0.66)	1.07

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.16)	(0.08)
Total Distributions	(0.16)	(0.08)
Net Asset Value, End of Period	$25.15	$25.97
Total Return	-2.53%	4.33%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,257	$1,298

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	0.61%	0.50%	(d)
Portfolio Turnover Rate(e)	79%	55%	(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER CSOP FTSE CHINA A50 ETF

	For the Period Ended April 30, 2020(a)		For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(b)
Net Asset Value, Beginning of Period	$16.85		$15.30	$16.74	$13.34	$15.09	$17.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(c)	(0.07)		0.31	0.31	0.23	0.13	0.17
Net Realized and Unrealized Gain (Loss) on Investments(g)	0.15		1.48	(0.59)	3.32	0.50	(2.08)
Total from Investment Operations	0.08		1.79	(0.28)	3.55	0.63	(1.91)

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.71)		(0.24)	(1.16)	(0.15)	(2.38)	—
Return of Capital	(0.04)		—	—	—	—	—
Total Distributions	(0.75)		(0.24)	(1.16)	(0.15)	(2.38)	—
Net Asset Value, End of Period	$16.18		$16.85	$15.30	$16.74	$13.34	$15.09
Total Return	0.14%	(d)	12.05%	(2.34)%	26.94%	3.07%	(11.24)%	(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$8,992		$12,740	$9,269	$6,793	$6,082	$6,880

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (Before Advisory Fee Waived)	0.70%	(e)	0.70%	0.70%	0.70%	0.70%	0.99%	(e)
Expenses to Average Net Assets (After Advisory Fee Waived)	0.70%	(e)	0.70%	0.70%	0.70%	0.69%	0.99%	(e)
Net Investment Income (Loss) to Average Net Assets	-0.66%	(e)	1.97%	1.84%	1.57%	0.95%	1.44%	(e)
Portfolio Turnover Rate(f)	193%	(d)	45%	20%	34%	410%	266%	(d)

(a)	For the period October 1, 2019 to April 30, 2020.
(b)	Commencement of operations on March 10, 2015.
(c)	Calculated based on average shares outstanding during the period.
(d)	Not annualized.
(e)	Annualized.
(f)	Excluded impact of in-kind transactions.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

PACER BENCHMARK INDUSTRIAL REAL ESTATE SCTRSM ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the
	Period Ended	Period Ended
	April 30, 2020	April 30, 2019(a)
Net Asset Value, Beginning of Period	$29.42	$24.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.77	0.65
Net Realized and Unrealized Gain (Loss) on Investments(f)	0.52	4.61
Total from Investment Operations	1.29	5.26

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.61)	(0.67)
Long-Term Capital Gain	(0.01)	—
Total Distributions	(0.62)	(0.67)
Net Asset Value, End of Period	$30.09	$29.42
Total Return	4.38%	21.62%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$48,147	$7,356

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	2.40%	2.60%	(d)
Portfolio Turnover Rate(e)	29%	36%	(c)

(a)	Commencement of operations on May 14, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER BENCHMARK DATA & INFRASTRUCTURE REAL ESTATE SCTRSM ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the
	Period Ended	Period Ended
	April 30, 2020	April 30, 2019(a)
Net Asset Value, Beginning of Year/Period	$28.36	$24.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.54	0.39
Net Realized and Unrealized Gain (Loss) on Investments(f)	4.92	3.93
Total from Investment Operations	5.46	4.32

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.49)	(0.44)
Long-Term Capital Gain	—	(0.01)
Return of Capital	(0.06)	(0.18)
Total Distributions	(0.55)	(0.63)
Net Asset Value, End of Period	$33.27	$28.36
Total Return	19.50%	17.89%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$552,214	$22,691

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	1.70%	1.55%	(d)
Portfolio Turnover Rate(e)	28%	27%	(c)

(a)	Commencement of operations on May 15, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER MILITARY TIMES BEST EMPLOYERS ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	April 30, 2020	April 30, 2019	April 30, 2018(a)
Net Asset Value, Beginning of Year/Period	$28.73	$25.33	$24.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.51	0.44	—	(c)
Net realized and Unrealized Gain (Loss) on Investments(g)	(0.98)	3.43	0.44
Total from Investment Operations	(0.47)	3.87	0.44

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.53)	(0.47)	—
Total Distributions	(0.53)	(0.47)	—
Net Asset Value, End of Period	$27.73	$28.73	$25.33
Total Return	-1.59%	15.46%	1.79%	(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$2,773	$2,873	$2,533

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	(e)
Net Investment Income (Loss) to Average Net Assets	1.72%	1.66%	0.25%	(e)
Portfolio Turnover Rate(f)	19%	9%	0%	(d)

(a)	Commencement of operations on April 9, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005.
(d)	Not annualized.
(e)	Annualized.
(f)	Excluded impact of in-kind transactions.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER EMERGING MARKET CASH COWS 100 ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
	For the
	Period Ended
	April 30, 2020(a)
Net Asset Value, Beginning of Period	$24.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	1.05
Net Realized and Unrealized Gain (Loss) on Investments(f)	(4.81)
Total from Investment Operations	(3.76)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income:	(2.08)
Total Distributions	(2.08)
Net Asset Value, End of Period	$19.11
Total Return	-16.76%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$956

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.70%	(d)
Net Investment Income (Loss) to Average Net Assets	4.43%	(d)
Portfolio Turnover Rate(e)	144%	(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER WEALTHSHIELD ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	April 30, 2020		April 30, 2019	April 30, 2018(a)
Net Asset Value, Beginning of Period	$25.02		$25.02	$25.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.33		0.38	0.10
Net Realized and Unrealized Gain (Loss) on Investments(f)	(1.10)		(0.01)	(0.05)
Total from Investment Operations	(0.77)		0.37	0.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.33)		(0.37)	(0.05)
Total Distributions	(0.33)		(0.37)	(0.05)
Net Asset Value, End of Period	$23.92		$25.02	$25.02
Total Return	-3.04%	(c)	1.43%	0.23%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$51,428		$110,078	$62,539

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	(d)	0.60%	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	1.38%	(d)	1.52%	1.04%	(d)
Portfolio Turnover Rate(e)	676%	(c)	542%	131%	(c)

(a)	Commencement of operations on December 11, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER US SMALL CAP CASH COWS 100 ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	April 30, 2020		April 30, 2019	April 30, 2018(a)
Net Asset Value, Beginning of Period	$25.88		$26.17	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.27		0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments(f)	(5.12)		(0.29)	1.38
Total from Investment Operations	(4.85)		0.03	1.66

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.27)		(0.32)	(0.27)
Total Distributions	(0.27)		(0.32)	(0.27)
Net Asset Value, End of Period	$20.76		$25.88	$26.17
Total Return	-18.72%	(c)	0.20%	6.69%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$14,534		$50,474	$5,233

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.59%	(d)	0.59%	0.59%	(d)
Net Investment Income (Loss) to Average Net Assets	1.11%	(d)	1.21%	1.25%	(d)
Portfolio Turnover Rate(e)	128%	(c)	123%	97%	(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER DEVELOPED MARKETS INTERNATIONAL CASH COWS 100 ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	April 30, 2020	April 30, 2019	April 30, 2018(a)
Net Asset Value, Beginning of Year/Period	$27.08	$28.91	$25.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.74	0.85	0.60
Net Realized and Unrealized Gain (Loss) on Investments(f)	(6.05)	(2.01)	3.53
Total from Investment Operations	(5.31)	(1.16)	4.13

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.78)	(0.67)	(0.31)
Total Distributions	(0.78)	(0.67)	(0.31)
Net Asset Value, End of Period	$20.99	$27.08	$28.91
Total Return	-20.04%	-3.92%	16.48%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$20,991	$33,844	$20,235

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	(d)
Net Investment Income (Loss) to Average Net Assets	2.96%	3.18%	2.42%	(d)
Portfolio Turnover Rate(e)	149%	80%	25%	(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER TRENDPILOT® US BOND ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
	For the
	Period Ended
	April 30, 2020	(a)
Net Asset Value, Beginning of Period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments(f)	0.72
Total from Investment Operations	1.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income:	(0.28)
Total Distributions	(0.28)
Net Asset Value, End of Period	$25.77
Total Return	4.24%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$144,327

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	2.47%	(d)
Portfolio Turnover Rate(e)	131%	(c)

(a)	Commencement of operations on October 22, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER TRENDPILOT® INTERNATIONAL ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
	For the
	Period Ended
	April 30, 2020	(a)
Net Asset Value, Beginning of Period	$24.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.32
Net Realized and Unrealized Gain (Loss) on Investments(f)	(1.55)
Total from Investment Operations	(1.23)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income:	(0.26)
Total Distributions	(0.26)
Net Asset Value, End of Period	$23.42
Total Return	-5.08%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$151,038

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	(d)
Net Investment Income (Loss) to Average Net Assets	1.26%	(d)
Portfolio Turnover Rate(e)	39%	(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER TRENDPILOT® FUND OF FUNDS ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
	For the
	Period Ended
	April 30, 2020	(a)
Net Asset Value, Beginning of Period	$25.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)(c)	0.26
Net Realized and Unrealized Gain (Loss) on Investments(h)	(1.59)
Total from Investment Operations	(1.33)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income:	(0.25)
Total Distributions	(0.25)
Net Asset Value, End of Period	$23.81
Total Return	-5.37%	(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$27,378

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets(f)	0.15%	(e)
Net Investment Income (Loss) to Average Net Assets(f)	1.03%	(e)
Portfolio Turnover Rate(g)	6%	(d)

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.
(d)	Not annualized.
(e)	Annualized.
(f)	Does not include expenses of the invetsment companies in which the Fund invests.
(g)	Excluded impact of in-kind transactions.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER CFRA-STOVALL EQUAL WEIGHT SEASONAL ROTATION ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	For the	For the
	Period Ended	Period Ended
	April 30, 2020	April 30, 2019(a)
Net Asset Value, Beginning of Year/Period	$28.16	$25.01

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.50	0.25
Net Realized and Unrealized Gain (Loss) on Investments(g)	(3.00)	3.11
Total from Investment Operations	(2.50)	3.36

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.43)	(0.21)
Total Distributions	(0.43)	(0.21)
Net Asset Value, End of Period	$25.23	$28.16
Total Return(f)	-8.80%	13.67%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$60,554	$7,040

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	1.75%	1.23%	(d)
Portfolio Turnover Rate(e)	225%	262%	(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Total Return was calculated using the traded NAV due to the rebalancing of the portfolio at April 30, 2020 and April 30, 2019.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER US CASH COWS GROWTH ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
	For the
	Period Ended
	April 30, 2020	(a)
Net Asset Value, Beginning of Period	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.28
Net Realized and Unrealized Gain (Loss) on Investments(f)	(1.90)
Total from Investment Operations	(1.62)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income:	(0.27)
Total Distributions	(0.27)
Net Asset Value, End of Period	$22.89
Total Return	-6.52%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,144

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	(d)
Net Investment Income (Loss) to Average Net Assets	1.16%	(d)
Portfolio Turnover Rate(e)	166%	(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

PACER CASH COWS FUND OF FUNDS ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
	For the
	Period Ended
	April 30, 2020	(a)
Net Asset Value, Beginning of Period	$25.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)(c)	0.53
Net Realized and Unrealized Gain (Loss) on Investments(h)	(4.46)
Total from Investment Operations	(3.93)

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.55)
Return of Capital	(0.00)	(i)
Total Distributions	(0.55)
Net Asset Value, End of Period	$20.83
Total Return	-15.71%	(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,041

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets(f)	0.15%	(e)
Net Investment Income (Loss) to Average Net Assets(f)	2.27%	(e)
Portfolio Turnover Rate(g)	2%	(d)

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.
(d)	Not annualized.
(e)	Annualized.
(f)	Does not include expenses of the invetsment companies in which the Fund invests.
(g)	Excluded impact of in-kind transactions.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.
(i)	Less than $0.005.

Adviser	Pacer Advisors, Inc. 500 Chesterfield Parkway Malvern, Pennsylvania 19355	Distributor	Pacer Financial, Inc. 500 Chesterfield Parkway Malvern, Pennsylvania 19355
Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive Milwaukee, Wisconsin 53212	Fund Accountant, Administrator, Index Receipt Agent, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	Sanville & Company 1514 Old York Road Abington, PA 19001	Legal Counsel	Practus LLP 1062 East Lancaster Avenue, Suite 15A Rosemont, Pennsylvania 19010
The Trust’s current SAI provides additional detailed information about each Fund. A current SAI dated August 31, 2020, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus.
Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders (when available). In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance after the first fiscal year each Fund is in operation. To make shareholder inquiries, please:

Call:	1-800-617-0004 Monday through Friday 8:00 a.m. – 5:00 p.m. (Central time)	Write:	Pacer Funds Trust, (Name of Fund) c/o U.S. Bank Global Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53202
Visit:	www.PacerETFs.com
Shareholder reports and other information about the Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a fee, by e-mail request to publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about each Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

(The Trust’s SEC Investment Company Act file number is 811-23024)

PACER FUNDS TRUST

PTLC PTMC PTNQ PTEU	Pacer Trendpilot® US Large Cap ETF Pacer Trendpilot® US Mid Cap ETF Pacer Trendpilot® 100 ETF Pacer Trendpilot® European Index ETF	GCOW COWZ CALF ICOW	Pacer Global Cash Cows Dividend ETF Pacer US Cash Cows 100 ETF Pacer US Small Cap Cash Cows 100 ETF Pacer Developed Markets International Cash Cows 100 ETF
PAEU PIEL PWS	Pacer Autopilot Hedged European Index ETF Pacer International Export Leaders ETF Pacer WealthShield ETF
each of the above is listed on Cboe BZX Exchange, Inc.

SZNG SZNE HOTL RXRE INDS SRVR PAD
Pacer CFRA-Stovall Global Seasonal Rotation ETF
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Pacer Benchmark Hotel & Lodging Real Estate SCTRSM ETF
Pacer Benchmark Healthcare Real Estate SCTRSM ETF
Pacer Benchmark Industrial Real Estate SCTRSM ETF
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF
Pacer Benchmark Apartments & Residential Real Estate SCTRSM ETF
	PEXL AFTY PTBD PTIN TRND BUL	Pacer US Export Leaders ETF Pacer CSOP FTSE China A50 ETF Pacer Trendpilot® US Bond ETF Pacer Trendpilot® International ETF Pacer Trendpilot® Fund of Funds ETF Pacer US Cash Cows Growth ETF
each of the above is listed on the NYSE Arca, Inc.

VETS ECOW	Pacer Military Times Best Employers ETF Pacer Emerging Markets Cash Cows 100 ETF	HERD	Pacer Cash Cows Fund of Funds ETF
each of the above is listed on The Nasdaq Stock Market LLC

STATEMENT OF ADDITIONAL INFORMATION
August 31, 2020
This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus, as may be revised from time to time (“Prospectus”), for the exchange traded funds (“ETFs”) listed above (each a “Fund” and collectively the “Funds”), each a separate series of Pacer Funds Trust (the “Trust”). The current Prospectus for the Funds is dated August 31, 2020. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Funds may be obtained, without charge, by calling 1-800-617-0004, visiting www.PacerETFs.com, or writing to Pacer Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
For Funds other than the Pacer Autopilot Hedged European Index ETF, Pacer Benchmark Apartments & Residential Real Estate SCTRSM ETF, Pacer Benchmark Healthcare Real Estate SCTRSM ETF, Pacer Benchmark Hotel & Lodging Real Estate SCTRSM ETF, Pacer CFRA Global Seasonal Rotation ETF, and Pacer International Export Leaders ETF, the audited financial statements for the fiscal year ended April 30, 2020 are incorporated herein by reference to the Funds’ Annual Report dated April 30, 2020 (File No. 811-23024). A copy of the Funds’ Annual Report may be obtained without charge by contacting the Funds at the address or phone number noted above.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency or any bank. An investment in the Fund involves investment risks, including possible loss of principal.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
The Trust was organized as a Delaware statutory trust on August 12, 2014 and is authorized to issue multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Each Fund’s ticker symbol appears on the cover of this SAI, and references to specific Funds in the sections below will refer to such Funds by their ticker symbol.
The Funds described in this SAI seek to track the total return performance, before fees and expenses, of their respective indices (each, an “Index”).
Pacer Advisors, Inc. (“Pacer” or the “Adviser”) is the investment adviser to the Funds. Pacer Financial, Inc. is the distributor (the “Distributor”) of the shares of the Funds and is an affiliate of the Adviser. CSOP Asset Management Limited (“CSOP Asset Management”) serves as sub-adviser to AFTY, and Vident Investment Advisory, LLC (“VIA” and collectively with CSOP Asset Management, the “Sub-Advisers”) serves as sub-adviser to PTBD.
The Funds issue and redeem Shares (“Shares”) at net asset value per share (“NAV”) only in large blocks of Shares (“Creation Units” or “Creation Unit Aggregations”). Currently, Creation Units generally consist of 50,000 Shares, except for PTBD, for which Creation Units generally consist of 100,000 shares, though these amounts may change from time to time. These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors (authorized participants) who have entered into agreements with the Trust’s distributor, can purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares of the Funds are not redeemable securities.
Shares of the Funds are listed on a national securities exchange, such as Cboe BZX Exchange, Inc., NYSE Arca, Inc., or The Nasdaq Stock Market LLC (individually or collectively, the “Exchange”), as indicated on the cover of this SAI, and trade throughout the day on the Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the prices of Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
Prior to November 1, 2017, the Pacer Trendpilot US Large Cap ETF was known as the Pacer Trendpilot 750 ETF and the Pacer Trendpilot US Mid Cap ETF was known as the Pacer Trendpilot 450 ETF.
AFTY is the successor to the investment performance and financial history of the CSOP FTSE China A50 ETF, a series of CSOP ETF Trust (the “Predecessor CSOP Fund”), as a result of the reorganization of the Predecessor CSOP Fund into AFTY on January 22, 2020.
The below table illustrates the inception date for each Fund.

Name of Fund	Inception Date	Name of Fund	Inception Date
PTLC	June 11, 2015	VETS	April 9, 2018
PTMC	June 11, 2015	ECOW	May 2, 2019
PTNQ	June 11, 2015	GCOW	February 22, 2016
PTEU	December 14, 2015	COWZ	December 16, 2016
PAEU	—	CALF	June 16, 2017
PIEL	—	ICOW	June 16, 2017
PWS	December 11, 2017	PEXL	July 23, 2018
SZNG	—	AFTY	October 1, 2019
SZNE	July 23, 2018	PTBD	October 22, 2019
HOTL	—	PTIN	May 2, 2019
RXRE	—	TRND	May 3, 2019
INDS	May 14, 2018	BUL	May 2, 2019
SRVR	May 15, 2018	HERD	May 3, 2019
PAD	—
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INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective, principal investment strategies and associated risks are described in the Funds’ Prospectus. The sections below supplement these principal investment strategies and risks and describe each Fund’s additional investment policies and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
Each Fund intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. The Funds will invest their assets, and otherwise conduct their operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain RIC qualification under Subchapter M of the Code.
GENERAL RISKS
An investment in the Funds should be made with an understanding that the value of each Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in each Fund could lose money over short or long periods of time.
An investment in the Funds should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of each Fund’s portfolio securities and therefore a decrease in the value of Shares of each Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Although all of the equity securities in the Indexes are listed on major U.S. and non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of each Fund’s Shares will be adversely affected if trading markets for each Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Recent Events. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
A discussion of some of the other risks associated with investments in the Funds is contained in the Funds’ Prospectus.
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Index Calculation
To minimize any potential for conflicts caused by the fact that Index Design Group, an affiliate of the Adviser, acts as Index provider (”IDG”) to certain Funds, as described in the Prospectus (collectively, the “IDG Funds”), the Adviser has retained an unaffiliated third party to calculate each such Index (the “Calculation Agent”). The Calculation Agent, using the applicable rules-based methodology, will calculate, maintain, and disseminate each such Index on a daily basis. IDG will monitor the results produced by the Calculation Agent to help ensure that each such Index is being calculated in accordance with the rules-based methodologies. In addition, IDG and the Adviser have established policies and procedures designed to prevent non-public information about pending changes to such Indexes from being used or disseminated in an improper manner. Furthermore, IDG and the Adviser have established policies and procedures designed to prevent improper use and dissemination of non-public information about each Fund’s portfolio strategies.
DIVERSIFICATION
Each of PTLC, PTMC, PTEU, GCOW, COWZ, CALF, ICOW, PTBD, and AFTY (collectively, the “Diversified Funds”) is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of such Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of a single issuer or a small number of issuers.
AFTY is “diversified”, but may invest more of its assets in the securities of a single issuer or small number of issuers than would otherwise be permitted for a diversified fund solely where the additional issuer weightings result from the index weighting of one or more FTSE China A50 Net Total Return Index constituents.
NON-DIVERSIFICATION
Each Fund other than the Diversified Funds (collectively, the “Non-Diversified Funds”) is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. The securities of a particular issuer may constitute a greater portion of the Index and, therefore, those securities may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Code. In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in the Index.
Although each Non-Diversified Fund is non-diversified for purposes of the 1940 Act, each Non-Diversified Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that a Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.
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Cyber Security Risk
As the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, its investment adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
SPECIFIC INVESTMENT STRATEGIES
The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with a Fund’s investment objective and permitted by a Fund’s stated investment policies.
BORROWING. While the Funds do not intend to borrow for investment purposes, the Funds reserves the right to do so. Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. The Funds also may enter into certain transactions, including reverse repurchase agreements, which can be viewed as constituting a form of leveraging by the Funds. Leveraging will exaggerate the effect on the net asset value per share (“NAV”) of the Funds of any increase or decrease in the market value of the Funds’ portfolio. Because substantially all of the Funds’ assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Funds will increase more when the Funds’ portfolio assets increase in value and decrease more when the Funds’ portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Generally, the Funds would use this form of leverage during periods when the Advisor believes that the Funds’ investment objective would be furthered.
The Funds also may borrow money to facilitate management of the Funds’ portfolio by enabling the Funds to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Funds promptly. As required by the 1940 Act, the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Funds’ assets should fail to meet this 300% coverage test, the Funds, within three days (not including Sundays and holidays), will reduce the amount of the Funds’ borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Funds’ total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Funds do not anticipate doing so, the Funds are authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Funds’ total assets in connection with any borrowing.
COMMERCIAL PAPER. The Funds may invest in high-quality, short-term commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days. The Funds may invest up to 20% of its net assets in commercial paper.
CONCENTRATION. The Funds may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Funds’ Index and consequently the Funds’ portfolio. This may adversely affect the Funds’ performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.
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CURRENCY TRANSACTIONS. The Funds may enter into foreign currency forward and foreign currency futures contracts for the purpose of hedging against declines in the value of a Fund’s total assets that are denominated in one or more foreign currencies, to facilitate local securities settlements, or to protect against currency exposure in connection with distributions to shareholders.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value.
A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.
Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.
Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Funds will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.
DEPOSITARY RECEIPTS. To the extent the Funds invest in stocks of foreign corporations, a Fund’s investment in such stocks may be in the form of Depositary Receipts or other similar securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand.
The Funds will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored; however, the Funds may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.
DERIVATIVES. The Funds may use derivative instruments as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. A Fund’s use
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of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.
With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, a Fund must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. A Fund treats deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. The Funds reserve the right to modify these policies in the future.
Swap Agreements. The Funds may enter into swap agreements, including interest rate swaps and currency swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. A Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.
Futures, Options and Options on Futures Contracts. The Funds may enter into U.S. or foreign futures contracts, options and options on futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The price paid to the writer of an option is referred to as the “premium.” The premium paid to the writer is the consideration for undertaking the obligations under the option contract. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the Commodity Exchange Act (“CEA”) and the rules thereunder.
With regard to the Funds, Pacer will continue to claim relief from the definition of commodity pool operator (“CPO”) under revised U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, Pacer may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the Shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps. It is expected that the Funds will be able to operate pursuant to the limitations under the revised CFTC Rule 4.5 without materially adversely affecting its ability to achieve its investment objective. If, however, these limitations were to make it difficult for the Funds to achieve their investment objectives in the future, the Trust may determine to operate a Fund as a regulated commodity pool pursuant to Pacer’s CPO registration or to reorganize or close a Fund or to materially change a Fund’s investment objective and strategy.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.
Utilization of futures and options on futures by the Funds involve the risk of imperfect or even negative correlation to the underlying Index if the index underlying the futures contract differs from a Fund’s underlying Index. There is also the risk of loss
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by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by a Fund as to anticipated trends, which predictions could prove to be incorrect.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing options may be unlimited.
Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
EQUITY SECURITIES. Equity securities, such as common stock, represent ownership interests in a company. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.
Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:
•Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•Factors affecting an entire industry, such as increases in production costs; and
•Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.
When-Issued Securities – A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.
Types of Equity Securities:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable
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and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Smaller Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable to the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).
The Funds may use ETFs to help replicate their respective indexes. By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sectors; or market ETFs that invest in debt securities from a select sector of the economy (e.g., Treasury securities) a single industry or related industries; other types of ETFs continue to be developed and the Funds may invest in them to the extent consistent with their investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs.
ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index based ETF’s objective is to track the performance of a specified index. Index based ETFs invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.
Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Companies” below for more information), the Funds’ investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.
SEC exemptive orders granted to various other ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Funds are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.
EXCHANGE-TRADED NOTES. The Funds may invest in exchange-traded notes (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may
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be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
FIXED INCOME SECURITIES. The Funds may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security.
Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.
Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. In the event of a bond being called, the Adviser or applicable Sub-Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Funds.
Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.
Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years – the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security. A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.
When investing in fixed income securities, the Funds may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds”. High yield securities or “junk bonds,” are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted companies) and involve special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility, and may be less liquid than higher rated fixed income securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment of principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment in the high yield security. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on a Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.
FIXED-INCOME SECURITIES RATINGS. Nationally recognized statistical rating organizations (together, rating agency) publish ratings based upon their assessment of the relative creditworthiness of rated fixed-income securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from fixed-income securities in the lower rating categories to
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compensate investors for the increased credit risk. Any use of credit ratings in evaluating fixed-income securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect to risk of fluctuations in market value of the fixed-income security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a fixed-income obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, legislation has been enacted in an effort to reform rating agencies. The SEC has also adopted rules to require rating agencies to provide additional disclosure and reduce conflicts of interest, and further reform has been proposed. It is uncertain how such legislation or additional regulation might impact the ratings agencies business and the Adviser’s investment process.
Prepayment risk occurs when a fixed-income investment held by a Fund may be repaid in whole or in part prior to its maturity. The amount of prepayable obligations a Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may repay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases a relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than short-term investments, maturity extension risk could increase the volatility of a Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.
GEOGRAPHIC CONCENTRATION IN CHINA (AFTY only). Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. Because the Fund focuses on a single country, China, the Fund is more exposed to China’s economic cycles, currency exchange rates, stock market valuations and political risks, among other issues, than a more geographically diversified fund.
Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities of the Fund, and may have an unpredictable impact on the Fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of the Index and as a result the performance of the Fund.
Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund.  If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid.  In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the tracking error of the Fund against its Index. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed below.  Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may cause the Fund to “fair-value” a portion of its portfolio holdings. Furthermore, trading halts or suspensions of the Fund’s underlying portfolio securities may also have a negative impact on secondary market trading of Fund shares in U.S. market.
ILLIQUID INVESTMENTS. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 of the 1940 Act. A Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of a Fund to dispose
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of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of a Fund’s net assets are invested in illiquid investments, a Fund, in accordance with Rule 22e-4(b)(1(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time. Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.
INVESTMENT COMPANIES. The Funds may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Funds may invest in the securities of another investment company (the “acquired company”) provided that each Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. These limitations do not apply to money market funds subject to certain conditions.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of a Fund’s Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.
The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Fund(s) may rely on exemptive relief issued by the SEC to other registered funds, including ETFs, to invest in such other funds in excess of the limits of Section 12(d)(1) if the Fund(s) complies with the terms and conditions of such exemptive relief.
INVESTMENTS IN CHINA A-SHARES AND H-SHARES (AFTY only). A-Shares and H-Shares are each a specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). H-Shares are denominated and traded in Hong Kong dollars and are traded on the Hong Kong Stock Exchange. A company incorporated in China may issue both A-Shares and H-Shares, however the prices that such shares trade at may differ. A-Shares are denominated and traded in RMB, the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges.
Since November of 2014, foreign investors have been permitted to invest in eligible China A-Shares listed on Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program; which was launched in 2014, established a securities trading and clearing program which enables mutual stock market access between mainland China and Hong Kong. Investors should note that the Shanghai and Shenzhen Stock Exchanges on which China A-Shares are traded are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A-Shares markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of the Fund. The China A-Shares markets are considered volatile and unstable (with the risk of suspension of a particular stock or government intervention).
The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock, and all shares are entitled to substantially the same rights and benefits associated with ownership.
Through the Shanghai-Hong Kong Stock Connect program, foreign investors, such as the Fund, can trade eligible China A-Shares, subject to trading limits and rules and regulations as may be issued from time to time. More recently, in December of 2016, foreign investors also are permitted to invest in eligible China A-Shares listed on the Shenzhen Stock Exchange through the Shenzhen-Hong
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Kong Stock Connect program. While the Fund may access China A-Shares through the Shenzhen-Hong Kong Stock Connect program in the future, it has no immediate plans to do so.
Investing Through the Shanghai-Hong Kong Stock Connect Program — The Fund invests in eligible securities listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited, the Shanghai Stock Exchange, Hong Kong Securities Clearing Company Limited and the CSDCC for the establishment of mutual market access between The Stock Exchange of Hong Kong Limited and the Shanghai Stock Exchange. Unlike other programs for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors investing via the Shanghai-Hong Kong Stock Connect program. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.
Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Thus, investors in Stock Connect securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily investment quotas designed to limit the maximum daily net purchases on any particular day apply to all participants in the Shanghai-Hong Kong Stock Connect program. These daily investment quotas which may restrict or preclude the ability of any Fund to invest in securities obtained via the program. The Shanghai-Hong Kong Stock Connect program is newly-established and further developments are likely. It is unclear whether or how such developments may restrict or affect the Fund. Additionally, how the laws and regulations of Hong Kong and China, as well as the rules, policies or guidelines of relevant regulators and exchanges, will be interpreted or applied with respect to the Shanghai-Hong Kong Stock Connect program is uncertain.
MASTER LIMITED PARTNERSHIPS (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a limited partnership as opposed to a corporation. However, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the MLP invests, such as the risks of investing in real estate, or oil and gas industries.
MLPs are generally treated as partnerships for U.S. federal income tax purposes. When a Fund invests in the equity securities of an MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating a Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to a Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to a Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, a Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to a Fund from such an entity and the Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. A Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income a Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, a Fund’s investments in such an entity may lead a Fund to make distributions in excess of its earnings and profits, or a Fund may be required to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements applicable to RICs under the Code.
Depreciation or other cost recovery deductions passed through to a Fund from any investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to a Fund’s shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Shares at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their Shares at the time of the recapture. To distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional taxable income.
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MONEY MARKET INSTRUMENTS. The Funds may invest a portion of their assets in high-quality money market instruments or in money market mutual funds on an ongoing basis to provide liquidity or for other reasons. The instruments in which each Fund or money market mutual fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
NON-U.S. SECURITIES. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Funds. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Funds to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Funds’ ability to repatriate investment income or capital and thus, may adversely affect the operations of the Funds. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Funds.
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Set forth below for certain markets in which the Funds may invest are brief descriptions of some of the conditions and risks in each such market.
Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.
Additionally, the United Kingdom’s (the “UK”) withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK and the EU. The withdrawal agreement between the UK and the EU entered into force on January 31, 2020, at which time the UK ceased to be a member of the EU. Following the withdrawal, there will be a transition period, ending December 31, 2020, during which the UK will negotiate its future relationship with the EU.
The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during the transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Investments in Japan. A significant portion of the Fund’s assets may be invested in Japanese securities. To the extent the Fund invests in Japanese securities, it will be subject to risks related to investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
PRC BROKER AND PRC CUSTODIAN RISK (AFTY only). The Adviser is responsible for selecting a PRC Broker(s) to execute transactions for the Fund in the PRC markets. In its selection of a PRC Broker(s), the Adviser, will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards.
The Adviser is responsible for selecting a custodian in the PRC (the “PRC Custodian”) to maintain its assets pursuant to local Chinese laws and regulations. According to the RQFII regulations and market practice, the securities and cash accounts for the Fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Adviser as the RQFII holder and the Fund. The Fund’s PRC Custodian is HSBC Bank (China) Company Limited. The PRC Custodian maintains the Fund’s RMB deposit accounts and oversees each Fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC, the SAFE and the People’s Bank of China (the “PBOC”). A-Shares that are traded on the Shanghai or Shenzhen Stock Exchanges are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”).
The assets held or credited in the Fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in the Fund’s cash account(s) maintained with the PRC Custodian will not be segregated, but will be a debt owed from the PRC Custodian to the Fund as a depositor. Such cash will be co-mingled with cash that the PRC Custodian has received from other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, the Fund will not have any proprietary rights to the cash deposited in such cash account(s), and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.
There is a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or the PRC Custodian. In such event, the Fund may be adversely affected in the execution of any transaction, face difficulty and/or encounter delays in recovering its assets, or may not be able to recover its assets in full or at all. The Fund may also incur losses due to the acts or omissions of the PRC Broker(s) and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any
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funds or securities. Subject to the applicable laws and regulations in the PRC, the Adviser will make arrangements to ensure that the PRC Broker(s) and the PRC Custodian have appropriate procedures to properly safe-keep the Fund’s assets.
Economic, Political and Social Risks of the PRC — The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, protection of intellectual property rights and allocation of resources.
Although the majority of productive assets in China are still owned by the government of the PRC at various levels, in recent years, the PRC has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For more than 20 years, the PRC has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the portfolio securities of the Fund. Further, the PRC may from time to time adopt corrective measures to control the growth of the PRC’s economy, which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Fund’s portfolio securities.
PRC Laws and Regulations Risk — The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases, judicial interpretations and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC’s legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.
Taxation Risk — Uncertainties in the PRC tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.
If the Trust or the Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Trust or the Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Trust and the Fund in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of the Trust or the Fund.
Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The State Administration of Taxation has confirmed the application to a QFII of the withholding income tax on dividends, premiums and interest. Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China with respect to QFIIs and RQFIIs and investments through the Shanghai-Hong Kong Stock Connect program. Pursuant to the circulars, the Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in A-Shares. Since there is no indication how long the temporary exemption will remain in effect, it is possible the Fund may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and RQFIIs or investments through the Shanghai-Hong Kong Stock Connect program, and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability the Fund’s return could be substantial.
The Adviser or the Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for QFIIs and RQFIIs in respect of their gains derived from the trading of PRC securities. Since there is no indication of how long the
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temporary exemption will remain in effect, it is possible the Fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Adviser or the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.
The PRC rules for taxation of RQFIIs and QFIIs are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders.
As described below under “Taxes,” the Fund may elect, for U.S. federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if a Fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general U.S. tax principles.
RMB Exchange Controls and Restrictions Risk — It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for the Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In March 2014, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/-1% to +/-2%.
However, it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade- and service-related foreign exchange transactions and payment of dividends. Nevertheless, the Adviser cannot predict whether the PRC government will continue its existing foreign exchange policy, or when the PRC government will allow free conversion of the RMB to foreign currency.
RMB Trading and Settlement Risk — The trading and settlement of RMB-denominated securities are recent developments in Hong Kong, and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.
Future Movements in RMB Exchange Rates Risk — The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. The China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euros, Yen, pounds sterling and Hong Kong dollars at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and over-the-counter transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against the U.S. dollar and the Hong Kong dollar was relatively stable. Since July 2005, the appreciation of RMB has begun to accelerate. But since August 2015, the depreciation of RMB has begun to accelerate. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the depreciation of RMB will be further accelerated cannot be dismissed. On the other hand, there can be no assurance that RMB will not be subject to appreciation.
Offshore RMB Market Risk — The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong
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Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.
Currently, the amount of RMB-denominated financial assets outside the PRC is limited. As of the end of October 2017, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB 540 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers such as the Fund. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement and for individual customers of up to RMB20,000 per Hong Kong resident person per day. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services, and the participating banks will need to source RMB (CNH) from the offshore market to square such open positions. Although it is expected that the offshore RMB (CNH) market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or that the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB (CNH) offshore.
REAL ESTATE SECTOR. Companies in the real estate sector include companies that invest in real estate, such as a REIT or a real estate holding company (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to length and expense, foreclosure proceedings may not fully uphold the validity of all of the terms of the applicable loan. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market
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risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have high risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in commercial mortgage-backed securities may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. In addition, quarterly compliance with regulation limiting the proportion of asset types held by a REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments.
REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold
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mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cashflow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cashflow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.
Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide a Fund with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, or money market funds at least equal at all times to the market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. The Fund will generally not have the right to vote securities while they are being loaned.
TRACKING STOCKS. The Funds may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
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U.S. GOVERNMENT SECURITIES. A Fund may invest in U.S. government securities to the extent consistent with its investment objective and strategies. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the fund may invest, such as those issued by Fannie Mae and Freddie Mac may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
As agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
To the extent the Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, there is a possibility that such guarantee may be discontinued or modified at a later date.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn.  Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.  A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due.  This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Increased government spending in response to COVID-19 can cause the national debt to rise higher, which could heighten these associated risks.
FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize a Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.
INVESTMENT LIMITATIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
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Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate to approximately the same extent that its Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3.Make loans, except to the extent permitted under the 1940 Act.
4.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
5.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following restrictions, which may be changed without a shareholder vote.
1.Each Fund will not hold illiquid investments in excess of 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
2.Each Diversified Fund will not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).
3.Under normal circumstances, at least 80% of PTBD’s net assets, plus borrowings for investment purposes, will be invested in bonds denominated in U.S. dollars.
4.Each Fund has adopted a policy to invest, under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) in the component securities of its Index. In addition to investments in the component securities of the applicable Index, the following investments will count towards such 80% policy:
i.investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts);
ii.ETFs that seek to track the performance of some or all of the component securities of the applicable Index in the same approximate weight as such component securities; and
iii.if one or more component securities are other ETFs (“Underlying ETFs”), the underlying holdings of such Underlying ETFs in the same approximate weight as such holdings are assigned in the applicable Underlying ETF, adjusted to reflect the weight of such Underlying ETF in the Fund’s Index (i.e., a Fund that is a fund-of-funds may invest in either the Underlying ETFs comprising the Fund’s Index or directly in such Underlying ETFs’ underlying holdings).
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except with respect to the borrowing of money. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Trust’s Board of Trustees has adopted a policy regarding the disclosure of information about the Funds’ security holdings. As exchange-traded funds, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of an Order of the SEC applicable to the Funds, regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of each Fund’s anticipated portfolio holdings as of the next
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Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.
The Funds will disclose on their website at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.
Each Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.PacerETFs.com. Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.
The Trust’s portfolio holdings policy provides that neither the Funds nor their Adviser, Sub-Advisers, distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s non-public actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on a Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
Under the policy, each business day each Fund’s portfolio holdings information will be provided to the distributor or other agent for dissemination through the facilities of the NSCC and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. The distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Funds offer and redeem shares.
Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s President or one of the principal officers of the Adviser. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of a Fund) only upon approval by the Trust’s President or one of the principal officers of the Adviser, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holding information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the Trust’s President or one of the principal officers of the Adviser.
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CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Trust’s Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by a Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Advisers, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser, or applicable Sub-Adviser, is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and Sub-Advisers provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer (“CCO”), and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with the Adviser, and Sub-Advisory Agreements with the Sub-Advisers, the Board meets with the Adviser and/or Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.
The Trust’s CCO reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s CCO, provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and
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procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Sub-Advisers, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, Sub-Advisers, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board and Officers of the Trust. There are four members of the Board of Trustees, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Joe M. Thomson serves as Chairman of the Board, and Deborah G. Wolk serves as the Trust’s Lead Independent Trustee. The Board of Trustees is comprised of a super-majority (75 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
The Board of Trustees has two standing committees: the Audit Committee and Nominating Committee. Each Committee is chaired by an Independent Trustee and composed of Independent Trustees.
The Audit Committee is comprised of all of the Independent Trustees. The function of the Audit Committee is to review the scope and results of the annual audit of the Funds and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Funds’ financial reporting. The Audit Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. During the fiscal year ended April 30, 2020, the Audit Committee met three times.
The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee meets on an as needed basis. The Nominating Committee will accept and review shareholder nominations for Trustees, which may be submitted to the Trust by sending the nomination to the Trust’s Secretary, c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. During the fiscal year ended April 30, 2020, the Nominating Committee met one time.
Additionally, the Trust has a Fair Value Pricing Committee, appointed by the Board, comprised of certain officers of the Trust and employees of the Adviser. The Fair Value Pricing Committee is responsible for valuing securities held by the Funds for which current and reliable market quotations are not readily available. The Fair Value Pricing Committee meets as necessary.
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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President at Pacer Advisors, Inc. (since 2005)	26	Director, First Cornerstone Bank (2000–2016)
Independent Trustees
Deborah G. Wolk Born: 1950	Lead Independent Trustee	Indefinite Term; since 2015	Self-employed providing accounting services and computer modeling (since 1997)	26	None
Jonathan H. Newman, Sr. Born: 1962	Trustee	Indefinite Term; since 2015	CEO and Chairman, Newman Wine & Spirits (since 2007)	26	None
Dennis J. Ryan Born: 1947	Trustee	Indefinite Term; since 2017	Principal/Owner, Brendan Abstract Company, Inc. (title insurance) (since 1999)	26	None
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of each Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Thomson should serve as Trustee because of the experience he has gained as Founder and President of Pacer Advisors, Inc., Pacer Financial, Inc., and in his past roles with various registered broker-dealers and investment management firms. In addition, he holds the Certified Financial Planner® (CFP®), Chartered Life Underwriter® (CLU®), Chartered Financial Consultant® (ChFC®), and Chartered Mutual Fund Counselor (CMFC®) designations, the FINRA General Principal’s license, and the Pennsylvania Life & Annuity Insurance license.
The Trust has concluded that Ms. Wolk should serve as Trustee because of the experience she has gained during the past nineteen years providing accounting services and computer modeling expertise to small business clients, as well as her prior positions in the corporate finance field. In addition, she holds the Chartered Financial Consultant® (ChFC®) designation. The Trust believes that Ms. Wolk’s extensive experience in accounting and finance provides an appropriate background in areas applicable to investment company oversight.
The Trust has concluded that Mr. Newman should serve as Trustee because of his experience as a successful entrepreneur and as a lawyer. The Trust believes that Mr. Newman’s business acumen and legal expertise provide an appropriate background in areas applicable to investment company oversight.
The Trust has concluded that Mr. Ryan should serve as Trustee because of his experience as a successful entrepreneur in the title insurance industry. The Trust believes that Mr. Ryan’s business acumen and understanding of complex financial issues and risk management provide an appropriate background in areas applicable to investment company oversight.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.
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Principal Officers of the Trust. The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President, Pacer Financial, Inc. (since 2005)
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007).
Bruce Kavanaugh Born: 1964	Secretary and Portfolio Manager	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2004); Vice President, Pacer Financial, Inc. (since 2004)
Perpetua Seidenberg Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1990	Chief Compliance Officer and AML Officer	Indefinite Term; since 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (since 2014); Auditor, PricewaterhouseCoopers LLP (2012–2014)
Fund Shares Owned by Board Members. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a‑1(a)(2) under the Exchange Act.
As of December 31, 2019, Mr. Thomson owned between $50,001 and $100,000 of Shares of CALF and over $100,000 of Shares of the PEXL. No other Trustee owned Shares of the Funds as of December 31, 2019.
Board Compensation. The Independent Trustees each receive a per meeting trustee fee of $1,500, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings. The Trust has no pension or retirement plan. No officer, director or employee of the Adviser, including Mr. Thomson, receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the fiscal year ended April 30, 2020. Independent Trustee fees are paid by the Adviser from the unified management fees paid to the Adviser and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From Each Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Joe M. Thomson	$0	$0
Independent Trustees
Deborah G. Wolk	$0	$7,500
Jonathan H. Newman, Sr.	$0	$6,000
Dennis J. Ryan	$0	$4,500
Control Persons and Principal Holders of Securities. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of August 1, 2020], the Trustees and officers, as a group, owned 25% of PEXL, and less than 1% of the Shares of the other Funds, and the following shareholders were considered to be a principal shareholder of the Funds:
27

Pacer Trendpilot® US Large Cap ETF
Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	19.93%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	13.87%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	13.73%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	8.69%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	8.35%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.48%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.23%	Record
UBS Financial Services, Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.81%	Record

Pacer Trendpilot® US Mid Cap ETF
Name and Address	% Ownership	Type of Ownership
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	17.67%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16.58%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	15.15%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	14.05%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.75%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.58%	Record
28

Pacer Trendpilot® 100 ETF
Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	18.08%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	13.84%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	13.25%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	10.89%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	9.60%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	8.35%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.50%	Record
UBS Financial Services, Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.38%	Record

Pacer Trendpilot® European Index ETF
Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	33.31%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	16.38%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	11.35%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.85%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.52%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	5.50%	Record
29

Pacer WealthShield ETF
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	53.95%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	26.72%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	6.98%	Record

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Name and Address	% Ownership	Type of Ownership
RBC Capital Markets 3 World Financial Center 200 Vesey Street, 9th Floor New York, NY 10281	22.96%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.90%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	15.88%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	8.39%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	7.45%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.04%	Record

Pacer Benchmark Industrial Real Estate SCTRSM ETF
Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	31.09%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.23%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	13.50%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	6.40%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5.07%	Record
30

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF
Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16.75%	Record
Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	13.61%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	12.00%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.36%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	7.63%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	7.24%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	6.78%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.07%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.77%	Record

Pacer Military Times Best Employers ETF
Name and Address	% Ownership	Type of Ownership
RBC Capital Markets 3 World Financial Center 200 Vesey Street, 9th Floor New York, NY 10281	65.64%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.91%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.06%	Record
31

Pacer Emerging Markets Cash Cows 100 ETF
Name and Address	% Ownership	Type of Ownership
INTL FCStone Financial, Inc. 329 Park Avenue North, Suite 350 Winter Park, FL 32789	23.00%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.70%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	15.39%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	12.04%	Record
RBC Capital Markets 3 World Financial Center 200 Vesey Street, 9th Floor New York, NY 10281	11.30%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	6.49%	Record

Pacer Global Cash Cows Dividend ETF
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	39.67%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	10.28%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.99%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	7.88%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	7.47%	Record
UBS Financial Services, Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.17%	Record
32

Pacer US Cash Cows 100 ETF
Name and Address	% Ownership	Type of Ownership
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	20.23%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17.90%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	11.49%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	10.98%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.23%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	7.43%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5.55%	Record

Pacer US Small Cap Cash Cows 100 ETF
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	36.23%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	11.46%	Record
RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	8.13%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.86%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	6.76%	Record
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	6.63%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.57%	Record
33

Pacer Developed Markets International Cash Cows 100 ETF
Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	19.49%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	13.74%	Record
J.P. Morgan Chase Clearing, Corp. 3 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245-0001	11.88%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	9.09%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	8.93%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	7.46%	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	5.69%	Record

Pacer US Export Leaders ETF
Name and Address	% Ownership	Type of Ownership
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	54.00%	Record
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	28.40%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.90%	Record

Pacer CSOP FTSE China A50 ETF
Name and Address	% Ownership	Type of Ownership
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	29.33%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	14.09%	Record
J.P. Morgan Chase Clearing, Corp. 3 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245-0001	13.11%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.45%	Record
Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	6.18%	Record
34

Pacer Trendpilot® US Bond ETF
Name and Address	% Ownership	Type of Ownership
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	25.63%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.32%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	17.96%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	15.96%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	11.63%	Record

Pacer Trendpilot® International ETF
Name and Address	% Ownership	Type of Ownership
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	41.10%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	11.12%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	10.98%	Record
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	7.68%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	6.71%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.37%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.78%	Record
35

Pacer Trendpilot® Fund of Funds ETF
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	43.18%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	16.81%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	13.18%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.69%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	6.00%	Record

Pacer US Cash Cows Growth ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	35.07%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	21.57%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.55%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	10.13%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	6.82%	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	6.16%	Record

Pacer Cash Cow Fund of Funds ETF
Name and Address	% Ownership	Type of Ownership
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	44.64%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	35.25%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.77%	Record

36

INVESTMENT ADVISER AND SUB-ADVISERS
Pacer Advisors, Inc. serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”). The Adviser is a Pennsylvania company located at 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. The Adviser is majority owned by Joe M. Thomson.
Pursuant to the Investment Advisory Agreement, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser also arranges for transfer agency, custody, fund administration and all other non-distribution-related services necessary for the Funds to operate. Each Fund pays the Adviser a fee equal to a percentage of the Fund’s average daily net assets, as follows:

Name of Fund	Management Fee
Pacer Trendpilot US Large Cap ETF	0.60%
Pacer Trendpilot US Mid Cap ETF	0.60%
Pacer Trendpilot 100 ETF	0.65%
Pacer Trendpilot European Index ETF	0.65%
Pacer Trendpilot US Bond ETF	0.60%
Pacer Trendpilot International ETF	0.65%
Pacer Trendpilot Fund of Funds ETF	0.15%
Pacer US Cash Cows 100 ETF	0.49%
Pacer US Small Cap Cash Cows 100 ETF	0.59%
Pacer US Cash Cows Growth ETF	0.60%
Pacer Global Cash Cows Dividend ETF	0.60%
Pacer Emerging Markets Cash Cows 100 ETF	0.70%
Pacer Developed Markets International Cash Cows 100 ETF	0.65%
Pacer Cash Cows Fund of Funds ETF	0.15%
Pacer US Export Leaders ETF	0.60%
Pacer International Export Leaders ETF	0.60%
Pacer CSOP FTSE China A50 ETF	0.70%
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	0.60%
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	0.60%
Pacer Benchmark Healthcare Real Estate SCTR ETF	0.60%
Pacer Benchmark Industrial Real Estate SCTR ETF	0.60%
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	0.60%
Pacer Military Times Best Employers ETF	0.60%
Pacer Autopilot Hedged European Index ETF	0.65%
Pacer WealthShield ETF	0.60%
Pacer CFRA-Stovall Global Seasonal Rotation ETF	0.60%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	0.60%
Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fees paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses, if any.
The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund Shares, and otherwise currently pays all distribution costs for Fund Shares.
The Investment Advisory Agreement, with respect to the Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Funds, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve the Investment Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.
The Investment Advisory Agreement with respect to the Funds is terminable without any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, or by the Adviser, in
37

each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event Shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).
Management fees paid by the Funds to the Adviser for the three most recently completed fiscal years ended April 30 were as follows:

Management Fees Paid for the Fiscal Year Ended April 30,
Name of Fund	2020		2019		2018
Pacer Trendpilot US Large Cap ETF	$16,107,113		$8,508,347		$3,907,780
Pacer Trendpilot US Mid Cap ETF	$3,798,300		$3,842,348		$2,296,859
Pacer Trendpilot 100 ETF	$4,047,795		$2,189,472		$843,234
Pacer Trendpilot European Index ETF	$817,129		$1,095,782		$514,863
Pacer Trendpilot US Bond ETF	$231,894	7	N/A	5	N/A	1
Pacer Trendpilot International ETF	$583,490	7	N/A	5	N/A	1
Pacer Trendpilot Fund of Funds ETF	$18,277	7	N/A	5	N/A	1
Pacer US Cash Cows 100 ETF	$1,147,200		$724,702		$79,218
Pacer US Small Cap Cash Cows 100 ETF	$233,898		$163,389		$17,119	2
Pacer US Cash Cows Growth ETF	$12,680	7	N/A	5	N/A	1
Pacer Global Cash Cows Dividend ETF	$1,188,131		$1,159,409		$701,665
Pacer Emerging Markets Cash Cows 100 ETF	$16,063	7	N/A	5	N/A	1
Pacer Developed Markets International Cash Cows 100 ETF	$204,919		$185,049		$35,258	2
Pacer Cash Cows Fund of Funds ETF	$2,815	7	N/A	5	N/A	1
Pacer US Export Leaders ETF	$7,801		$8,818	6	N/A	1
Pacer International Export Leaders ETF	N/A	8	N/A	5	N/A	1
Pacer CSOP FTSE China A50 ETF	$58,123	9	$79,410	3	$58,102	3
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	N/A	8	N/A	5	N/A	1
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	N/A	8	N/A	5	N/A	1
Pacer Benchmark Healthcare Real Estate SCTR ETF	N/A	8	N/A	5	N/A	1
Pacer Benchmark Industrial Real Estate SCTR ETF	$171,277		$16,070	6	N/A	1
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	$1,016,781		$34,611	6	N/A	1
Pacer Military Times Best Employers ETF	$17,811		$15,133		$836	2
Pacer Autopilot Hedged European Index ETF	N/A	4	N/A	4	N/A	4
Pacer WealthShield ETF	$490,393		$557,508		$99,411	2
Pacer CFRA-Stovall Global Seasonal Rotation ETF	N/A	8	N/A	5	N/A	1
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	$314,928		$16,295	6	N/A	1
1The Fund had not commenced investment operations as of April 30, 2018.
2Fees earned for the Fund’s commencement of operation through April 30, 2018. See “General Description of the Trust and the Funds” for each Fund’s inception date.
3Fees earned by the Predecessor CSOP Fund’s investment adviser, CSOP Asset Management Limited for the fiscal year ended September 30, 2018 and 2019, as applicable.
4All outstanding shares of the Fund were redeemed on December 22, 2016, and shares of the Fund are not currently offered for purchase.
5The Fund had not commenced investment operations as of April 30, 2019.
6Fees earned for the Fund’s commencement of operation through April 30, 2019. See “General Description of the Trust and the Funds” for each Fund’s inception date.
7Fees earned for the Fund’s commencement of operation through April 30, 2020. See “General Description of the Trust and the Funds” for each Fund’s inception date.
8The Fund had not commenced investment operations as of April 30, 2020.
9For the fiscal period October 1, 2019 - January 22, 2020, $38,472.56 was paid to the Predecessor CSOP Fund’s investment adviser, CSOP Asset Management Limited.

CSOP Asset Management
The Trust, on behalf of AFTY, and the Adviser have retained CSOP Asset Management Limited (“CSOP”), located at Suite 2802, Two Exchange Square, 8 Connaught Place, Central, Hong Kong, to serve as sub-adviser for AFTY. CSOP was established in January 2008 as a subsidiary of China Southern Asset Management Co. Limited. CSOP is the first Hong Kong subsidiary set up by mainland
38

Chinese fund houses to carry out asset management and securities advisory activities in Hong Kong. CSOP is dedicated to serving investors as a gateway for investment between China and the rest of the world, and provides discretionary management services and advisory services to both institutional investors and investment funds, including other ETFs.
Pursuant to a Sub-Advisory Agreement between the Adviser and CSOP (the “Sub-Advisory Agreement”), CSOP is responsible for trading portfolio securities on behalf of AFTY, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of AFTY’s respective Index, subject to the supervision of the Adviser and the Board. For the services it provides to AFTY, CSOP is compensated by the Adviser from the management fees paid by AFTY to the Adviser. The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and the Adviser, as sole shareholder of AFTY, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to AFTY, by a majority of the outstanding Shares of AFTY, on not less than 30 days’ nor more than 60 days’ written notice to CSOP, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that CSOP shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
For the fiscal period January 22, 2020 (commencement of operations of the Fund) through April 30, 2020, the Adviser paid management fees in the amount of $488 to CSOP in relation to AFTY.
Vident Investment Advisory, LLC
The Trust, on behalf of PTBD, and the Adviser have retained Vident Investment Advisory, LLC (“VIA”), located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009, to serve as sub-adviser for PTBD. VIA was established in 2014 and is a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Brian Shepler, and Mohammad Baki serve as the trustees of the Vident Investors’ Oversight Trust.
Pursuant to a Sub-Advisory Agreement between the Adviser and VIA (the “Sub-Advisory Agreement”), VIA is responsible for trading portfolio securities on behalf of PTBD, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of PTBD’s respective Index, subject to the supervision of the Adviser and the Board. For the services it provides to PTBD, VIA is compensated by the Adviser from the management fees paid by PTBD to the Adviser.
The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and the Adviser, as sole shareholder of PTBD, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to PTBD, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to PTBD, by a majority of the outstanding Shares of PTBD, on not less than 30 days’ nor more than 60 days’ written notice to VIA, or by VIA on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that VIA shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
For the fiscal period ended April 30, 2020, the Adviser paid management fees in the amount of $27,399 to VIA in relation to PTBD.
All Funds (except PTBD and AFTY)
Portfolio Managers. Each Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Funds. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, have primary responsibility for the day-to-day management of the Funds and have served as Fund portfolio managers since each Fund’s inception.
In addition to the Funds, Mr. Kavanaugh and Mr. Mack each co-manage the following other accounts (collectively, the “Other Accounts”) as of April 30, 2020:
39

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	23	$5,221,126,791	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Portfolio Managers Compensation. Mr. Kavanaugh and Mr. Mack each receive a fixed salary from the Adviser.
Portfolio Managers Fund Ownership. As of April 30, 2020, Mr. Kavanaugh owned $100,001–$500,000 shares of PTLC and PTMC and $10,001–$50,000 of shares of COWZ, INDS, SRVR, and ICOW. As of April 30, 2020, Mr. Mack did not own shares of any Fund.
AFTY
The portfolio managers currently responsible for the day-to-day management of AFTY are Yi Wang and Fred Zhang, each of CSOP. Mr. Zhang has managed the Predecessor CSOP Fund and AFTY since their inception and Mr. Wang has managed AFTY since August 2020.
In addition to AFTY, Mr. Wang and Mr. Zhang each co-manage the following other accounts as of April 30, 2020:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$533 million	0	$0
Other Accounts	5	$636 million	0	$0
Portfolio Managers Compensation. CSOP’s financial arrangements with its portfolio managers reflect the importance that its management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus and participation. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Annual performance-based bonuses are 100% discretionary. Factors considered in bonuses include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable).
Portfolio Managers Fund Ownership. As of April 30, 2020, Mr. Wang and Mr. Zhang did not own shares of AFTY.
PTBD
PTBD is managed by James Iredale, CFA, and Austin Wen, CFA, each of VIA.
In addition to PTBD, Mr. Iredale and Mr. Wen managed the following other accounts as of April 30, 2020, none of which were subject to a performance-based management fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jim Iredale, CFA	2	$576,273,660	0	$0	103	$151,640,000
Austin Wen, CFA	13	$1,492,359,860	1	$86,597,733	0	$0
Portfolio Managers Compensation. Mr. Iredale and Mr. Wen each receive a fixed base salary and discretionary bonus that is not tied to the performance of PTBD.
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Portfolio Managers Fund Ownership. As of April 30, 2020, Mr. Iredale and Mr. Wen did not own shares of PTBD.
Description of Material Conflicts of Interest. A potential conflict of interest may arise as a result of the portfolio managers’ management of a Fund and Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over a Fund. This conflict of interest may be exacerbated to the extent that the Adviser, Sub-Advisers’, or a portfolio manager receives, or expects to receive, greater compensation from their management of the Other Accounts (some of which may receive a base and incentive fee) than from a Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s and Sub-Advisers’ policy to manage each account based on its investment objectives and related restrictions, and the Adviser and Sub-Advisers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.
Codes of Ethics. The Trust, the Adviser, the Sub-Advisers, and the Distributor (as defined under “The Distributor”) have each adopted a code of ethics, including an insider trading policy, pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisors Act of 1940, as applicable. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Advisers, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.
Proxy Voting Policy. The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with a Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and has engaged a third party proxy solicitation firm to assist with voting proxies in a timely manner. The Trust’s chief compliance officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.
Under the Proxy Voting Policies, in the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interest of each particular client. The Adviser has adopted the Glass Lewis Investment Manager Guidelines attached as Appendix B. They are designed to vote in a manner consistent with the Adviser’s investment decision making. The Adviser’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on our voting authority in the same manner that they may place such restrictions on the actual selection of account securities. Clients may direct the vote in a particular solicitation.
The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services. The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.
When available, information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004 and (2) on the SEC’s website at www.sec.gov.
THE ADMINISTRATOR, TRANSFER AGENT, AND INDEX RECEIPT AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), serves as administrator, transfer agent, and index receipt agent for the Funds. Fund Services’ principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
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The Adviser was responsible for paying the following fees to Fund Services for services rendered to the Funds for the following fiscal years ended April 30:

Fees Paid to Fund Services for the Fiscal Year Ended April 30,
Name of Fund	2020		2019		2018
Pacer Trendpilot US Large Cap ETF	$506,679		$386,670		$217,559
Pacer Trendpilot US Mid Cap ETF	$120,527		$179,475		$170,238
Pacer Trendpilot 100 ETF	$117,406		$92,407		$56,872
Pacer Trendpilot European Index ETF	$23,953		$48,709		$34,296
Pacer Trendpilot US Bond ETF	$7,176	6	N/A	4	N/A	1
Pacer Trendpilot International ETF	$16,764	6	N/A	4	N/A	1
Pacer Trendpilot Fund of Funds ETF	$2,269	6	N/A	4	N/A	1
Pacer US Cash Cows 100 ETF	$44,530		$37,713		$7,112	2
Pacer US Small Cap Cash Cows 100 ETF	$7,538		$7,082		$1,343	2
Pacer US Cash Cows Growth ETF	$405	6	N/A	4	N/A	1
Pacer Global Cash Cows Dividend ETF	$37,639		$55,012		$51,362
Pacer Emerging Markets Cash Cows 100 ETF	$443	6	N/A	4	N/A	1
Pacer Developed Markets International Cash Cows 100 ETF	$5,995		$8,090		$2,357	2
Pacer Cash Cows Fund of Funds ETF	$366	6	N/A	4	N/A	1
Pacer US Export Leaders ETF	$246		$8,818	5	N/A	1
Pacer International Export Leaders ETF	N/A	7	$443	5	N/A	1
Pacer CSOP FTSE China A50 ETF	$73,386	8	N/A	4	N/A	1
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	N/A	7	N/A	4	N/A	1
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	N/A	7	N/A	4	N/A	1
Pacer Benchmark Healthcare Real Estate SCTR ETF	N/A	7	N/A	4	N/A	1
Pacer Benchmark Industrial Real Estate SCTR ETF	$5,305		$771	5	N/A	1
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	$31,376		$1,461	5	N/A	1
Pacer Military Times Best Employers ETF	$563		$726		$80	2
Pacer Autopilot Hedged European Index ETF	N/A	3	N/A	3	N/A	3
Pacer WealthShield ETF	$15,706		$25,769		$7,028	2
Pacer CFRA-Stovall Global Seasonal Rotation ETF	N/A	7	N/A	4	N/A	1
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	$9,704		$716	5	N/A	1
1The Fund had not commenced investment operations as of April 30, 2018.
2Fees paid for the Fund’s commencement of operation through April 30, 2018. See “General Description of the Trust and the Funds” for each Fund’s inception date.
3All outstanding shares of the Fund were redeemed on December 22, 2016, and shares of the Fund are not currently offered for purchase.
4The Fund had not commenced investment operations as of April 30, 2019.
5Fees paid for the Fund’s commencement of operation through April 30, 2019. See “General Description of the Trust and the Funds” for each Fund’s inception date.
6Fees paid for the Fund’s commencement of operation through April 30, 2020. See “General Description of the Trust and the Funds” for each Fund’s inception date.
7The Fund had not commenced investment operations as of April 30, 2020.
8Fees paid to the Predecessor Administrator for the period October 1, 2019 through January 22, 2020 were $72,742 and fees paid to Fund Services for the period January 23, 2020 through April 30, 2020 were $644.
THE CUSTODIAN
Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of each Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.
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SECURITIES LENDING ACTIVITIES
U.S. Bank (the “Securities Lending Agent”) serves as securities lending agent to the Funds listed in the table below. The Securities Lending Agent is responsible for the implementation and administration of the applicable Funds’ securities lending program pursuant to an agreement between the Trust, on behalf of the applicable Funds, and the Securities Lending Agent (the “Securities Lending Agreement”). The Securities Lending Agent acts as agent to the applicable Funds to lend available securities with any person on the Securities Lending Agent’s list of approved borrowers and (i) determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower; (ii) ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to the Securities Lending Agent; (iii) receives and holds, on the applicable Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (iv) marks loaned securities and collateral to their market value each business day based upon the market value of the loaned securities and collateral at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value of the loaned securities; (v) at the termination of a loan, returns the collateral to the borrower upon the return of the loaned securities to the Securities Lending Agent; (vi) invests cash collateral in accordance with the Securities Lending Agreement; and (viii) maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the applicable Fund a monthly statement describing the loans outstanding, including an accounting of all securities lending transactions.
The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the period in which securities lending activities commenced through April 30, 2020 are set forth in the following table.

	Pacer Trendpilot US Large Cap ETF	Pacer Trendpilot US Mid Cap ETF	Pacer Trendpilot 100 ETF
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$6,002,355	$3,179,979	$1,191,866
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(162,164)	$(76,544)	$(32,952)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(98,038)	$(47,602)	$(19,642)
Administrative fees not included in revenue split	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—
Rebate (paid to borrower)	$(5,093,510)	$(2,749,669)	$(1,007,468)
Other fees not included in revenue split	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(5,353,712)	$(2,873,815)	$(1,060,062)
Net Income from securities lending activities	$648,643	$306,164	$131,804
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	Pacer Trendpilot European Index ETF	Pacer Global Cash Cows Dividend ETF	Pacer US Cash Cows 100 ETF
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$234,750	$628,749	$1,064,223
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(18,647)	$(19,715)	$(35,560)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(3,556)	$(9,035)	$(14,766)
Administrative fees not included in revenue split	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—
Rebate (paid to borrower)	$(137,960)	$(521,136)	$(871,657)
Other fees not included in revenue split	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(160,163)	$(549,886)	$(921,983)
Net Income from securities lending activities	$74,587	$78,863	$142,240

	Pacer US Small Cap Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 ETF	Pacer WealthShieldSM ETF
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$233,920	$77,055	$182,785
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(5,497)	$(2,726)	$(5,391)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(3,260)	$(1,172)	$(2,755)
Administrative fees not included in revenue split	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—
Rebate (paid to borrower)	$(203,181)	$(62,254)	$(153,076)
Other fees not included in revenue split	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(211,938)	$(66,152)	$(161,222)
Net Income from securities lending activities	$21,982	$10,903	$21,563
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	Pacer Benchmark Industrial Real Estate SCTR ETF	Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$61,763	$601,159
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(7,620)	$(18,931)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(758)	$(10,994)
Administrative fees not included in revenue split	$—	$—
Indemnification fee not included in revenue split	$—	$—
Rebate (paid to borrower)	$(22,906)	$(495,515)
Other fees not included in revenue split	$—	$—
Aggregate fees/compensation for securities lending activities	$(31,284)	$(525,440)
Net Income from securities lending activities	$30,479	$75,719
THE DISTRIBUTOR
The Trust and Pacer Financial, Inc. (the “Distributor”), an affiliate of the Adviser, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes the Shares of the Funds. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is generally comprised of 50,000 Shares, except for PTBD, the Creation Units of which are generally comprised of 100,000 Shares, though this may change from time to time. The Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of the Shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on sixty (60) days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on sixty (60) days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, Sub-Advisers, or their affiliates, out of their own resources and not out of the Funds’ assets (i.e., without additional cost to the Funds or their shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Fund Shares or the amount received by a shareholder as proceeds from the redemption of Fund Shares.
Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment
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professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares of the Funds.
Distribution and Service Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) for each Fund except AFTY, in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Funds under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vi) such other services and obligations as are set forth in the Distribution Agreement.
LEGAL COUNSEL
Practus, LLP, 1062 East Lancaster Avenue, Suite 15A, Rosemont, Pennsylvania 19010, serves as legal counsel for the Trust. Duane Morris LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as legal counsel for the Independent Trustees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company, 1514 Old York Road, Abington, Pennsylvania 19001, serves as the independent registered public accounting firm for the Funds.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without
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necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and Sub-Advisers will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Fund Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser and Sub-Advisers owe a duty to the Funds to seek best execution on trades effected. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser and Sub-Advisers will also use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Adviser or Sub-Advisers have determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.
The Adviser and Sub-Advisers may use a Fund’s assets for, or participate in, third party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and Sub-Advisers do not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser and Sub-Advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser and Sub-Advisers may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available commission in recognition of the broker’s provision of such services to the Adviser and Sub-Advisers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only use brokers that provide soft dollar benefits.
The Adviser and Sub-Advisers face a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser and Sub-Advisers are able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s and Sub-Advisers’ expenses to the extent that the Adviser and Sub-Advisers would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser and Sub-Advisers to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser and Sub-Advisers may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser and Sub-Advisers, effectively cross subsidizing the other accounts managed by the Adviser and Sub-Advisers that benefit directly from the product. The Adviser and Sub-Advisers may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.
The Adviser and Sub-Advisers are responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser and Sub-Advisers are considered at or about the same time, transactions in such
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securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser and Sub-Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.
A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, and Sub-Advisers, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal year ended April 30, 2020, the Funds and the CSOP Predecessor Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Advisers, or the Distributor.
Securities of “Regular Broker-Dealers”. Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. As of April 30, 2020, each Fund listed below owned the following securities of its regular brokers or dealers.

Name of Fund	Broker/Dealer	Aggregate Value of the Holdings of Securities as of April 30, 2020
Pacer Military Times Best Employers ETF	JP Morgan Chase & Co.	$47,976
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The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. The following table shows the amount of any such transactions and related commissions paid for research services for the fiscal year ended April 30, 2020:

Name of Fund	Commissions	Transactions
Pacer Trendpilot US Large Cap ETF	$12,001	$5,126,102,769
Pacer Trendpilot US Mid Cap ETF	$800,944	$2,517,061,044
Pacer Trendpilot 100 ETF	$5,505	$1,323,918,605
Pacer Trendpilot European Index ETF	$5,780	$170,121,949
Pacer Trendpilot US Bond ETF	$0	$195,134,384
Pacer Trendpilot International ETF	$6,183	$276,901,021
Pacer Trendpilot Fund of Funds ETF	$170	$1,194,786
Pacer US Cash Cows 100 ETF	$93,525	$318,457,030
Pacer US Small Cap Cash Cows 100 ETF	$77,854	$67,848,203
Pacer US Cash Cows Growth ETF	$849	$5,616,363
Pacer Global Cash Cows Dividend ETF	$167,935	$379,441,218
Pacer Emerging Markets Cash Cows 100 ETF	$4,361	$6,795,323
Pacer Developed Markets International Cash Cows 100 ETF	$53,334	$97,917,363
Pacer Cash Cows Fund of Funds ETF	$19	$44,526
Pacer US Export Leaders ETF	$406	$1,581,404
Pacer International Export Leaders ETF	N/A	N/A
Pacer CSOP FTSE China A50 ETF	$23,092	$27,386,962
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	N/A	N/A
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	N/A	N/A
Pacer Benchmark Healthcare Real Estate SCTR ETF	N/A	N/A
Pacer Benchmark Industrial Real Estate SCTR ETF	$1,101	$14,552,317
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	$5,558	$88,112,943
Pacer Military Times Best Employers ETF	$46	$270,318
Pacer Autopilot Hedged European Index ETF	N/A	N/A
Pacer WealthShield ETF	$98,407	$511,416,213
Pacer CFRA-Stovall Global Seasonal Rotation ETF	N/A	N/A
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	$14,424	$11,682,564
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Brokerage Commissions. The following aggregate brokerage commissions were paid by the Funds for the following fiscal years ended April 30, none of which were paid to affiliated brokers.

Aggregate Brokerage Commissions for the Fiscal Year Ended April 30,
Name of Fund	2020		2019		2018
Pacer Trendpilot US Large Cap ETF	$385,071		$577,242		$40,017
Pacer Trendpilot US Mid Cap ETF	$824,584		$829,985		$238,896
Pacer Trendpilot 100 ETF	$56,114		$96,938		$1,579
Pacer Trendpilot European Index ETF	$85,423		$817,617		$221,619
Pacer Trendpilot US Bond ETF	$0	6	N/A	4	N/A	1
Pacer Trendpilot International ETF	$72,543	6	N/A	4	N/A	1
Pacer Trendpilot Fund of Funds ETF	$493	6	N/A	4	NA	1
Pacer US Cash Cows 100 ETF	$141,106		$133,836		$12,725
Pacer US Small Cap Cash Cows 100 ETF	$110,083		$58,995		$7,242	2
Pacer US Cash Cows Growth ETF	$1,077	6	N/A	4	N/A	1
Pacer Global Cash Cows Dividend ETF	$169,169		$216,882		$93,497
Pacer Emerging Markets Cash Cows 100 ETF	$5,094	6	N/A	4	NA	1
Pacer Developed Markets International Cash Cows 100 ETF	$53,881		$35,130		$4,191	2
Pacer Cash Cows Fund of Funds ETF	$43	6	N/A	4	NA	1
Pacer US Export Leaders ETF	$650		$542	5	N/A	1
Pacer International Export Leaders ETF	N/A	7	N/A	4	NA	1
Pacer CSOP FTSE China A50 ETF	$35,074		$10,021		$4,797
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	N/A	7	N/A	4	NA	1
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	N/A	7	N/A	4	N/A	1
Pacer Benchmark Healthcare Real Estate SCTR ETF	N/A	7	N/A	4	NA	1
Pacer Benchmark Industrial Real Estate SCTR ETF	$4,397		$2,159	5	N/A	1
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	$43,624		$1,898	5	N/A	1
Pacer Military Times Best Employers ETF	$217		$147		$—	2
Pacer Autopilot Hedged European Index ETF	N/A	3	N/A	3	N/A	3
Pacer WealthShield ETF	$136,338		$135,471		$42,691	2
Pacer CFRA-Stovall Global Seasonal Rotation ETF	N/A	7	N/A	4	N/A	1
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	$43,706		$6,071	5	N/A	1
1The Fund had not commenced investment operations as of April 30, 2018.
2Fees earned for the Fund’s commencement of operation through April 30, 2018. See “General Description of the Trust and the Funds” for each Fund’s inception date.
3All outstanding shares of the Fund were redeemed on December 22, 2016.
4The Fund had not commenced investment operations as of April 30, 2019.
5Fees earned for the Fund’s commencement of operation through April 30, 2019. See “General Description of the Trust and the Funds” for each Fund’s inception date.
6Fees earned for the Fund’s commencement of operation through April 30, 2020. See “General Description of the Trust and the Funds” for each Fund’s inception date.
7The Fund had not commenced investment operations as of April 30, 2020.
Directed Brokerage. For the fiscal year ended April 30, 2020, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser and Sub-Advisers based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services. The Funds listed below had a material increase or decrease in their portfolio turnover rate from the fiscal period ended April 30, 2019 to the period ended April 30, 2020:
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Portfolio Turnover Rate for the Fiscal Periods Ended April 30,
Name of Fund	2020	2019
Pacer Trendpilot US Mid Cap ETF[1]	143%	405%
Pacer Trendpilot European Index ETF[1]	12%	396%
Pacer CSOP FTSE China A50 ETF[2]	189%	45%
Pacer Developed Markets International Cash Cows 100 ETF[3]	149%	80%
1Material decreases in the portfolio turnover rates were due to fewer instances of market conditions triggering a change in the underlying index from investing in equity securities to U.S. Treasury securities.
2Material increase in the portfolio turnover rate was due to the reorganization of the Predecessor CSOP Fund into AFTY.
3Material increases in the portfolio turnover rate was due to increased volatility in equity markets during the fiscal year ended April 30, 2020 as compared to the prior fiscal year. Such increased volatility resulted in more frequent reconstitutions of each applicable Index and/or more significant turnover during each reconstitution.
ADDITIONAL INFORMATION CONCERNING THE TRUST
The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares of each Fund. Each Share of each Fund represents an equal proportionate interest in any given Fund with any given Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. Each Fund’s Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the Shares of the Trust. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation, which is owned by its member firms, including international broker dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall
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provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the fullest extent provided by law and in the manner provided in the By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS
The Trust issues and sells Shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of a Fund’s Shares is calculated each Business Day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time on each day that the New York Stock Exchange is open. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the New York Stock Exchange and Trust are open for business.
Fund Deposits (each Fund other than AFTY). The consideration for purchase of a Creation Unit of a Fund (other than AFTY) generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Fund Deposits (AFTY only). The consideration for purchase of a Creation Unit of AFTY generally consists of the deposit of a designated amount of cash (“Deposit Cash”). Notwithstanding the foregoing, the Trust reserves the right to permit or require consideration consisting of a portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or the substitution of a cash in lieu amount to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component
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is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Funds, through NSCC, will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposits (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposits are subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Creation Unit changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index. However, there will be no intraday changes to Deposit Securities or Deposit Cash except to correct errors in the published list.
The Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, the Clearing Process (discussed below), the Federal Reserve System for U.S. Treasury Securities (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting (“custom orders”). The Trust may in its discretion require an Authorized Participant to purchase Creation Units of the Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of the Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees and taxes.
All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) of such Funds is received and accepted is referred to as the “Order Placement Date.”
Except as otherwise set forth in this SAI, the order cut-off time for PTEU, PAEU, GCOW, PIEL, ICOW, PTIN, ECOW, and AFTY (each a “T-1 Fund” and collectively, the “T-1 Funds”) for orders to purchase Creation Units on the same Business Day is 4:00 p.m. Eastern Time. In addition, orders to purchase Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time on the prior Business Day. Such times may be modified by the T-1 Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the
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order must be received by the Distributor no later than 3:00 p.m. Eastern time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” Future Dated Trades to purchase or redeem Creation Units will have an Order Placement Date of the Business Day following the day on which such an order is submitted.
The order cut-off time for orders to purchase Creation Units for PTBD is expected to be 12:00 p.m. Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form.
All orders to purchase Shares directly from SZNG on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day. The Business Day following the day on which such an order is submitted to purchase Creation Units (or an order to redeem Creation Units, as set forth below) of the Fund is referred to as the “Order Placement Date.”
The order cut-off time for orders to purchase Creation Units for each Fund other than the T-1 Funds, PTBD, and SZNG is expected to be 4:00 p.m. Eastern Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants.
The order cut-off time for orders to purchase Creation Units for each Fund other than the T-1 Funds and for any T-1 Fund when the Deposit Securities for such T-1 Fund include only U.S. Treasury bills is expected to be 4:00 p.m. Eastern Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants.
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day, as designated in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
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The order shall be deemed to be received on the Order Placement Date provided that the order is placed in proper form prior to the applicable cut-off time and the Deposit Cash, as applicable, and the Cash Component in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or Deposit Cash, as applicable, and the Cash Component in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting there from. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. However, as discussed in Appendix A, the Funds reserve the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Distributor to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to a Fund for losses, if any, resulting from unsettled orders.
Creation Units may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of a Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
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All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, are set forth in the table below. A Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Name of Fund	Fixed Creation Transaction Fee
Pacer Trendpilot US Large Cap ETF	$500	*
Pacer Trendpilot US Mid Cap ETF	$500	*
Pacer Trendpilot 100 ETF	$250	*
Pacer Trendpilot European Index ETF	$2,000	*
Pacer Trendpilot US Bond ETF	$500
Pacer Trendpilot International ETF	$8,000	*
Pacer Trendpilot Fund of Funds ETF	$250
Pacer US Cash Cows 100 ETF	$250
Pacer US Small Cap Cash Cows 100 ETF	$250
Pacer US Cash Cows Growth ETF	$250
Pacer Global Cash Cows Dividend ETF	$1,500
Pacer Emerging Markets Cash Cows 100 ETF	$1,750
Pacer Developed Markets International Cash Cows 100 ETF	$1,500
Pacer Cash Cows Fund of Funds ETF	$250
Pacer US Export Leaders ETF	$250
Pacer International Export Leaders ETF	$2,000
Pacer CSOP FTSE China A50 ETF	$250
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	$250
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	$250
Pacer Benchmark Healthcare Real Estate SCTR ETF	$250
Pacer Benchmark Industrial Real Estate SCTR ETF	$250
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	$250
Pacer Military Times Best Employers ETF	$250
Pacer Autopilot Hedged European Index ETF	$5,000
Pacer WealthShield ETF	$500
Pacer CFRA-Stovall Global Seasonal Rotation ETF	$3,000
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	$500
* The fixed creation transaction fee will be $200 when the Deposit Securities include only U.S. Treasury bills.
In addition, a variable fee, payable to a Fund, of up to a maximum of 2%, except for AFTY which has a maximum of 8%, of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. A Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability
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provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. Redemption requests must be placed by or through an Authorized Participant. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction are set forth in the table below. A Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
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Name of Fund	Fixed Redemption Transaction Fee
Pacer Trendpilot US Large Cap ETF	$500	*
Pacer Trendpilot US Mid Cap ETF	$500	*
Pacer Trendpilot 100 ETF	$250	*
Pacer Trendpilot European Index ETF	$2,000	*
Pacer Trendpilot US Bond ETF	$500
Pacer Trendpilot International ETF	$8,000	*
Pacer Trendpilot Fund of Funds ETF	$250
Pacer US Cash Cows 100 ETF	$250
Pacer US Small Cap Cash Cows 100 ETF	$250
Pacer US Cash Cows Growth ETF	$250
Pacer Global Cash Cows Dividend ETF	$1,500
Pacer Emerging Markets Cash Cows 100 ETF	$1,750
Pacer Developed Markets International Cash Cows 100 ETF	$1,500
Pacer Cash Cows Fund of Funds ETF	$250
Pacer US Export Leaders ETF	$250
Pacer International Export Leaders ETF	$2,000
Pacer CSOP FTSE China A50 ETF	$250
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	$250
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	$250
Pacer Benchmark Healthcare Real Estate SCTR ETF	$250
Pacer Benchmark Industrial Real Estate SCTR ETF	$250
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	$250
Pacer Military Times Best Employers ETF	$250
Pacer Autopilot Hedged European Index ETF	$5,000
Pacer WealthShield ETF	$500
Pacer CFRA-Stovall Global Seasonal Rotation ETF	$3,000
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	$500
* The fixed redemption transaction fee will be $200 when the Deposit Securities include only U.S. Treasury bills.
In addition, a variable fee, payable to a Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. A Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
Procedures for Redemption of Creation Units. Except as otherwise set forth in this SAI, orders to redeem Creation Units of the T-1 Funds on any Business Day must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. In addition, orders to redeem Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time on the prior Business Day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
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Orders to redeem Creation Units of PTBD must be submitted in proper form to the Transfer Agent prior to 12:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
Orders to redeem Creation Units of SZNG on the next Business Day must be submitted in proper form to the Transfer Agent as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Participant Agreement and/or applicable order form.
The order cut-off time for orders to redeem Creation Units for each Fund other than the T-1 Funds, PTBD, and SZNG and for any T-1 Fund when the Deposit Securities for such T-1 Fund include only U.S. Treasury bills is expected to be 4:00 p.m. Eastern Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. Appendix A identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Funds, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.
If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either
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case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Funds next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their Shares of the Funds, or to purchase or sell Shares of the Funds on the Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Chinese Holidays (AFTY only). For every occurrence of one or more intervening holidays in China (including Hong Kong) that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays at the discretion of the Fund. In addition to holidays, other unforeseeable closings due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances, but in no event longer than fourteen calendar days. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
In the calendar year 2020, the dates of regular holidays affecting the relevant securities markets in which a Fund invests are as follows:

Holiday Name	Starting Date	Ending Date	A-Share Resumption Date
New Year’s Day (Observed)	January 1, 2020	January 1, 2020	January 2, 2020
Lunar New Year	January 27, 2020	January 30, 2020	January 31, 2020
Labour Day	May 1, 2020	May 1, 2020	May 4, 2020
Dragon Boat Festival Holiday	June 25, 2020	June 25, 2020	June 26, 2020
Mid-Autumn Festival	October 1, 2020	October 1, 2020	October 6, 2020
National Day	October 2, 2020	October 5, 2020	October 6, 2020
Required Early Acceptance of Orders. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, a Fund may require orders to be placed or notification of orders to be received prior to the trade date, as described in the Participant Agreement or the applicable order form, to receive the trade date’s net asset value. Orders to purchase Shares of the Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the order form.
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DETERMINATION OF NAV
Net asset value per Share for the Funds is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Fund Services and determined at the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. The values of non-U.S. dollar denominated securities are converted to U.S. dollars using foreign currency exchange rates generally determined as of 3:00 p.m. Hong Kong time.Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid quarterly by GCOW, COWZ, CALF, ICOW, ECOW, BUL, HERD, PWS, PEXL, VETS, SZNE, SZNG, RXRE, HOTL, PAD, INDS, SRVR, and PTBD and annually by each other Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis for the Funds to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Funds reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “TCJA”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. The application of certain provisions of the TCJA is uncertain, and the changes in the act may have indirect effects on a Fund, its investments and its shareholders that cannot be predicted. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.
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Qualification as a Regulated Investment Company (RIC). Each Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. To qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things:
(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by a Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and
(c) distribute with respect to each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.
In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.
Under the TCJA, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The TCJA does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the deduction and, thus, the lower federal income tax rate, but investors in a RIC, such as certain of the Funds, that invest in such REITs will not. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders.
With respect to the Benchmark ETFs, given the concentration of each Index in a relatively small number of securities, it may not be possible for each Fund to fully implement a replication strategy or a representative sampling strategy while satisfying the above diversification requirements. A Fund’s efforts to satisfy such requirements may affect such Fund’s execution of its investment strategy and may cause such Fund’s return to deviate from that of the applicable Index, and such Fund’s efforts to replicate or represent the applicable Index may cause it inadvertently to fail to satisfy the diversification requirements.
Taxation of the Funds. If the Funds qualify for treatment as RICs, the Funds will not be subject to federal income tax on income and gains that are distributed in a timely manner to their shareholders in the form of dividends.
If, for any taxable year, a Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement, they would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, a Fund would be required to pay out its earnings and profits accumulated in that year to
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qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but to do so that Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.
The Funds intend to distribute, at least annually, substantially all of their investment company taxable income and net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates (which the Tax Act reduced to 21%). If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their Shares of such undistributed amount, (ii) will be deemed to have paid their proportionate Shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.
If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Funds intend to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that they will be able to do so. The Funds may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.
Although AFTY intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, AFTY will be subject to federal income taxation, to the extent any such income or gains are not distributed. If AFTY does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, AFTY may be unable to satisfy the minimum distribution requirement described above. If AFTY failed to satisfy the distribution requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph. AFTY may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated; (ii) will be entitled to credit their proportionate shares of the income tax paid by AFTY on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities; and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in AFTY by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. AFTY is treated as a separate corporation for federal income tax purposes. AFTY therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein.
The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.
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At April 30, 2020, the Funds had the following capital loss carryforwards which do not expire:

Name of Fund	Capital Loss Carryforwards Amount (Short-Term)	Capital Loss Carryforwards Amount (Long-Term)
Pacer Trendpilot US Large Cap ETF	$228,446,268	$251,614,651
Pacer Trendpilot US Mid Cap ETF	$106,713,763	$7,605,969
Pacer Trendpilot 100 ETF	$16,331,208	$1,251,137
Pacer Trendpilot European Index ETF	$38,573,148	$8,767,332
Pacer Trendpilot US Bond ETF	$1,000,103	$—
Pacer Trendpilot International ETF	$12,611,917	$—
Pacer Trendpilot Fund of Funds ETF	$—	$—
Pacer US Cash Cows 100 ETF	$26,797,213	$13,524,924
Pacer US Small Cap Cash Cows 100 ETF	$10,982,976	$3,183,395
Pacer US Cash Cows Growth ETF	$205,376	$—
Pacer Global Cash Cows Dividend ETF	$7,383,320	$8,684,188
Pacer Emerging Markets Cash Cows 100 ETF	$39,967	$—
Pacer Developed Markets International Cash Cows 100 ETF	$2,707,011	$1,779,379
Pacer Cash Cows Fund of Funds ETF	$4,717	$—
Pacer US Export Leaders ETF	$230,870	$27,175
Pacer International Export Leaders ETF	N/A	N/A
Pacer CSOP FTSE China A50 ETF	$1,166,967	$—
Pacer Benchmark Hotel & Lodging Real Estate SCTR ETF	N/A	N/A
Pacer Benchmark Apartments & Residential Real Estate SCTR ETF	N/A	N/A
Pacer Benchmark Healthcare Real Estate SCTR ETF	N/A	N/A
Pacer Benchmark Industrial Real Estate SCTR ETF	$1,978,292	$—
Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF	$536,329	$—
Pacer Military Times Best Employers ETF	$30,831	$16,880
Pacer Autopilot Hedged European Index ETF	N/A	N/A
Pacer WealthShield ETF	$23,552,021	$—
Pacer CFRA-Stovall Global Seasonal Rotation ETF	N/A	N/A
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	$15,029,291	$—
Fund Distributions. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional Shares. Moreover, distributions of a Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing Shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.
Dividends and other distributions are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.
Distributions by a Fund of investment income is generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her Fund Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain (the excess of a Fund’s net long-term capital gain over its net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are currently subject to a reduced maximum tax rate of 20%. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.
Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more
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of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.
A dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In addition, distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying fund.
Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70%, except for AFTY which will qualify for 50%, dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that a Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of the Code.
To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
If a Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of that shareholder’s tax basis in its Shares, and thereafter as capital gain, assuming the shareholder holds his or her Shares as capital assets. A return of capital is not taxable, but reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.
The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.
Sale or Exchange of Shares. A sale or exchange of Shares in the Funds may give rise to a gain or loss. For tax purposes, an exchange of Shares of a Fund for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other substantially identical Shares of the Funds are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.
Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.
Some debt obligations that are acquired by a Fund may be treated as having original issue discount (“OID”). Generally, a Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If a Fund holds such debt instruments, it may be required to pay out as distributions
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each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary.
A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be OID, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. If a Fund invests in securities that have OID, it may be required to liquidate other investments, including at times when it is not advantageous to do so, to satisfy its distribution requirements and to eliminate any possible taxation at a Fund level. Moreover, a Fund may realize gains or losses from such liquidations. In the event a Fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have in the absence of such transactions.
Real Estate Investment Trusts. The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in such Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by such Fund and, in turn, may be distributed by such Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction.
If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified REIT dividends” to shareholders.
REITs in which a Fund invests often do not provide complete and final tax information to a Fund until after the time that a Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or your broker) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
Backup Withholding. A Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund Shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
A beneficial holder of Shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of Shares of the Funds or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more
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during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.
A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.
For a non-U.S. person to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (“IRS”).
A beneficial holder of Shares who is a non-U.S. person may be subject to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
Section 351. The Trust on behalf of the Funds has the right to reject an order for a purchase of Shares of the Trust if the purchaser (or any group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Foreign Investments. Income received by the Funds from sources within foreign countries and U.S. possessions (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries and U.S. possessions that would reduce the yield on a Fund’s stock or securities. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
If as of the end of the Funds’ taxable year more than 50% of the value of a Fund’s assets consist of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens, or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, a Fund will treat those taxes as dividends paid to its shareholders who must include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such
67

taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.
If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. In such instances, the Funds intend to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from income that qualifies for a Fund to satisfy the RIC requirements of the Code described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Fund’s status as a RIC for all years to which the regulations are applicable.
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for Creation Units cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Certain Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis. Legislation passed by Congress now requires the reporting of adjusted cost basis information for covered securities, which generally include Shares of a RIC acquired to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
General Considerations. The federal income tax discussion set forth above is for general information only. Shares of the Fund held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.
State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from
68

the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.
FINANCIAL STATEMENTS
The Annual Report for the Funds (other than PAEU, PAD, RXRE, HOTL, SZNG, and PIEL) for the fiscal year ended April 30, 2020 is a separate document and the respective financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Funds’ Annual Report at no charge by calling 1-800-617-0004 or through the Funds’ website at www.PacerETFs.com.
69

APPENDIX A
The Funds generally intend to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two business days. The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.
The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. Because the portfolio securities of the Fund may trade on days that the Fund’s Exchange is closed or on days that are not business days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets, including Saturdays, Sundays, the U.S. holidays listed below, and any other time the Exchange is closed.
The dates of the Regular Holidays in calendar year 2020 are:

Holiday	2020
New Year’s Day	Wednesday, January 1
Martin Luther King, Jr. Day	Monday, January 20
President’s Day	Monday, February 17
Good Friday	Friday, April 10
Memorial Day	Monday, May 25
Independence Day	Friday, July 3*
Labor Day	Monday, September 7
Thanksgiving Day	Thursday, November 26**
Christmas	Friday, December 25***
* The NYSE, NYSE AMEX and NASDAQ will observe the July 4 holiday on Friday, July 3, 2020.
** The NYSE, NYSE AMEX and NASDAQ will close early at 1:00 p.m. Eastern time on Friday, November 29, 2020 (the day after Thanksgiving).
*** The NYSE, NYSE AMEX and NASDAQ will close early at 1:00 p.m. Eastern time on Thursday, December 24, 2020.
In calendar year 2020, the dates of regular holidays affecting the relevant securities markets in which the Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2020

ARGENTINA
January 1	April 10	July 9	December 8
February 24	May 1	August 17	December 25
February 25	May 25	October 12	December 31
March 24	June 17	November 23
April 2	June 20	December 7
AUSTRALIA
January 1	April 10	April 13	December 25
January 26	April 11	April 25	December 26
January 27	April 12	April 27	December 28
AUSTRIA
January 1	June 1	December 31	January 1
April 10	October 26		April 10
April 13	December 24		April 13
May 1	December 25		May 1
AZERBAIJAN
January 1	March 20	March 26	June 15
January 2	March 21	March 27	June 16
January 3	March 22	May 11	July 31
January 6	March 23	May 24	August 1
January 20	March 24	May 25	November 9
March 9	March 25	May 28	December 31
BELGIUM
January 1	May 1	June 1	November 1
April 12	May 21	July 21	November 11
April 13	May 31	August 15	December 25
BERMUDA
January 1	June 15	September 7	December 28
April 10	July 30	November 11
May 29	July 31	December 25
BRAZIL
January 1	April 21	September 7	November 15
February 25	May 1	October 12	December 25
April 10	June 11	November 2
CANADA
January 1	May 18	September 7	December 25
April 10	July 1	October 12
April 13	August 3	November 11
CHILE
January 1	May 21	September 18	November 1
April 10	June 29	September 19	November 2
April 11	July 16	October 12	December 8
May 1	August 15	October 31	December 25

CHINA
January 1	January 29	May 1	October 5
January 14	January 30	June 25	October 6
January 25	January 31	October 1	October 7
January 26	April 4	October 2
January 27	April 5	October 3
January 28	April 6	October 4
COLOMBIA
January 1	May 1	July 20	November 16
January 6	May 25	August 7	December 8
March 19	June 15	August 17	December 25
April 9	June 22	October 12
April 10	June 29	November 2
CZECH REPUBLIC
January 1	May 8	October 28	December 26
April 10	July 5	November 17
April 13	July 6	December 24
May 1	September 28	December 25
DENMARK
January 1	April 12	May 21	December 24
April 9	April 13	May 31	December 25
April 10	May 8	June 1	December 26
DOMINICAN REPUBLIC
January 1	February 27	June 11	December 25
January 6	April 10	August 16
January 21	April 12	September 24
January 26	May 1	November 6
FINLAND
January 1	May 1	November 1
January 6	May 21	December 6
April 10	June 19	December 24
April 13	June 20	December 25
FRANCE
January 1	May 21	November 1
April 13	June 1	November 11
May 1	July 14	December 25
May 8	August 15
GERMANY
January 1	May 1	October 3
April 10	May 21	December 25
April 13	June 1	December 26
GREECE
January 1	April 10	May 1	December 25
January 6	April 13	June 8	December 31
March 2	April 17	October 28
March 25	April 20	December 24

HONG KONG
January 1	April 30	October 2
January 27	May 1	October 26
January 28	June 25	December 25
April 10	July 1
April 13	October 1
HUNGARY
January 1	April 13	August 20	December 25
March 15	May 1	August 21	December 26
April 10	May 31	October 23
April 12	June 1	November 1
INDIA
January 26	April 14	August 15	October 29
February 21	May 7	August 29	November 14
April 6	July 31	October 2	November 30
April 10	August 12	October 25	December 25
INDONESIA
January 1	May 1	June 1	December 25
January 25	May 7	July 31
March 22	May 21	August 17
March 25	May 24	August 20
April 10	May 26	October 29
IRELAND
January 1	May 4	October 26	December 28
March 17	June 1	December 25
April 13	August 3	December 26
ISRAEL
March 10	April 16	July 30	September 28
March 11	April 29	August 19	October 3
April 4	May 8	August 20	October 10
April 9	May 29	September 19	October 11
April 15	May 31	September 20
ITALY
January 1	April 25	August 15	December 25
January 6	May 1	November 1	December 26
April 13	June 2	December 8
JAPAN
January 1	May 3	August 11	November 23
January 13	May 4	September 21	December 23
February 11	May 5	September 22
March 20	May 6	October 12
April 29	July 20	November 3
KAZAKHSTAN
January 1	March 21	May 7	December 16
January 2	March 22	May 11	December 17
January 7	March 23	July 6
March 9	March 24	July 31
March 20	May 1	December 1

LUXEMBOURG
January 1	May 1	June 10	November 1
April 19	May 9	June 23	December 25
April 22	May 30	August 15	December 26
MALAYSIA
January 25	May 7	July 31	September 16
January 26	May 24	August 20	October 29
January 27	May 25	August 31	December 25
May 1	May 26	September 9
MEXICO
January 1	April 9	September 16	November 16
February 3	April 10	October 12	November 20
March 16	May 1	November 2	December 25
NETHERLANDS
January 1	April 27	May 31	December 26
April 12	May 5	June 1
April 13	May 21	December 25
NORWAY
January 1	April 13	May 21	December 26
April 9	May 1	June 1
April 10	May 17	December 25
OMAN
January 1	May 26	July 31	August 20
March 22	May 27	August 1	October 29
May 24	July 23	August 2	November 18
May 25	July 30	August 3	November 19
PERU
January 1	June 29	August 30	December 25
April 9	July 27	October 8
April 10	July 28	November 1
May 1	July 29	December 8
PHILIPPINES
January 1	May 1	August 31	December 25
January 25	May 24	November 1	December 30
April 9	June 12	November 30	December 31
April 10	July 31	December 8
April 11	August 21	December 24
POLAND
January 1	May 1	August 15	December 26
January 6	May 3	November 1
April 12	May 31	November 11
April 13	June 11	December 25
PORTUGAL
January 1	May 1	December 31
April 10	December 24
April 13	December 25

QATAR
February 11	May 26	July 31	August 4
March 11	May 27	August 1	December 18
May 24	May 28	August 2
May 25	July 30	August 3
*The Qatari market is closed every Friday.
REPUBLIC OF KOREA
January 1	January 27	May 1	October 1
January 24	March 1	May 5	October 3
January 25	April 15	June 6	October 9
January 26	April 30	August 15	December 25
September 30
ROMANIA
January 1	April 20	June 8	December 25
January 2	May 1	August 15	December 26
January 24	June 1	November 30
April 17	June 7	December 1
RUSSIA
January 1	January 7	May 1	May 12
January 2	February 23	May 4	November4
January 3	February 24	May 9
January 6	March 9	May 11
SAUDI ARABIA
May 24	July 16	July 31	August 5
May 25	July 17	August 1	September 23
May 26	July 28	August 2
May 27	July 29	August 3
May 28	July 30	August 4
*The Saudi market is closed every Friday.
SINGAPORE
January 1	May 1	August 9	October 28
February 5	May 19	August 11	December 25
February 6	May 20	August 12
April 19	June 5	October 27
SOUTH AFRICA
January 1	April 27	September 24
March 21	May 1	December 16
April 10	June 16	December 25
April 13	August 9	December 26
SOUTH KOREA
January 1	May 1	October 2
January 24	May 5	October 9
January 27	September 30	December 25
April 30	October 1	December 31
SPAIN
January 1	May 1	November 1	December 25
January 6	August 15	December 6
April 19	October 12	December 8

SWEDEN
January 1	April 13	June 6	December 24
January 6	May 1	June 19	December 25
April 10	May 21	June 20	December 26
April 12	May 31	November 1	December 31
SWITZERLAND
January 1	May 21	August 1	December 26
April 10	May 31	September 20
April 13	June 1	December 25
TAIWAN
January 1	January 29	May 1	October 10
January 24	February 28	June 25
January 27	April 3	October 1
January 28	April 4	October 9
THAILAND
January 1	April 13	May 21	October 23
January 2	April 14	July 5	December 7
January 25	April 15	July 28	December 10
March 9	May 1	August 12	December 31
April 6	May 7	October 13
TURKEY
January 1	May 24	July 15	August 3
April 23	May 25	July 31	August 30
May 1	May 26	August 1	October 29
May 19	May 27	August 2
UKRAINE
January 1	April 20	June 29	December 31
January 7	May 1	August 24
March 9	May 11	October 14
April 19	June 8	December 25
UNITED ARAB EMIRATES
January 1	May 26	August 2	December 2
March 22	July 30	August 20	December 3
May 24	July 31	October 29
May 25	August 1	November 30
*The United Arab Emirates markets are closed every Friday.
UNITED KINGDOM
January 1	May 4	August 31	December 26
April 10	May 25	December 25	December 28
UNITED STATES
January 1	April 10	September 7
January 20	May 25	November 26
February 17	July 3	December 25
URUGUAY
January 1	April 9	May 1	August 28
February 24	April 10	June 19	October 12
February 25	April 20	July 18	December 25

ZAMBIA
January 1	April 11	July 6	October 24
March 9	April 13	July 7	December 25
March 12	May 1	August 3
April 10	May 25	October 19

The longest redemption cycle for the Funds is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In the calendar year 2020, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for the Funds as follows:

SETTLEMENT PERIODS	Beginning of		End of		Number of Days in
GREATER THAN	Settlement		Settlement		Settlement
SEVEN DAYS FOR YEAR 2020	Period		Period		Period
Australia		4/6/2020		4/14/2020		8
		4/7/2020		4/15/2020		8
		4/8/2020		4/16/2020		8
		4/9/2020		4/17/2020		8
		12/21/2020		12/29/2020		8
		12/22/2020		12/30/2020		8
		12/23/2020		12/31/2020		8
		12/24/2020		1/2/2021		11

China		1/22/2020		2/3/2020		12
		1/23/2020		2/3/2020		12
		1/24/2020		2/5/2020		12
		1/27/2020		2/5/2020		9
		1/28/2020		2/5/2020		8
		9/28/20		10/8/20		10
		9/29/20		10/9/20		10
		9/30/20		10/12/20		12

Israel		3/3/2020		3/12/2020		9
		3/4/2020		3/16/2020		12
		3/5/2020		3/17/2020		12
		3/9/2020		3/18/2020		9
		4/2/2020		4/13/2020		11
		4/6/2020		4/14/2020		8
		4/7/2020		4/20/2020		13
		4/8/2020		4/21/2020		13

Japan		1/10/2020		1/20/2020		9
		4/28/2020		5/7/2020		8
		4/29/2020		5/8/2020		8
		4/30/2020		5/11/2020		10
		5/1/2020		5/12/2020		11

Mexico		1/31/2020		2/11/2020		10
		4/3/2020		4/13/2020		10
		4/6/2020		4/14/2020		8
		4/7/2020		4/15/2020		8
		4/8/2020		4/16/2020		8

Oman		5/19/2020		6/1/2020		12
		5/20/2020		6/2/2020		12
		5/21/2020		6/3/2020		12
Peru		7/24/2020		8/3/2020		9

Qatar	5/19/2020	5/28/2020	9
	5/20/2020	6/1/2020	12
	5/21/2020	6/2/2020	12

Russia	1/2/2020	1/14/2020	12
	1/3/2020	1/14/2020	11
	1/6/2020	1/14/2020	8

Saudi Arabia	5/13/2020	6/2/2020	19
	5/14/2020	6/3/2020	19
	5/18/2020	6/4/2020	16
	5/19/2020	6/8/2020	19
	5/20/2020	6/9/2020	19
	5/21/2020	6/10/2020	19
	7/7/2020	7/20/2020	13
	7/8/2020	7/21/2020	13
	7/9/2020	7/22/2020	13
	7/13/2020	7/23/2020	13
	7/14/2020	7/27/2020	13
	7/15/2020	8/6/2020	22
	7/20/2020	8/10/2020	22
	7/21/2020	8/11/2020	22
	7/22/2020	8/12/2020	22
	7/23/2020	8/13/2020	22
	7/27/2020	8/17/2020	21

Spain	1/2/2020	1/14/2020	13
	1/3/2020	1/15/2020	12
	1/3/2020	1/16/2020	12
	4/22/2020	5/4/2020	11
	4/23/2020	5/5/2020	11
	4/24/2020	5/6/2020	11
	4/27/2020	5/7/2020	9
	4/28/2020	5/8/2020	9
	4/29/2020	5/11/2020	11
	4/30/2020	5/12/2020	11
	10/1/2020	10/13/2020	11
	10/2/2020	10/14/2020	11
	10/5/2020	10/15/2020	9
	10/6/2020	10/16/2020	9
	10/7/2020	10/19/2020	11
	10/8/2020	10/20/2020	11
	10/9/2020	10/21/2020	11
	11/27/2020	12/9/2020	11
	11/30/2020	12/10/2020	9
	12/1/2020	12/11/2020	9
	12/2/2020	12/14/2020	9
	12/3/2020	12/15/2020	9

	12/4/2020	12/16/2020	9
	12/7/2020	12/17/2020	9
	12/16/2020	12/28/2020	11
	12/17/2020	12/29/2020	11
	12/18/2020	12/30/2020	11
	12/21/2020	12/31/2020	10
	12/22/2020	1/4/2021	12
	12/23/2020	1/5/2021	12
	12/24/2020	1/6/2021	12

Switzerland	4/3/2020	4/15/2020	11
	4/6/2020	4/16/2020	9
	4/7/2020	4/17/2020	9
	4/8/2020	4/20/2020	11
	4/9/2020	4/21/2020	11

•These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
The right of redemption may be suspended or the date of payment postponed (1) for any period during which the relevant Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the relevant Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

APPENDIX B
The Adviser has adopted the following guidelines with respect to the Adviser’s proxy voting responsibilities for the Funds.
GLASS LEWIS INVESTMENT MANAGER GUIDELINES
The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.
The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.
MANAGEMENT PROPOSALS
ELECTION OF DIRECTORS
In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.
AUDITOR
The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.
COMPENSATION
Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.
The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.
AUTHORIZED SHARES
Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholder approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.
SHAREHOLDER RIGHTS
Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.
MERGERS/ACQUISITIONS
Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

B-1

SHAREHOLDER PROPOSALS
We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.
GOVERNANCE
The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.
COMPENSATION
The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to claw back unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.
ENVIRONMENT
Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.
SOCIAL
Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

B-2

PACER FUNDS TRUST
PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	(1)
Certificate of Trust dated August 12, 2014 was previously filed with the Registrant’s Initial Registration Statement on January 15, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(2)
Declaration of Trust dated August 12, 2014 was previously filed with the Registrant’s Initial Registration Statement on January 15, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(b)
By-Laws dated August 12, 2014 were previously filed with the Registrant’s Initial Registration Statement on January 15, 2015 (File Nos. 333-201530 and 811-23024) and are incorporated herein by reference.

(c)			Instruments Defining Rights of Security Holders—Incorporated by reference to Articles III, V, VI, VII and VIII of the Declaration of Trust and By-Laws.
(d)	(1)
Investment Advisory Agreement between the Registrant and Pacer Advisors, Inc. dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(2)
Amended Schedule A dated June 22, 2020 to the Investment Advisory Agreement was previously filed with Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on June 22, 2020 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(e)	(1)
Distribution Agreement between the Registrant and Pacer Financial, Inc. dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(2)
Amended Appendix A dated June 22, 2020 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on June 22, 2020 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(f)			Bonus, profit sharing contracts—None.
(g)	(1)	(A)
Custody Agreement between the Registrant and U.S. Bank National Association dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

		(B)
Third Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated June 1, 2017, was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on August 28, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

		(C)
Amended Exhibit B dated June 2020 to the Custody Agreement was previously filed with Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on June 22, 2020 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(h)	(1)	(A)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

		(B)
Fourth Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 1, 2017, was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on August 28, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

		(C)
Amended Exhibit A dated June 2020 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on June 22, 2020 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(2)	(A)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

		(B)
Third Amendment to Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 1, 2017, was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on August 28, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

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		(C)
Amended Exhibit A dated June 2020 to the Transfer Agent Agreement was previously filed with Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on June 22, 2020 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(3)	(A)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

		(B)
Fourth Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 1, 2017, was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on August 28, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

		(C)
Amended Exhibit A dated June 2020 to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on June 22, 2020 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(4)		Form of Authorized Participant Agreement - Filed Herewith.
(i)	(1)
Opinion and Consent of Morgan, Lewis & Bockius LLP for Pacer Trendpilot™ 750 ETF, Pacer Trendpilot™ 450 ETF, Pacer Trendpilot™ 100 ETF and Pacer US Export Leaders ETF is incorporated herein by reference to Exhibit (i) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 27, 2015 (File Nos. 333-201530 and 811-23024).

	(2)
Opinion and Consent of Morgan, Lewis & Bockius LLP for Pacer Trendpilot™ European Index ETF, Pacer Autopilot Hedged European Index ETF, Pacer Global Cash Cows Dividend ETF (formerly known as the Pacer Global High Dividend ETF) and Pacer International Export Leaders ETF is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2015 (File Nos. 333-201530 and 811-23024).

	(3)
Opinion and Consent of Morgan, Lewis & Bockius LLP for Pacer US Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, and Pacer US Small Cap Cash Cows 100 ETF (formerly known as the Pacer Emerging Markets Cash Cows 100 ETF), was previously filed with Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on December 12, 2016 and is incorporated herein by reference (File Nos. 333-201530 and 811-23024).

	(4)
Consent of Practus, LLP for Pacer Trendpilot US Bond ETF was previously filed with Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on October 11, 2019 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(5)
Consent of Practus, LLP for Pacer American Energy Independence ETF was previously filed with Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on December 11, 2019 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(6)
Consent of Practus, LLP for Pacer CSOP FTSE China A50 ETF was previously filed with Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on December 18, 2019 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(7)
Opinion and Consent of Practus, LLP for Pacer Lunt Large Cap Alternator ETF, Pacer Lunt MidCap Multi-Factor Alternator ETF, Pacer Large Cap Multi-Factor Alternator ETF, and Pacer BioThreat ETF was previously filed with Post-Effective Amendment 64 to the Registrant's Registration Statement on June 22, 2020 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(8)		Consent of Practus, LLP — Filed Herewith.
(j)	(1)
Consent of the Pacer American Energy Independence ETF Predecessor Fund's Accounting Firm was previously filed with Post-Effective Amendment 53 to the Registrant's Registration Statement on December 11, 2019 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(2)
Consent of the Pacer CSOP FTSE China A50 ETF Predecessor Fund's Accounting Firm was previously filed with Post-Effective Amendment 55 to the Registrant's Registration Statement on December 18, 2019 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(3)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Financial statements omitted from prospectus — None.
(l)
Subscription Agreement dated May 15, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(m)	(1)
Rule 12b-1 Plan was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(2)
Amended Schedule A dated June 22, 2020 to Rule 12b-1 Plan was previously filed with Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on June 22, 2020 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

2

(n)			Rule 18f-3 Plan — None.
(o)			Reserved.
(p)	(1)
Code of Ethics of Pacer Funds Trust was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(2)
Code of Ethics of Pacer Advisors, Inc. dated August 3, 2017 was previously filed with Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on April 30, 2019 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(3)
Code of Ethics of Pacer Financial, Inc. was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(4)
Code of Ethics of Vident Advisory, LLC & WeatherStorm Capital, LLC was previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on October 11, 2019 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(5)		Code of Ethics of CSOP Asset Management Limited - Filed Herewith.
	(6)	(A)
Powers of Attorney were previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and are incorporated herein by reference.

(B)
Power of Attorney was previously filed with Pre-Effective Amendment No. 17 to the Registrant’s Registration Statement on December 8, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 30. Indemnification

Reference is made to Article VII, Section III of the Registrant’s Declaration of Trust, which was filed with the Registrant’s Initial Registration Statement on January 15, 2015. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser
This Item incorporated by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Pacer Advisors, Inc.	801-79654
Vident Investment Advisory, LLC	801-80534
CSOP Asset Management Limited	801-79092
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Item 32. Principal Underwriter

(a) Pacer Financial, Inc., the Registrant’s principal underwriter, does not act as principal underwriter for any other investment companies.

(b)To the best of Registrant’s knowledge, the directors and executive officers of Pacer Financial, Inc. are as follows:

Name and Principal Business Address (1)	Position and Offices with Pacer Financial, Inc.	Positions and Offices with Registrant
Joe M. Thomson	President, CCO	President, Chairman
Joann Thomson	Secretary, Treasurer	None
Paul L. Giorgio	FINOP	None
(1)The principal business address for each of the above directors and executive officers is 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

(c)Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Advisor	Pacer Advisors, Inc. 500 Chesterfield Parkway Malvern, Pennsylvania 19355
Sub-Advisor for the Pacer Trendpilot US Bond ETF	Vident Investment Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, GA 30009
Sub-Advisor for the Pacer CSOP FTSE China A50 ETF	CSOP Asset Management Limited 2801-2803, Two Exchange Square 8 Connaught Place Central, Hong Kong
Registrant’s Distributor	Pacer Financial, Inc. 500 Chesterfield Parkway Malvern, Pennsylvania 19355

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.
4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Paoli and the State of Pennsylvania on August 26, 2020.

Pacer Funds Trust

By: /s/ Joe M. Thomson
        Joe M. Thomson
        President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated as of August 26, 2020.

Signature	Title

/s/ Deborah G. Wolk*	Lead Independent Trustee
Deborah G. Wolk

/s/ Dennis J. Ryan*	Trustee
Dennis J. Ryan

/s/ Jonathan H. Newman, Sr.*	Trustee
Jonathan H. Newman, Sr.

/s/ Joe M. Thomson	Trustee and President
Joe M. Thomson

/s/ Sean E. O’Hara	Treasurer
Sean E. O’Hara

*By:	/s/ Sean E. O’Hara
Sean E. O’Hara Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(h)(4)	Form of Authorized Participant Agreement
(i)(8)	Consent of Practus, LLP
(j)	Consent of Independent Registered Public Accounting Firm
(p)(5)	Code of Ethics of CSOP Asset Management Limited